UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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ConocoPhillips

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF

2007

ANNUAL

STOCKHOLDERS

MEETING

MAY 9, 2007

and

PROXY

STATEMENT

Wednesday

May 9, 2007

10:30 a.m. local time

Omni Houston Hotel at

Westside

13210 Katy Freeway

Houston, Texas 77079

April 2, 2007

Dear ConocoPhillips Stockholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Stockholders to be held at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, Texas, on Wednesday, May 9, 2007, at 10:30 a.m.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please either complete and return the enclosed proxy card in the accompanying envelope or submit your proxy using the Internet or telephone procedures provided on the proxy card. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. ConocoPhillips’ 2006 Annual Report to Stockholders has been previously mailed to you.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2006 followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 9th.

Sincerely,

J. J. Mulva Chairman of the Board and Chief Executive Officer

CONOCOPHILLIPS

600 North Dairy Ashford

Houston, Texas 77079

PROXY STATEMENT

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

Time	10:30 a.m. on Wednesday, May 9, 2007

Place	Omni Houston Hotel at Westside
13210 Katy Freeway
Houston, Texas 77079

Items of Business:

•	To elect six directors (page 7);

•	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for 2007 (page 69);

•	To consider and vote on six stockholder proposals (pages 71-83); and

•	To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a stockholder of record as of March 12, 2007.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

•	Over the Internet,

•	By telephone, or

•	By mail.

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to stockholders on or about April 2, 2007.

By Order of the Board of Directors

Janet Langford Kelly

Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

The Board of Directors of ConocoPhillips is soliciting your vote at the Annual Meeting of ConocoPhillips’ stockholders.

What am I voting on?

You are voting on:

•	The election of directors (see page 7);

•	The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2007 (see page 69);

•	The consideration of six stockholder proposals (see pages 71-83); and

•	Any other business properly coming before the meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation can be found with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the Board’s proposal to elect nominated Directors;

•	FOR the Board’s proposal to ratify the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2007; and

•	AGAINST each of the stockholder proposals.

Who is entitled to vote?

You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 12, 2007. Each share of common stock is entitled to one vote. As of March 12, 2007, we had 1,683,410,382 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 12, 2007, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

How many votes are needed to approve each of the proposals?

Our Board has adopted a majority voting standard with respect to the election of our directors. As a result, all director nominees and other proposals submitted require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares “FOR” all the director nominees named in this proxy statement.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

To vote by proxy, you must either:

•	Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	Vote by telephone (instructions are on the proxy card), or

•	Vote over the Internet (instructions are on the proxy card).

If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voter instruction form carefully.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	Fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope, or

•	Vote by telephone (instructions are on the voting instruction form).

You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting,

•	Sending our Corporate Secretary a written document revoking your earlier proxy,

•	Voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 8, 2007, or

•	Voting again at the meeting.

Who counts the votes?

We have hired Mellon Investor Services LLC, our transfer agent, to count the votes represented by proxies cast by ballot, telephone, and the Internet. Employees of Mellon Investor Services will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2007 are considered routine matters.

If you do not give your broker instructions on how to vote your shares, for matters not considered “routine,” the broker may return the proxy card without voting on that proposal. This is a broker non-vote. Votes in connection with the six stockholder proposals are not considered routine matters.

If you hold your shares through ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) will be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

For all proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the director nominees listed on the card, “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2007 and “AGAINST” each of the stockholder proposals.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

The Annual Meeting is open to all holders of ConocoPhillips common stock. Each stockholder is permitted to bring one guest. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting, and security measures will be in effect in order to ensure the safety of attendees.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

This proxy statement and the 2006 annual report are available on our website at www.conocophillips.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, please contact Mellon Investor Services at 1-800-356-0066 (from the United States, Canada and Puerto Rico), at 1-201-680-6578 (from all other locations) or via the Internet at https://vault.melloninvestor.com/isd.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

Our Board of Directors currently has 17 members. Our Board is classified into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for their class expires. Any director vacancies created between meetings (such as by a current director’s death, resignation or removal for cause or an increase in the number of directors) may be filled by a majority of the remaining directors then in office. Any director appointed in this manner would hold office until the next election for his or her respective class. If a vacancy resulted from an action of our stockholders, only our stockholders are entitled to elect a successor.

What if a nominee is unable or unwilling to serve?

That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

What if a director nominee does not receive a majority of votes cast?

If a nominee who is serving as a director is not elected at the Annual Meeting and no one else is elected in place of that director, then, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under our By-Laws, the holdover director is required to tender his or her resignation to the Board. The Committee on Directors’ Affairs would then make a recommendation to the Board whether to accept or reject the tendered resignation, or whether some other action should be taken. The Board of Directors would then make a decision whether to accept the resignation taking into account the recommendation of the Committee on Directors’ Affairs. The Board is required to publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

How are directors compensated?

Please see our discussion of director compensation beginning on page 58.

How often did the Board meet in 2006?

The Board of Directors met six times in 2006. Each director attended at least 75 percent of the aggregate of:

•	the total number of meetings of the Board (held during the period for which she or he has been a director); and

•	the total number of full-committee meetings held by all committees of the Board on which she or he served (during the periods that she or he served).

Do the Board committees have written charters?

Yes. The charters for our Audit and Finance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com under the “Corporate Governance” caption (accessed through the “Investor Information” link). Stockholders may also request printed copies of our Board committee charters by following the instructions located under the caption “Available Information” on page 85.

What are the Committees of the Board?

Committee	Members	Principal Functions	Number of Meetings in 2006
Audit and Finance	James E. Copeland, Jr.* Richard H. Auchinleck Harald J. Norvik Kathryn C. Turner

•   Discusses with management, the independent auditors, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•   Monitors the qualifications, independence and performance of our independent auditors and internal auditors.

•   Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our Code of Business Ethics and Conduct.

•   Maintains open and direct lines of communication with the Board and our management, internal auditors and independent auditors.

			14
Executive	James J. Mulva* Norman R. Augustine James E. Copeland, Jr. Kenneth M. Duberstein Victoria J. Tschinkel	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our By-Laws and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.	2
Compensation	Norman R. Augustine* Harold W. McGraw, III William R. Rhodes William E. Wade, Jr.	• Oversees and administers our executive compensation policies, plans, programs and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees. • Annually reviews the performance (together with the Directors’ Affairs Committee) and sets the compensation of the CEO.	8
Directors’ Affairs	Kenneth M. Duberstein* Richard L. Armitage Charles C. Krulak J. Stapleton Roy

•   Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.

•   Recommends committee assignments to the Board.

•   Reviews and recommends to the Board compensation and benefits policies for our directors.

•   Reviews and recommends to the Board appropriate corporate governance policies and procedures for our Company.

•   Conducts an annual assessment of the qualifications and performance of the Board.

•   Reviews and reports to the Board annually on the performance of management and succession planning for the CEO.

•   Together with the Compensation Committee, annually reviews the performance of the CEO.

			8
Public Policy	Victoria J. Tschinkel* Ruth R. Harkin William K. Reilly Bobby S. Shackouls	• Advises the Board on current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	5
*	Committee Chairperson

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

The Class II directors standing for election this year to hold office until the 2010 Annual Meeting of Stockholders and until his or her successor is elected are:

James E. Copeland, Jr., 62, Director since February 2004
•	Chief Executive Officer of Deloitte & Touche from 1999 to 2003
•	Member of the Board of:
•	Coca-Cola Enterprises
•	Equifax
•	Time Warner Cable
•	Senior Fellow for Corporate Governance with the U.S. Chamber of Commerce
•	Global Scholar with the Robinson School of Business at Georgia State University

Kenneth M. Duberstein, 62, Director since August 2002
•	Director of Conoco Inc. from 2000 to 2002
•	Chairman and Chief Executive Officer of the Duberstein Group, a strategic planning and consulting company, since 1989
•	White House Chief of Staff and Deputy Chief of Staff to President Ronald Reagan
•	Member of the Board of:
•	The Boeing Company
•	Mack-Cali Realty Corporation
•	The St. Paul Travelers Companies, Inc.

Ruth R. Harkin, 62, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•

Senior Vice President, International Affairs and Government Relations of United Technologies Corporation (UTC) and Chair of United Technologies International, UTC’s international representation arm from June 1997 to February 2005

•	Former President and Chief Executive Officer of the Overseas Private Investment Corporation from 1993 to 1997
•	Member of the Board of:
•	Bowater, Incorporated

William R. Rhodes, 71, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•	Chairman, President and Chief Executive Officer of Citibank, N.A. since October 2005
•	Senior Vice Chairman of Citigroup Inc. since December 2001
•	Chairman of Citicorp/Citibank from February 2003 to October 2005
•	Senior Vice Chairman of Citicorp/Citibank from January 2002 to February 2003
•	Vice Chairman of Citigroup Inc. from March 1999 to December 2001
•	Vice Chairman of Citicorp/Citibank from July 1991 through December 2001

J. Stapleton Roy, 71, Director since August 2002
•	Director of Phillips Petroleum Company from 2001 to 2002
•	Managing Director of Kissinger Associates Inc. since January 2001
•	Assistant Secretary of State for Intelligence and Research from 1999 to 2000
•	U.S. Ambassador to:
•	Singapore (from 1984 to 1986)
•	People’s Republic of China (from 1991 to 1995)
•	Indonesia (from 1996 to 1999)
•	Member of the Board of:
•	Freeport-McMoRan Copper & Gold Inc.

William E. Wade, Jr., 64, Director since March 2006
•	President of Atlantic Richfield Company from 1998 to 1999
•	Executive Vice President of Atlantic Richfield Company from 1993 to 1998
•	A series of management positions with Atlantic Richfield Company from 1968 to 1993

What does the Board recommend?

THE BOARD RECOMMENDS THAT

YOU VOTE “FOR” THE ELECTION

OF THESE DIRECTORS

Who are the directors continuing in office?

Class III Directors — Term Expires in 2008

Norman R. Augustine, 71, Director since August 2002
•	Director of Phillips Petroleum Company from 1989 to 2002
•	Director of Lockheed Martin Corporation from 1995 through March 2005
•	Chairman of the Board of Directors of Lockheed Martin Corporation from May 1996 through March 1998
•	Chief Executive Officer of Lockheed Martin Corporation from January 1996 through July 1997
•	Chief Executive Officer of Martin Marietta Corporation from December 1987 to March 1995
•	Member of the Board of:
•	The Black & Decker Corporation
•	The Procter & Gamble Company

Charles C. Krulak, 65, Director since August 2002
•	Director of Conoco Inc. from 2000 to 2002
•	Executive Vice Chairman and Chief Administration Officer MBNA Corporation from March 2004 to June 2005
•	Chairman and Chief Executive Officer of MBNA Europe Bank Limited from January 2001 to March 2004
•	Senior Vice Chairman of MBNA America from September 1999 through January 2001
•	Commandant of the United States Marine Corps and member of the Joint Chiefs of Staff from June 1995 to September 1999
•	Holds the Defense Distinguished Service Medal, the Silver Star Medal, the Bronze Star Medal with Combat “V” and two gold stars, the Purple Heart with gold star and the Meritorious Service Medal

•	Member of the Board of:
•	Phelps Dodge Corporation
•	Union Pacific Corporation

Harold W. McGraw, III, 58, Director since September 2005
•	Chairman, President and Chief Executive Officer of The McGraw-Hill Companies since 2000
•	President and Chief Executive Officer of The McGraw-Hill Companies 1998 to 2000
•	President and Chief Operating Officer of The McGraw-Hill Companies from 1993 to 1998
•	Member of the Board of:
•	The McGraw-Hill Companies
•	United Technologies Corporation

James J. Mulva, 60, Director since August 2002
•	Chairman of the Board of ConocoPhillips since October 2004
•	President and Chief Executive Officer of ConocoPhillips since August 2002
•	Director of Phillips Petroleum Company from 1994 to 2002
•	Chairman of the Board of Directors and Chief Executive Officer of Phillips Petroleum Company from October 1999 to August 2002
•	Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips Petroleum Company from June 1999 to October 1999
•	President and Chief Operating Officer of Phillips Petroleum Company from 1994 to June 1999

Bobby S. Shackouls, 56, Director since March 2006
•	Chairman of the Board of Burlington Resources Inc. from July 1997 through March 2006
•	President and Chief Executive Officer of Burlington Resources Inc. from December 1995 through March 2006
•	Member of the Board of:
•	The Kroger Co.

Class I Directors — Term Expires in 2009

Richard L. Armitage, 61, Director since March 2006
•	President, Armitage International LLC, since March 2005
•	U.S. Deputy Secretary of State from March 2001 to February 2005
•	President, Armitage Associates, a worldwide business and public policy firm, from 1993 to 2001
•

A variety of high ranking U.S. diplomatic positions from 1989 to 1993 including: Special Mediator for Water in the Middle East; Special Emissary to King Hussein of Jordan during the 1991 Gulf War; Ambassador, directing U.S. assistance to the newly independent states of the former Soviet Union

•	Assistant U.S. Secretary of Defense for International Security Affairs from 1983 to 1989
•	Member of the Board of:
•	ManTech International Corporation

Richard H. Auchinleck, 55, Director since August 2002
•	Director of Conoco Inc. from 2001 to 2002
•	President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
•	Chief Operating Officer of Gulf Canada from July 1997 to February 1998
•	Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998
•	Member of the Board of:
•	Enbridge Commercial Trust
•	Telus Corporation

Harald J. Norvik, 60, Director since July 2005
•	Chairman and Partner, Econ Management AS from June 2002 to present
•	Chairman, President & CEO of Statoil from January 1988 to October 1999
•	Member of the Board of:
•	Petroleum Geo-Services ASA

William K. Reilly, 67, Director since August 2002
•	Director of Conoco Inc. from 1998 to 2002
•	President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
•	Former Administrator of the U.S. Environmental Protection Agency 1989 to 1993
•	Member of the Board of:
•	E. I. du Pont de Nemours and Company
•	Royal Caribbean Cruises Ltd.

Victoria J. Tschinkel, 59, Director since August 2002
•	Director of Phillips Petroleum Company from 1993 to 2002
•	Director of Florida Nature Conservancy from January 2003 to January 2007
•	Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
•	Former Secretary of the Florida Department of Environmental Regulation

Kathryn C. Turner, 59, Director since August 2002
•	Director of Phillips Petroleum Company from 1995 to 2002
•	Chairperson and Chief Executive Officer of Standard Technology, Inc., a management technology solutions firm she founded in 1985
•	Member of the Board of:
•	Carpenter Technology Corporation
•	Schering-Plough Corporation

Corporate Governance Matters and Communications with the Board

The Committee on Directors’ Affairs and our Board undertook a comprehensive review of the Company’s governance structure in light of the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Board approved Corporate Governance Guidelines for the Company, which document many pre-existing policies and practices of the Company and also address issues responsive to the Sarbanes-Oxley Act and SEC and NYSE rules. The Corporate Governance Guidelines, posted on the Company’s Internet site under the “Corporate Governance” caption and available in print upon request (see “Available Information” on page 84), address the following matters, among others: director qualifications, director responsibilities, Board committees, director access to officers, employees and independent advisors, director compensation, Board performance evaluations, director orientation and continuing education, and CEO evaluation and succession planning. The Corporate Governance Guidelines also contain director independence standards, which are consistent with the standards set forth in the NYSE listing standards, to assist the Board in determining the independence of the Company’s directors. The Board has determined that each director, except Mr. Mulva, meets the standards regarding independence set forth in the Corporate Governance Guidelines and is free of any material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In making such determination regarding independence, the Board specifically considered the fact that many of our directors are directors, retired officers and stockholders of companies with which we conduct business. In addition, some of our directors serve as employees of, or consultants to, companies which do business with ConocoPhillips and its affiliates (as further described in “Related Party Transactions” on p. 12). Finally, we recognize that some of our directors may purchase retail products (such as gasoline, fuel additives or lubricants) from the Company. In all cases, it was determined that the nature of the business conducted and the interest of the director by virtue of such position were immaterial both to the Company and to such director. Finally, the Board considered the Charitable Gift Program (further described in “Non-Employee Director Compensation” on page 58) and, in part because the right to such benefit vests after one year of service, concluded that such program does not impair the independence of our directors. The Board has determined that, although the current Chairman of the Audit and Finance Committee serves on the audit committees of more than three public companies, he is not impaired from effectively serving on the Board’s Audit and Finance Committee.

Our Corporate Governance Guidelines provide that non-employee directors will meet in executive session at each meeting. The Chairman of the Committee on Directors’ Affairs presides at these meetings. Mr. Duberstein is Chair of the Committee on Directors’ Affairs and is responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings.

The Board of Directors maintains a process for stockholders and interested parties to communicate with the Board. Stockholders and interested parties may write, email or call our Board of Directors by contacting our Corporate Secretary, Janet Langford Kelly, as provided below:

•	Mailing Address:

Corporate Secretary

ConocoPhillips

P.O. Box 4783

Houston, TX 77210-4783

•	Email Address:

boardcommunication@conocophillips.com

•	Phone Number:

(281) 293-3075

Communications addressed to individual Board members will be forwarded by the Corporate Secretary to the individual addressee. Any communications addressed to the Board of Directors will be forwarded by the Corporate Secretary to Mr. Duberstein, Chairman of the Committee on Directors’ Affairs.

Recognizing that director attendance at the Company’s Annual Meeting can provide the Company’s stockholders with an opportunity to communicate with Board members about issues affecting the Company, the Company actively encourages its directors to attend the Annual Meeting of Stockholders. In 2006, all of the Company’s directors attended the Annual Meeting.

Code of Business Ethics and Conduct

ConocoPhillips has adopted a worldwide Code of Business Ethics and Conduct for Directors and Employees designed to help directors and employees resolve ethical issues in an increasingly complex global business environment. Our Code of Business Ethics and Conduct applies to all directors and employees, including the Chief Executive Officer and the Chief Financial Officer. Our Code of Business Ethics and Conduct covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. Our Code of Business Ethics and Conduct is posted on our Internet site under the “Corporate Governance” caption. Stockholders may also request printed copies of our Code of Business Ethics and Conduct by following the instructions located under the caption “Available Information” on page 84.

Related Party Transactions

Our Code of Business Ethics and Conduct requires that all directors and executive officers promptly bring to the attention of the General Counsel and, in the case of directors, the Chairman of the Committee on Directors’ Affairs or, in the case of executive officers, the Chairman of the Audit and Finance Committee, any transaction or relationship that arises and of which she or he becomes aware that reasonably could be expected to constitute a related party transaction. Any such transactions are reviewed by the Company’s management and the appropriate Board Committee to ensure that they do not constitute a conflict of interest and are reported appropriately. Additionally, the Committee on Directors’ Affairs conducts an annual review of related party transactions between each of our directors and the Company (and its subsidiaries) and makes recommendations to the Board regarding the continued independence of each board member. In 2006, there were no related party transactions in which the Company was a participant and in which any director or executive officer (or their immediate family members) had a direct or indirect material interest. The Committee on Directors’ Affairs specifically considered the following relationships in making its independence determination:

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Mr. McGraw is Chairman, President and Chief Executive Officer of The McGraw-Hill Companies. The McGraw-Hill Companies is a global information services provider meeting worldwide needs in the financial services, education and business information markets through brands such as Standard & Poor’s, McGraw-Hill Education, BusinessWeek and J.D. Power and Associates. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with The McGraw-Hill Companies, as well as Mr. McGraw’s interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

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Mr. Rhodes is Senior Vice Chairman of Citigroup Inc. and Chairman, President and Chief Executive Officer of Citibank, N.A., a subsidiary of Citigroup Inc. Citigroup provides a broad range of financial products and services, including consumer banking and credit, corporate and investment banking, securities brokerage, and wealth management. Citigroup provides a range of investment banking, brokerage and commercial lending services to the Company in the ordinary course of business. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with Citigroup, as well as Mr. Rhodes’ interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

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Mr. Copeland retired as chief executive officer of Deloitte & Touche USA, and its parent company, Deloitte & Touche Tohmatsu in 2003. Since 2003, Mr. Copeland has been provided office space and administrative support from, and has provided consulting services to, Deloitte & Touche. Deloitte & Touche is a registered public accounting firm which has provided and continues to provide consulting services and tax advice to the Company. The Committee on Directors’ Affairs considered both the amount and nature of the transactions conducted with Deloitte & Touche, as well as Mr. Copeland’s interest in such transactions and concluded he has no material direct or indirect interest in such transactions and that his independence has not been impaired by such ongoing relationships.

Nominating Processes of the Committee on Directors’ Affairs

The Committee on Directors’ Affairs (the “Committee”) comprises four non-employee directors, all of whom are independent under New York Stock Exchange (NYSE) listing standards and our Corporate Governance Guidelines. The Committee identifies, investigates and recommends to the Board director candidates with the goal of creating balance of knowledge, experience and diversity. Generally, the Committee identifies candidates through business and organizational contacts of the directors and management. Potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. In addition to reviewing a candidate’s background and accomplishments, the Committee reviews candidates for director nominees in the context of the current composition of the Board and the evolving needs of the Company’s businesses. It is the Board’s policy that at all times at least a substantial majority of its members meets the standards of independence promulgated by the NYSE and the SEC, and as set forth in the Company’s Corporate Governance Guidelines. The Committee also seeks to ensure that the Board reflects a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, and oil and gas related industries, sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Board also requires that its members be able to dedicate the time and resources necessary to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. Each director is required to retire at the next annual stockholders’ meeting of the Company following his or her 72nd birthday.

The Company’s By-Laws permit stockholders to nominate directors for election at a stockholders meeting whether or not such nominee is submitted to and evaluated by the Committee on Directors’ Affairs. To nominate a director using this process, the stockholder must follow procedures set forth in the Company’s By-Laws. Those procedures require a stockholder to notify the Company’s Secretary of a proposed nominee not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, or, in the case of a special meeting of stockholders, not less than 10 days nor more than 60 days prior to the date of such special meeting. The notice to the Secretary must include the following:

•	The nominee’s name, age and business and residence addresses;

•	The nominee’s principal occupation or employment;

•	The class or series and number of shares of capital stock of the Company, which are owned beneficially or of record, by the nominee;

•	The name and address of the nominating stockholder as they appear on the Company’s books;

•	A description of all arrangements or understandings between the nominating stockholder and the nominee;

•	The class and number of shares of Company stock owned by the nominating stockholder as of the record date for the annual meeting (if this date has been announced) and as of the date of the notice;

•	A representation that the nominating stockholder intends to appear in person or by proxy at the meeting to nominate the candidate specified in the notice;

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A completed written questionnaire (in the form provided by the Corporate Secretary upon written request) with respect to the background and qualifications of the nominee and the background of any other person or entity on whose behalf the nomination is being made;

•	A written representation and agreement (in the form provided by the Corporate Secretary upon written request) that the nominee:

•	will abide by the requirements of Section 13 of Article II of our By-Laws;

•	is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law;

•

is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and

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in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company; and

•	Any other information regarding the nominee or stockholder that would be required to be included in a proxy statement relating to the election of directors.

The Committee will consider director candidates recommended by stockholders. If a stockholder wishes to recommend a director for nomination by the Committee, he or she should follow the same procedures set forth above for nominations to be made directly by the stockholder. In addition, the stockholder should provide such other information as it may deem relevant to the Committee’s evaluation. Candidates recommended by the Company’s stockholders are evaluated on the same basis as candidates recommended by the Company’s directors, CEO, other executive officers, third-party search firms or other sources.

In February 2007, the Board approved an amendment to ConocoPhillips’ By-Laws to require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections (i.e. the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting and no one else is elected in place of that director, then, under Delaware law, the director would continue to serve on the Board as a “holdover director.” However, under our By-Laws, the holdover director is required to tender his or her resignation to the Board. The Committee on Directors’ Affairs would then make a recommendation to the Board whether to accept or reject the tendered resignation, or whether some other action should be taken. The Board of Directors would then make a decision whether to accept the resignation taking into account the recommendation of the Committee on Directors’ Affairs. The Board is required to publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” In 2007, all nominees for the election of directors are currently serving on the Board.

Role of the Compensation Committee

Authority and Responsibilities

The Compensation Committee of the Board of Directors of ConocoPhillips is responsible for providing independent, objective oversight for ConocoPhillips’ executive compensation programs and determining the compensation of anyone who meets our definition of a “Senior Officer.” Currently, our internal guidelines define a Senior Officer as an employee who is a senior vice president or higher, an executive who reports directly to the CEO, or any other employee considered an officer under Section 16(b) of the Securities Exchange Act of 1934. All of the Named Executive Officers in the compensation tables that follow are Senior Officers. In addition, the Compensation Committee acts as plan administrator of the compensation programs and benefit plans for Senior Officers and as an avenue of appeal for current and former Senior Officers regarding disputes over compensation and benefits.

One of the Compensation Committee’s responsibilities is to assist the Board in its oversight of the integrity of the Company’s “Compensation Discussion and Analysis” found starting on page 17 of this Proxy Statement. That report summarizes certain of the Compensation Committee’s activities during 2006 and 2007 concerning compensation earned during 2006.

A complete listing of the authority and responsibilities of the Compensation Committee is set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on December 11, 2006, which is available on our website www.conocophillips.com under the caption “Corporate Governance.”

Members

The Compensation Committee currently consists of four members. The members of the Compensation Committee and the member to be designated as Chair, like the members and Chairs of all of the Board’s committees, are reviewed and recommended annually by the Committee on Directors’ Affairs to the full Board. The Board of Directors has final approval of the committee structure of the Board. The only pre-existing requirement for service on the Compensation Committee is that members of the Compensation Committee must meet the independence requirements for “non-employee” directors under the Securities Exchange Act of 1934, for “independent” directors under the NYSE listing standards, and for “outside” directors under the Internal Revenue Code.

Meetings

The Compensation Committee has regularly scheduled meetings in association with each regular Board meeting, and meets telephonically between such meetings as necessary to properly discharge its duties. The Compensation Committee reserves time at each regularly scheduled meeting to review matters in executive session with no members of management or management representatives present except as specifically requested by the Compensation Committee. In 2006, the Compensation Committee had six regularly scheduled meetings, and two other meetings. More information regarding the Committee’s activities at such meetings can be found in the “Compensation Discussion and Analysis” beginning on page 17.

Continuous Improvement

The Compensation Committee is committed to a process of continuous improvement in exercising its responsibilities. To that end, the Compensation Committee also:

•	Receives ongoing training regarding best practices for executive compensation;

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Regularly reviews its responsibilities and governance practices in light of ongoing changes in the legal and regulatory arena and trends in corporate governance, in which review it is aided by the Company’s management, compensation consultants, and, when deemed appropriate, independent legal counsel;

•	Annually reviews its charter and proposes any desired changes to the Board of Directors;

•	Annually conducts a self-assessment of its performance that evaluates the effectiveness of the Committee’s actions and seeks ideas to improve its processes and oversight; and

•	Regularly reviews and assesses whether the Company’s executive compensation programs are having the desired effects.

Compensation Committee Report

Review with Management.    The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” presented in this proxy statement starting on page 17. Members of management with whom the Compensation Committee discussed the “Compensation Discussion and Analysis” included the Company’s Chief Executive Officer, Chief Financial Officer and Vice President, Human Resources.

Discussions with Independent Executive Compensation Consultant.    The Compensation Committee has discussed with Towers Perrin, an independent executive compensation consulting firm, the executive compensation programs of the Company, as well as specific compensation decisions made by the Compensation Committee. Towers Perrin is retained directly by the Compensation Committee, independent of the management of the Company. The Compensation Committee has received written disclosures from Towers Perrin concerning other work performed for the Company by Towers Perrin, has discussed with Towers Perrin its independence from ConocoPhillips, and believes Towers Perrin to be independent of management.

Recommendation to the ConocoPhillips Board of Directors.    Based on its review and discussions noted above, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in ConocoPhillips’ proxy statement on Schedule 14A (and, by reference, included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2006).

THE CONOCOPHILLIPS COMPENSATION COMMITTEE

Norman R. Augustine, Chairman

Harold W. McGraw, III

William R. Rhodes

William E. Wade, Jr.

Compensation Discussion and Analysis

Our discussion and analysis of our executive compensation programs is arranged in three parts:

➢	Compensation Objectives and Process (beginning on page 17) — This section provides a summary of the goals of our compensation program for executives and the structure in place to align our program with those goals.

➢	Compensation Program Elements (beginning on page 22) — This section provides an overview of the programs we have in place to compensate our executives and an analysis of the function of each program in achieving the goals and objectives discussed in the first section.

➢	Compensation Decisions (beginning on page 29) — This section provides an explanation of compensation decisions for 2006 and how such information relates to the amounts reported in the Executive Compensation Tables.

Compensation Objectives and Process

Executive Compensation Goals, Philosophy, and Principles

Our Goals:    Our goals are to attract, retain and motivate high-quality employees and maintain high standards of principled leadership so that we can responsibly deliver energy to the world and provide sustainable value for our stakeholders, now and in the future.

Our Philosophy:    We believe that our ability to responsibly deliver energy and to provide sustainable value is driven by superior individual performance. We believe that a company must offer competitive compensation to attract and retain experienced, talented and motivated employees. Moreover, we believe employees with a leadership role within the organization are motivated to perform at their highest levels by making performance-based pay a significant portion of their compensation.

Our Principles:    To achieve our goals, we implement our philosophy through the following guiding principles:

•	Establish target compensation levels competitive with those of other companies with whom we compete for executive talent;

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Link pay to performance by making a substantial percentage of total executive compensation variable, or “at-risk,” through annual incentive compensation and the granting of long-term incentive awards, including stock options and performance-based restricted stock or performance-based restricted stock units;

•	Allow executives to share in ConocoPhillips’ successes and failures by varying performance-based compensation from target levels based upon business performance;

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Motivate individual performance by considering the accomplishment of individual goals and objectives, and the demonstration of leadership principles and ConocoPhillips’ values in determining individual compensation;

•	Encourage talented individuals to stay with the company until retirement; and

•	Integrate all elements of compensation into a comprehensive package that aligns goals, efforts, and results throughout the organization.

The Compensation Committee

As discussed under “Role of the Compensation Committee” on page 15, the Compensation Committee (the Committee) is charged with all compensation actions related to our Named Executive Officers.

A complete listing of the authority and responsibilities of the Committee is set forth in its Charter, which can be found on our website at www.conocophillips.com under the caption “Corporate Governance.”

The Committee’s charter permits the Committee to delegate authority to subcommittees or other committees of the Board. In 2006, the

Committee made no delegations of its authority over compensation matters relating to our Named Executive Officers.

External Advisors

The Compensation Committee is specifically authorized in its charter to retain external legal, accounting or other advisors and consultants at the Company’s expense. Since 2004, the Compensation Committee has retained Towers Perrin as its independent executive compensation consultant. In September 2005, the Committee adopted specific guidelines for outside compensation consultants retained to advise the Committee. The guidelines require (and Towers Perrin provides an annual attestation regarding compliance with such guidelines) that work done for the Company at management’s request be approved in advance by the Committee, require a review of the advisability of independent consultant rotation after a period of five years, and prohibit the Company from employing any individual who worked on the Company’s account for a period of one year after leaving the employ of the independent consultant. The Committee strongly discourages proposals to retain the independent consultants for any work other than advising the Committee and does not approve any work proposed by management for the Company that would compromise the independence of the consultants.

Since the adoption of the independence guidelines, the Committee has approved only two such requests. One request was to continue purchasing multi-company non-executive compensation surveys in the ordinary course of business at a nominal cost. The other request was to hire Towers Perrin, for a minimal sum, to assist on a one-time basis with a country-specific workforce planning project because of their special expertise in related matters. In the view of the Committee, neither of these requests compromised the independence of Towers Perrin as a consultant to the Committee, and the Committee concurred with management’s assessment that Towers Perrin was better suited to provide the requested services than alternative providers.

Towers Perrin attends most regularly scheduled meetings of the Compensation Committee, as well as preparatory meetings with the Committee Chairman. Among other tasks assigned by the Committee, Towers Perrin typically:

•	Prepares an annual presentation on the competitiveness of compensation to be paid to our CEO;

•	Reviews the Committee’s proposed compensation decisions affecting our Named Executive Officers;

•	Reviews presentations on executive compensation and benefits to be delivered to the Committee; and

•	Advises the Committee of their opinions and conclusions regarding the presentations and issues before the Committee.

The Committee seeks counsel from Towers Perrin regarding whether the executive compensation programs, and the targets set under the programs for Named Executive Officers, are within the range of typical practice for the Company’s primary peers and that the total compensation actually paid to Named Executive Officers falls within the criteria established by the Committee. Towers Perrin also undertakes such other special projects as are assigned by the Committee. Additionally, Towers Perrin attends executive sessions of the Committee as requested by the Committee.

Executive Support

The Committee is supported by the Vice President, Human Resources of the Company (“VPHR”), and such other executives and employees of the Company and consultants to the Company as the VPHR deems appropriate or the Compensation Committee requests. The Committee relies on the CEO and VPHR (who, in turn engage such Company personnel and representatives as they deem appropriate) to implement its decisions.

The CEO and VPHR work with internal resources and the Company’s compensation consultant, Mercer Human Resource Consulting (“Mercer”), to design programs, implement Committee decisions, recommend amendments to existing, or the adoption of new, compensation and benefits programs and plans applicable to Senior Officers (a ‘Senior Officer’ is described in “Role of the Compensation Committee” on page 15) as well as to prepare necessary briefing materials for the Committee’s review as part of its decision-making process.

Program design and implementation plans for Senior Officers are generally reviewed with the Chief Executive Officer, the Chief Financial Officer, Mercer and Towers Perrin prior to being presented to the Committee.

The Committee annually reviews the Company’s compensation structure and programs; retirement, benefit and severance programs; and management succession plans. The Committee meets with the Committee on Directors’ Affairs each year to review the role of the CEO in the Company’s performance, his role in advancing the strategic objectives of the Company, and other factors relating to his individual performance during the year, as well as to establish performance objectives and targets for the coming year.

The annual compensation process concludes at the Committee’s February meeting (the date of which is set at least a year in advance), when it evaluates the Company’s performance against targets for the just-concluded performance period, and determines the associated Corporate performance payout components, determines awards earned by Senior Officers under the Company’s short-term and long-term incentive programs for the previous fiscal year, and sets target compensation for Senior Officers for the upcoming year.

Before the Committee makes the foregoing determinations, the CEO provides his recommendations to the Compensation Committee on compensation actions for all Senior Officers, other than himself. The CEO and the Compensation Committee also discuss the CEO’s assessment of the performance of our Senior Officers and any other factors that the CEO believes the Compensation Committee should consider. The Compensation Committee reviews benchmarking data for similarly situated executives at other large, publicly-held energy companies (as well as large publicly-held non-energy companies, for staff executives) compiled by Mercer and reviewed by Towers Perrin.

With respect to our CEO, the Compensation Committee, with the input of Towers Perrin and Mercer, reviews a range of salary adjustments, incentive plan payouts for the most recently concluded one and three-year performance periods, and recommended targets for the upcoming one- and three-year performance periods based upon benchmarking studies for other CEOs within our primary peer group for benchmarking purposes.

Compensation Program Design

Our compensation programs for executives take into account marketplace compensation for executive talent, internal equity with our employees, past practices of the Company, corporate, business unit and individual results and the talents, skills and experience that each individual executive brings to ConocoPhillips.

The Compensation Committee begins by establishing target levels of total compensation for our Senior Officers for a given year. The targets take into account and reflect the considerations discussed in more detail below, including the use of peer benchmarking, internal pay equity and salary grade structure. Once an overall target compensation level is established, the Committee considers the weighting of each of our primary compensatory programs (Base Salary, Variable Cash Incentive Program, Stock Option Program and Performance Share Program) within the intended total target compensation.

Generally, our programs are designed to increase the proportion of performance-based or “at-risk” pay as a percentage of total compensation as an executive’s responsibilities increase because we believe that our senior executives have more opportunity to affect the relative performance of the Company and that their performance will be enhanced by ensuring that a larger portion of their potential compensation is tied to the performance of the Company.

Salary Grade Structure

In 2002, management, with the assistance of outside compensation consultants, undertook a thorough examination of the scope and complexity of jobs throughout ConocoPhillips and a study of competitive compensation practices for such jobs. As a result of this work, management developed a compensation scale under which different positions are designated specific “grades.” Each grade has an associated base salary minimum, midpoint, and maximum and a target, which is expressed as a percentage of salary, for our annual bonus program. Eligible grades also have an associated restricted stock unit and option target, also expressed as a percentage of salary. For our executives, the base salary midpoint increases at each increasing grade, but at a lesser rate than increases in target incentive compensation percentages, causing the percent of total compensation that is “at risk” for an executive to increase by grade. Modifications to our salary grade structure to reflect marketplace trends are reviewed annually and, with respect to our Senior Officers, approved by the Compensation Committee. The Compensation Committee also approves any salary grade changes for our Senior Officers, including our Named Executive Officers.

Benchmarking

In setting target compensation, we, with assistance from Mercer, refer to multiple relevant compensation surveys that include but are not limited to large energy companies. We then compare that information to the base salary ranges and incentive compensation targets by grade to determine any necessary changes so that the cumulative target, which includes base salary and all incentive compensation, for each salary grade is broadly at the 50th percentile for similar positions as revealed by the survey data.

An individual analysis is then conducted for our Named Executive Officers in which we seek to obtain compensation data for our primary peer group for benchmarking purposes specific to the position. For example, we focus on large, publicly-held energy companies as the proper primary peer group for benchmarking purposes in determining targets for our CEO; while we often include broader measures, such as other publicly-held energy companies for our operating executives, as well as other large publicly-held non-energy companies for staff executives. The conclusions are reviewed and independently confirmed by the Compensation Committee’s independent compensation consultant, Towers Perrin. The Compensation Committee uses the results of these surveys as a factor in setting compensation structure and targets relating to our Named Executive Officers.

The Compensation Committee’s use of primary peer groups in the context of our compensation programs generally falls into two broad categories: setting compensation targets and measuring Company performance.

-	Setting Compensation Targets

As discussed above, before setting individual targets under each of our primary compensation programs, the Compensation Committee establishes target levels of total compensation for our Senior Officers each year. Once total compensation targets are established, the Committee sets targets within each program. In setting total compensation targets and targets within each individual program the Compensation Committee uses the following primary peer group for benchmarking purposes — ExxonMobil Corporation, Royal Dutch Shell plc, BP p.l.c., and Chevron Corporation.

The Committee also utilizes a secondary group of peer companies for benchmarking the compensation of our Named Executive Officers other than our CEO — Valero Energy Corporation, Marathon Oil Corporation, Sunoco, Inc., Hess Corporation, Occidental Petroleum Corporation, and, for staff executives, other large publicly-held non-energy companies.

We utilize the primary peer group in setting compensation targets because these companies are broadly reflective of the industry in which we compete for business opportunities, as well as executive talent, and because they provide a good indicator of the current range of compensation for executives.

-	Measuring Performance

In assessing our actual performance for a given performance period under our performance-based programs, we use ExxonMobil, Royal Dutch Shell, BP, Total S.A., and Chevron as our primary peer group for performance measurement because we believe our performance is best measured against the largest publicly-held, international, integrated oil and gas companies. This is the group against which we compete in our business operations and, because of these similarities, this is the group we believe best to use in measuring our performance.

Developing Performance Measures

We have attempted to develop performance metrics that assess the performance of the Company relative to its primary peer group for performance measurement instead of its absolute performance, because absolute performance can be affected positively or negatively by industry-wide factors over which our executives have no control, such as prices for crude oil and natural gas. We have also attempted to isolate the underlying performance necessary to enable achievement of those goals considering our unique circumstances within the industry. We have selected multiple metrics, as described below, because we believe no one metric is sufficient to capture the performance we are seeking to drive, and any metric in isolation is unlikely to promote the well-rounded executive performance necessary to enable us to be successful for the long term. We recognize, however, that no metric or set of metrics can reliably measure actual performance in light of unanticipated opportunities and challenges.

Internal Pay Equity

We believe our salary grade structure provides a framework for an equitable compensation ratio between executives, with higher targets for jobs at salary grades having greater duties and responsibilities. Taken as a whole, our compensation program is designed so that the individual target level rises as salary grade level increases, with the portion of performance-based compensation rising as a percentage of total targeted compensation. One result of this structure is that actual total compensation of an executive as a multiple of the total compensation of his or her subordinates is designed to increase in periods of above-target performance and decrease in times of below-target performance.

Alignment of Interests

We place a premium on aligning the interests of executives with those of our stockholders. Our Stock Ownership Guidelines require executives to own stock valued at a multiple of base salary, ranging from 1.8 times salary, for lower-level executives, to 6 times salary, for the CEO. The multiple of equity held by each of our Named Executive Officers exceeds our established guidelines for their positions. Employees have five years from the date they become subject to the Guidelines to comply with the Guidelines.

We require our executives to hold restricted stock units received under the Performance Share Program, and in predecessor programs, until death, disability, retirement, layoff, or severance after a change in control. The units are generally forfeited if an executive voluntarily leaves the Company’s employ when not retirement eligible. We are informed by both Mercer and Towers Perrin that this is a highly unusual feature. We employ the holding period to align our executives’ interests with those of our stockholders for the duration of their career with the Company and to encourage executives to stay with the Company. A result is that our Named Executive Officers do not vest in a substantial part of their compensation for the duration of their employment by the Company. Thus, amounts shown under “Stock Awards” in the “Outstanding Equity Awards at Fiscal Year End” table beginning on page 41 reflect accumulated restricted stock and restricted stock units from their entire tenure as an executive and, therefore, are higher than they would be for a comparably compensated executive at another company whose performance incentives vested after a period of a few years, which we are advised is more typical.

Statutory and Regulatory Considerations

In designing our compensatory programs, we consider and take into account the various tax, accounting and disclosure rules associated with various forms of compensation. The Compensation Committee also reviews and considers the deductibility of executive compensation under section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1 million that is paid to certain individuals. The Company generally will be entitled to take tax deductions relating to compensation that is performance-based or that will not be paid until the executive leaves the Company, which may include cash incentives, stock options, restricted stock, restricted stock units and other performance-based awards. The Compensation Committee seeks to preserve tax deductions for executive compensation to the extent consistent with the Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of our business goals. However, the Compensation Committee has also awarded compensation that might not be fully tax deductible when it believes such grants are nonetheless in the best interests of our stockholders.

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not yet become effective, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005. A more detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 49 under the heading “Nonqualified Deferred Compensation.”

Compensation Policies

ConocoPhillips is a global, integrated energy company with operations and employees worldwide and, as such, we must respond to local conditions, practices, and laws in our compensation programs. Therefore, no compensation arrangements are applicable to all of our salaried employees. However, since our Named Executive Officers are each United States-based salaried employees, we discuss programs applicable to our Named Executive Officers only to the extent they are not also applicable to all United States-based salaried employees.

The Compensation Committee carefully considers aspects of shorter-term performance that will drive the long-term sustainable performance we seek, as well as the best measures of that performance. Where appropriate, performance targets have been established relative to the performance of other energy companies rather than on an absolute basis. Although the Committee sets performance measures for performance-based programs, compensation under those programs is not mandated by attainment of specified performance levels. Rather, all employees are informed of the performance measures that will be used to evaluate their performance for a given period, such as relative annual total stockholder return, but also understand that no given performance under those measures will entitle them to any guaranteed resulting payments under these programs. The Compensation Committee gives great weight to the Company’s performance on these measures relative to our primary peer group for performance measurement. However, the Compensation Committee also retains discretion to consider other factors as the Committee seeks to determine the Company’s or business unit’s relative performance within the industry and the contribution of the individual to that performance.

The Compensation Committee believes that the stockholders’ interests are best served by having the Committee retain discretion to implement the compensation philosophy described earlier. Therefore, the Committee has not adopted specific compensation policies because they would tend to limit the Committee’s discretion to act as appropriate to the circumstances.

Option Pricing

When the Committee grants options to its Named Executive Officers, the Company uses an average of the high and low of stock prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant) to determine the exercise price of the options. Grants of options are generally made at the Compensation Committee’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of Compensation Committee approval, whichever is later.

Employment Agreements

Our Named Executive Officers each serve without an employment agreement. All compensation for these officers is set by the Committee as described above.

Compensation Program Elements

Our executive compensation program has four primary components which are intended, collectively, to compensate and create incentives for our executives with respect to past, current and future performance. These four primary components are:

•	Base Salary;

•	Variable Cash Incentive Program;

•	Stock Option Program; and

•	Performance Share Program.

In addition to these primary components, the Company also provides its executives with retirement, severance, health and other personal benefits as described below.

Base Salary

Base salary is a major component of the compensation for any of our salaried employees, although it becomes a smaller component of total targeted compensation as an employee rises through the ConocoPhillips salary grade structure. Base salary is important, especially at lower salary grades, to give an individual financial stability for personal planning purposes. There are also motivational and reward aspects to base salary, as base salary can be increased or decreased from target to account for considerations such as individual performance and time in position.

Base salary, alone or in combination with an executive’s salary grade, is a factor in determining the amount of awards under, and eligibility to participate in, many of our compensation and benefits arrangements.

Performance-Based Pay — Measures and Criteria

Performance Measures — We use corporate, business unit and individual performance criteria in determining individual payouts.

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Corporate Performance Criteria — At the beginning of each performance period, the Compensation Committee establishes, in consultation with management, performance criteria for the Company. At the conclusion of a performance period, the performance of the Company is measured under the pre-established criteria for such program, although this is a subjective evaluation made by the Compensation Committee. We utilize multiple measures of performance under our programs to ensure that no single aspect of performance is driven in isolation. We have employed the following measures of overall Company performance under our performance-based programs:

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Relative Total Stockholder Return — We use a total stockholder return measure because it is the most tangible measure of the value we have provided to our stockholders during the relevant program period. We recognize that total stockholder return is not a perfect measure. It can be affected by factors beyond management’s control and by market conditions not related to the intrinsic performance of the Company. It can also be driven in the short term to the detriment of long-term performance. We seek to mitigate the influence of industry-wide conditions on stock price by using total stockholder return relative to our primary peer group for performance measurement as our measure.

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Relative Adjusted Return on Capital Employed — Our businesses are capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. Therefore, we believe that a good indicator of long-term Company and management performance and performance relative to our primary peer group for performance measurement is the measure known as “Return on Capital Employed.” The use of Return on Capital Employed as a comparative measure is complicated by the fact that two different accounting methods were used for business combinations prior to June 2001. Accounting for a combination on the “purchase” method generally results in a much higher amount of capital employed after the combination than does the “pooling-of-interests” method. While we utilized the “purchase” method for all of our significant business combinations, several members of our primary peer group for performance measurement utilized the “pooling-of-interests” method for their significant combinations. Historically, in comparing our Return on Capital Employed to our primary peer group for performance measurement, where necessary so that these amounts will be comparable, we adjusted the “capital employed” to reflect our estimate of significant business combinations using the “pooling-of-interests” method of accounting, as well as for certain non-core earnings impacts. In 2007, the Compensation Committee approved a change in the way Adjusted Return on Capital Employed is calculated under our performance-based programs and, as a result, in future periods we will no longer adjust our “capital employed” to reflect our estimate of “pooling-of-interests” for significant business combinations. However, we will adjust the “capital employed” of our primary peer group for performance measurement to reflect our estimate of significant business combinations using the “purchase” method of accounting, and we will continue to adjust the Company and peers for certain non-core earnings impacts. For performance periods beginning before 2005, our programs considered our improvement on Adjusted Return on Capital Employed relative to our primary peer group for performance measurement. For performance periods beginning in 2005 and 2006, our programs considered our absolute Adjusted Return on Capital Employed relative to our primary peer group for performance measurement during the program performance period.

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Health, Safety and Environmental Performance (used only for our annual incentive bonus) — We seek to be a good employer, a good community member and a good steward of the environmental resources we manage. Therefore, we incorporate metrics of health, safety and environmental performance in our performance-based pay programs.

Additionally, the Committee considers Company performance for the year and, in 2006, considered the following accomplishments in its determination of overall corporate performance:

•	Completion of the acquisition and successful integration of Burlington Resources;

•	Successful negotiation of a business venture with EnCana Corporation to create an integrated North American heavy-oil business;

•	Advancement of strategic initiatives, including the completion of the Company’s investment in OAO LUKOIL and development and implementation of an asset rationalization program;

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Reducing debt by $5.1 billion subsequent to the acquisition of Burlington Resources, enabling a reduction in the debt-to-capital ratio to 24 percent at the end of 2006 from 30 percent immediately following the acquisition of Burlington Resources; and

•	Strong financial performance in 2006, earning $15,550 million, or $9.66 per diluted share.

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Business Unit Performance Criteria — There are over 100 discreet award units within the Company designed to measure performance and to reward employees according to business outcomes. Although most employees participate in a single award unit designated for the operational or functional group to which such employee is assigned, a Senior Officer can participate in a blend of the results of more than one of these award units depending on the scope and breadth of his or her responsibilities over the performance period. Moreover, because our CEO is responsible for overall Company performance, his award is based solely on individual and overall Company performance.

At the beginning of each performance period, management establishes award units and the performance criteria for each award unit. Examples of performance criteria are provided below in the section entitled Annual Incentive (Bonus). At the conclusion of a performance period, management makes a subjective determination of the unit’s performance for the year, which determination includes an evaluation of performance versus the pre-established criteria for such award unit.

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Individual Performance Criteria — Individual adjustments for Senior Officers, including our Named Executive Officers, are approved by the Compensation Committee, based on the recommendation of the CEO (other than for himself). The CEO’s individual adjustment is determined by the Compensation Committee taking into account the prior review of his performance conducted jointly by the Compensation Committee and the Committee on Directors’ Affairs.

Performance-Based Pay Programs

Annual Incentive (Bonus) — The Variable Cash Incentive Program (VCIP) is a broadly-available annual incentive program for our employees throughout the world, and it is our primary vehicle for recognizing Company, business unit, and individual performance for the past year. We believe that having an “at risk” element for all of our employees gives them a financial stake in the achievement of our business objectives on an annual basis and therefore motivates them to use their best efforts to ensure the achievement of those objectives. We believe that one year is a valuable measurement period that should be included in a compensation program because we measure and report our business accomplishments annually, as do our primary peers and other public companies, and our valuation is derived, in part, from comparisons of such annual results with the results of our primary peers and relative to prior annual periods. We also believe that one year is a time period over which all employees who participate in the program can have the opportunity to establish and achieve their specified goals.

-	Company Performance for 2006 — In 2006, our VCIP program used both quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Ranking third in annual total stockholder return compared with our primary peer group for performance measurement (ExxonMobil, Royal Dutch Shell, BP, Total, and Chevron); and

•	Ranking second in annual adjusted return on capital employed compared with the same primary peer group for performance measurement.

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The Committee also reviewed our health, safety and environmental performance and considered such performance in its determination of overall corporate performance, determining performance under this metric to have been at 85 percent of targeted performance during 2006.

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Business Unit and Individual Performance in 2006 — In determining award unit and individual performance, the Committee used quantitative and qualitative performance measures relating to separate business units and to each executive, including:

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Quantitative metrics specific to each business unit, such as income from continuing operations (adjusted to neutralize the impact of changes in commodity prices, which may be either favorable or unfavorable), control of costs, value added indices, and various milestones set by management;

•	Success in developing and implementing strategic plans;

•	Contribution to the growth and success of ConocoPhillips;

•	Leadership in the industry and community;

•	Performance versus predetermined personal job objectives;

•	Social and ethical responsibility; and

•	Health, safety and environmental performance within each business unit.

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Tax-Based Program Criteria — VCIP is also designed to conform to the requirements of section 162(m) of the Internal Revenue Code, which allows for deductible compensation in excess of $1 million if certain criteria, including the attainment of pre-established performance criteria, are met.

Long-Term Incentives — Our primary long-term incentive compensation programs for executives are the Stock Option and Stock Appreciation Rights Program (Stock Option Program) and the Performance Share Program (PSP) which, along with VCIP, are each programs under our stockholder approved 2004 Omnibus Stock and Performance Incentive Plan (2004 Omnibus Plan). These programs evaluate and reward performance over longer periods than our annual incentive programs. The Stock Option Program provides annual grants of stock options to our executives, the amount of which is based on their salary, their salary grade level, and their performance during the preceding year. The PSP measures performance over three-year periods and, since the settlement of the award is made in restricted stock units which may not be transferred while an executive remains employed by the Company, has the effect of encouraging executives to stay with the Company and of aligning the interests of the executive with those of the stockholders for the balance of the executive’s career with the Company. The combination of the Stock Option Program, the

PSP, and the extended holding periods associated with the restricted stock units received under the PSP combine to provide a comprehensive package of medium and long-term compensation incentives for our executives that align their interests with those of our long-term stockholders and enable the Company to more readily withdraw awards should circumstances arise that merit such action.

Targets under our long-term incentive programs are based on a guideline value for restricted stock units and stock options as a percent of salary established for each salary grade level of management, which is based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions as discussed in “Benchmarking - Setting Compensation Targets” on page 20. In 2005 and later years, targets generally provide approximately 50 percent of the long-term incentive award in the form of stock options and 50 percent in the form of restricted stock units awarded under the PSP. The ratio was approximately 60 percent stock options and 40 percent restricted stock units for the programs in 2004, and approximately 70 percent stock options and 30 percent restricted stock for the programs prior to that. These changes reflect, in part, ongoing trends in compensation at large companies, including the Company’s primary peers, accounting changes related to stock option grants, and a recognition that both restricted stock units and stock options are useful compensatory devices for rewarding past individual performance, encouraging long-term corporate performance, and aligning the interests of the recipients with those of our stockholders. The Company began using restricted stock units rather than restricted stock in 2004 primarily in response to changes in U.S. tax laws that affected both the Company and its employees. However, these units are expected to be settled in Company stock when restrictions lapse.

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Stock Option Program — The Stock Option Program is designed to maximize medium- and long-term stockholder value. It is the practice under this program to set option exercise prices at not less than 100 percent of the fair market value of the Company’s stock at the time of the grant. For this purpose, the Company uses an average of the high and low of stock prices on the date of grant (or the preceding business day, if the markets are closed on the date of grant). Grants are generally made at the Compensation Committee’s February meeting (the date of which is determined at least a year in advance) or, in the case of new hires, on the date of commencement of employment or the date of Compensation Committee approval, whichever is later. Although the Committee retains discretion to adjust stock option awards up or down 30 percent from the specified target, in 2006, the Committee did not exercise such discretion. Since the value of an option is derived solely from an increase in the Company’s stock price, the value of a stockholders’ investment in the Company must appreciate before an option holder receives any financial benefit from the option. We understand that stock options have been criticized for giving executives incentives to increase the price of the stock in the short term to the detriment of the long term. We believe these incentives are countered by the impact of the PSP’s requirement to hold restricted stock units. Likewise, our Stock Option Program provides a valuable “completely at-risk” complement to the PSP.

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Performance Share Program — The PSP rewards executives based on their individual performance and the performance of the Company over a three-year period. Beginning in 2003, each year the Committee has established a three-year performance period over which it compares the performance of the Company with that of its primary peer group for performance measurement under pre-established criteria for such period. Thus, in any given year, performance is being measured for purposes of three overlapping performance periods. Use of a multi-year performance period helps to focus management on longer-term results, but it can also provide results that seem anomalous if compared only to the current year (which may be better or worse relative to the multi-year period).

The guideline value for restricted stock determines the targets for each PSP participant and is expressed in a number of restricted stock units, set at the beginning of the performance period. The guideline value takes into account a discount due to the estimated foregone dividend payments during the performance period for the targeted award (prior to issuance of the actual award).

Each executive’s individual award is subject to a performance adjustment at the end of the performance period. Although the Compensation Committee maintains final discretion to adjust compensation in accordance with any unique circumstances that may arise, program guidelines generally result in an award range between 0 to 200 percent of target. Final awards are based on the Committee’s subjective evaluation of the Company’s performance relative to the established metrics noted above and of each executive’s individual performance and long-term potential, considering input from the CEO for each participant other than himself. Targets for participants whose salary grades are changed during a performance period are prorated for the period of time such participant remained in each relevant salary grade.

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Performance Period Ended in 2006 — In February 2004, the Committee established the second performance period under the PSP, for the three-year period beginning January 1, 2004 and ending December 31, 2006 (PSP II). In determining awards under the PSP for this period, the Committee considered quantitative and qualitative performance measures relating to the Company as a whole, including:

•	Ranking first in relative total stockholder return compared with our primary peer group for performance measurement (ExxonMobil, Chevron, Royal Dutch Shell, BP, and Total); and

•	Ranking first in relative improvement in adjusted return on capital employed compared with the same primary peer group for performance measurement.

•	Each executive’s individual performance and long-term potential in determining final awards.

Other Possible Awards — ConocoPhillips may make awards outside the Stock Option Program or the PSP (off-cycle awards). Pursuant to the Compensation Committee’s charter, any off-cycle awards to Senior Officers must be approved by the Compensation Committee. Occasionally, awards are made to executives in connection with special projects, such as an acquisition or divestiture. For example in 2002, in connection with the merger of Conoco Inc. (Conoco) and Phillips Petroleum Company (Phillips), awards in the form of restricted stock were made to, among others, Mr. Carrig, who is one of our Named Executive Officers. The restrictions on these awards are scheduled to lapse in October 2007. While it retains discretion to do so, the Compensation Committee has indicated to our management that it does not expect to make off-cycle awards in connection with specific projects in the future.

Off-cycle awards are also used in connection with hiring executive-level personnel. Such awards may be in any form, but usually consist of stock options, restricted stock, and/or restricted stock units, with the grant price for stock options set at the fair market value of our stock on the executive’s first day of employment or the date of Compensation Committee approval, whichever is later. In 2006, an off-cycle restricted stock award was made to Mr. Limbacher as an inducement to become and remain an employee of the Company upon the acquisition of Burlington Resources. Restrictions on that award lapse in equal installments on the first two anniversaries of the grant. Also, in 2006, an off-cycle stock option award was made to Mr. Gallogly as an inducement to become and remain an employee of ConocoPhillips. The options vest in one-third increments on the next three anniversaries of the grant.

Broadly-Available Plans

Our Named Executive Officers participate in the same basic benefits package as our other U.S. salaried employees. This includes a basic welfare benefits package consisting of medical, dental, vision, life insurance, retirement and accident insurance plans, as well as flexible spending arrangements for health care and dependent care expenses.

Perquisites and Personal Benefits

We provide our Named Executive Officers with a limited number of perquisites. These are designed primarily to minimize the amount of time they devote to administrative matters other than Company business, promote a healthy work/life balance, provide opportunities for developing business relationships, and put a human face on our social responsibility programs. However, with respect to our executive life insurance coverage and our defined contribution and defined benefit plans, our goal is to provide a competitive package of compensation and benefits. All such programs are approved by the Compensation Committee.

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Financial Planning — We reimburse our Named Executive Officers for their costs associated with financial planning up to certain limits. We do this to facilitate tax preparation and the creation of a sound personal investment strategy for our executives.

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Comprehensive Security Program — Our Board of Directors has adopted a comprehensive security program for our executives in recognition that our executives face personal safety risks in their roles as representatives of a global, integrated energy company. Under this program, our Manager of Global Security monitors changing developments in risk and threat analysis and security systems and services and recommends to management appropriate security measures. Other than in the case of a serious and immediate risk of harm, changes to the program are approved by our Board of Directors. In the Summary Compensation Table in the “All Other Compensation” column, we have reflected certain costs associated with this program, such as personal use of Company aircraft, the use of Company automobiles, and home security expenses. Although the Company does not believe that these services are compensatory in nature, we believe we are required to classify them as personal benefits.

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Personal Entertainment — We purchase tickets to various cultural, charitable, civic, entertainment and sporting events for business development and relationship-building purposes, as well as to maintain our involvement in communities in which the Company operates. Occasionally, our employees, including our executives, make personal use of tickets that would not otherwise be used for business purposes. We believe these tickets offer an opportunity to significantly increase morale at a very low incremental cost to the Company.

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Tax Gross Ups — Certain of the perquisites and personal benefits received by our executives are deemed to be taxable income to the individual by the Internal Revenue Service. When we believe that such income is incurred for purposes more properly characterized as Company business than personal benefit, we provide further payments to the executive to reimburse the cost of the inclusion of such item in the executive’s taxable income. Most often, these tax gross up payments are provided for travel by a family member or other personal guest of an executive to attend a meeting or function in furtherance of Company business, such as Board meetings, Company-sponsored events, and industry and association meetings where spouses or other guests are invited or expected to attend.

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Matching Gift Program — Each of our executives is eligible for our charitable matching gift program. This program provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per executive (or $7,500 for retired executives) during any one calendar year. We provide this program to support personal charitable giving by our executives because we believe such support encourages executive involvement in community activities which furthers our mission of being a good community citizen and because we believe our Company image is enhanced by the personal involvement of our executives in charitable activities.

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Executive Life Insurance — We maintain life insurance policies and/or death benefits for all of our U.S. based salaried employees (at no cost to the employee) with a face value approximately equal to their annual salaries. For our executives, we maintain an additional life insurance policy and/or death benefits (at no cost to the executive) with a value equal to their annual salary. These two programs combine to provide an executive with life insurance equal to two times annual salary at no cost to the executive (other than imputed income for tax purposes, which we do not gross up). In addition to these two plans, we also provide our executives the option of purchasing group variable universal life insurance in an amount up to five times their annual salary. We believe this is a benefit valued by our employees that can be provided on a very cost effective basis by the Company.

-	Defined Contribution Plans — We maintain the following nonqualified defined contribution plans for our executives. These plans allow amounts deferred to grow tax-free until distributed, and also allow the Company to utilize the money for the duration of the deferral period for general corporate purposes.

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Voluntary Deferred Compensation Plans — The purpose of our voluntary nonqualified deferred compensation plans is to allow executives to defer a portion of their salary and bonus. By making such deferrals, the executive defers paying taxes on such amounts until the year in which distributions are made from the plans. While in these plans, the executives are allowed to direct the investment of deferred amounts held on their behalf.

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Make-Up Plans — The purpose of our nonqualified defined contribution make-up plans is to provide benefits that an executive would not otherwise be entitled to receive due to limitations imposed by the Internal Revenue Code.

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Defined Benefit Plans — We also maintain nonqualified defined benefit plans for our executives. The primary purpose of these plans is to provide benefits that an executive would not otherwise be entitled to receive due to limitations imposed by the Internal Revenue Code.

Severance Plans and Changes in Control

We maintain plans to address severance of our executives in certain circumstances as described under the heading “Executive Severance and Changes in Control” on page 52. The use and structure of these plans is competitive within the industry and is intended to aid the Company in attracting and retaining executives.

The Executive Severance Plan was approved by the Compensation Committee and provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause. This plan was adopted to provide the Company with flexibility to make personnel changes at the executive level when executives impacted by such changes would not be entitled to the layoff benefits provided in the broad-based severance plan for employees. We believe this plan aids us in recruiting executives externally when necessary as it provides new hires a measure of protection, and it enables us to avoid negotiating individual severance arrangements with newly hired executives or departing executives. We also believe this plan reduces the likelihood and extent of litigation from executive severance.

The Compensation Committee also approved a Change in Control Severance Plan to provide similar benefits in the event of a discharge of covered executives after a change in control of the Company. The Change in Control Severance Plan provides benefits to executives in salary grades corresponding to vice president (or equivalent) and higher in the event that the Company discharges the executive without cause following a change in control. In our view, the severance level provided under the plan is appropriate as it is the current standard for senior executives in many U.S. industries. The Change in Control Severance Plan also incorporates a provision to deal with the impact of the federal excise tax on excess parachute payments. The so-called “golden parachute” tax rules subject “excess parachute payments” to a dual penalty: the imposition of a 20 percent excise tax upon the recipient and non-deductibility of such payments by the paying corporation. While the excise tax is seemingly evenhanded, the excise tax can discriminate against long-serving employees in favor of new hires, against individuals who do not exercise stock options in favor of those who do and against those who elect to defer compensation in favor of those who do not. For these reasons, we believe that the provision of the excise tax gross-up in the Change in Control Severance Plan is appropriate.

Compensation Decisions

The Executive Compensation Tables beginning on page 34, together with the accompanying narrative disclosures and notes, provide information concerning the total compensation of our Named Executive Officers. However, further explanation is necessary to transparently show how the programs, processes and decisions described within this “Compensation Discussion and Analysis” are reflected in the Executive Compensation Tables. As we discussed in “Compensation Objectives & Process — Compensation Program Design” beginning on page 19, the Compensation Committee sets targets under each of our four primary compensation programs for our Named Executive Officers. Following the close of the relevant performance periods, Company, business unit and individual performance are considered and actual awards are adjusted as appropriate in light of such performance.

The amounts considered by the Committee for annual or program-specific awards both in setting targets and making awards are not necessarily reflected in the amounts shown under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table on page 34. This difference occurs primarily because the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table do not reflect solely the values of awards made for a particular year while the amounts considered by the Committee reflect solely the values of awards made for a particular year or program.

The Summary Compensation Table columns include the Financial Accounting Standards Board Statement No. 123(R), “Share-Based Payment” (FAS 123(R)) expense recognized by the Company in the year for all outstanding stock and option awards, which, because of the “hold-until-retirement” feature of our restricted stock/restricted stock unit programs, can be a substantial amount. Because we require our executives to hold restricted stock and restricted stock unit awards that have performance-vested until they retire, any appreciation in our stock price during a given year results in the Company recognizing the value of such appreciation with respect to certain previously-earned awards in its financial statements, and therefore, in the Summary Compensation Table. The Compensation Committee does not consider the effect of stock price appreciation or depreciation on previously performance-vested awards in making target or award decisions. The Compensation Committee recognizes that the “hold-until-retirement” feature results in larger amounts being reflected in the Summary Compensation Table than would be the case for awards fully-vested after the performance vesting occurs, because a change in stock price would have no effect on values reported in the Summary Compensation Table for stock awards that have fully vested. However, the Committee believes our program best aligns the interests of executives with those of our stockholders over the long-term.

Other factors we are required to take into account in determining the FAS 123(R) value that is reported in the Summary Compensation Table do not necessarily impact Compensation Committee decisions. The Committee does not consider the age or proximity to retirement of an individual executive in making target or award decisions. However, FAS 123(R) requires that an executive’s age and proximity to retirement eligibility be considered in determining the financial statement impact of his or her stock based awards. As a result, for FAS 123(R) and Summary Compensation Table purposes, an individual who is retirement-eligible will, generally speaking, have a larger amount recognized as compensation expense for the same award than will an executive who is not retirement-eligible.

Finally, changes in accounting rules or our interpretation of the application of those rules to our programs may affect the FAS 123(R) value of all or some outstanding awards in the year in which the change in rule or interpretation occurs, resulting in an increase or decrease in the amount reported in the “Stock Awards” and/or “Options Awards” columns of the Summary Compensation Table. However, in making target and award decisions, the Committee considers the value of the awards then being considered under then-prevailing rules and interpretations, and does not consider changes in the value of previously-granted awards resulting from rule or interpretation changes.

In addition to determining the 2006 compensation payouts, the Compensation Committee, at its December 2006 and February 2007 meetings, established the following targets for 2007 compensation for our CEO under our four primary compensation programs:

•	Salary — $1,500,000

•	VCIP — $2,025,000

•	Stock Option — $4,937,500

•	PSP V (2007-2009) — $4,937,500

•	Total Targeted Compensation — $13,400,000

As discussed under “Performance-Based Pay Programs” beginning on page 24, with the exception of salary, the targeted amounts shown above are performance-based and, therefore, actual amounts received under such programs, if any, may differ from the targets shown above.

The table below reconciles the targeted and awarded amounts considered by our Compensation Committee under each of our compensation programs for each Named Executive Officer (other than Mr. Nokes, who retired in 2006) with the amount that is required to be reported in the Summary Compensation Table on page 34. Targets for equity awards are expressed in dollar amounts (using the assumptions in the notes to the table).

SUPPLEMENT TO SUMMARY COMPENSATION TABLE

	J.J. Mulva		J.A. Carrig		J.L. Gallogly(3)		R.L. Limbacher(3)		W.B. Berry
	Target(1)	Actual	Target(1)	Actual	Target(1)	Actual	Target(1)	Actual	Target(1)	Actual
Salary	$1,500,000	$1,500,000	$695,000	$695,000	$612,750	$612,747	$612,750	$613,668	$817,000	$817,000
VCIP— Feb 2007	2,025,000	3,383,775	674,150	1,017,967	594,367	882,037	—	—	792,490	804,377
Stock Options—2006(1)	4,330,368	4,330,368	1,264,635	1,264,635	1,137,600	1,137,600	—	—	1,486,953	1,486,953
Stock Award	—	—	—	—	—	—	4,228,105	4,228,105	—	—
PSP II— Feb 2007(2)	3,520,522	17,367,967	766,920	4,243,300	—	—	—	—	1,045,800	3,508,849
Total Compensation Awarded in 2006	$11,375,890	26,582,110	$3,400,705	7,220,902	$2,344,717	2,632,384	$4,840,855	4,841,773	$4,142,243	6,617,179
Items attributable to FAS 123(R):
-Mark to market and reconciliations on prior awards	N/A	12,813,060	N/A	2,313,962	N/A	—	N/A	202,627	N/A	(1,017,563)
-Accruals on future stock awards	N/A	5,484,114	N/A	1,698,270	N/A	1,867,784	N/A	—	N/A	1,683,916
-Amounts recognized in other periods on PSP II or restricted stock awards	N/A	(9,268,363)	N/A	(2,017,267)	N/A	—	N/A	(1,849,796)	N/A	(3,795,573)
-Expense for prior year option awards	N/A	2,009,891	N/A	468,721	N/A	—	N/A	342,673	N/A	665,545
-Amount to be recognized in future years on stock option awards	N/A	—	N/A	(34,488)	N/A	(604,721)	N/A	—	N/A	(763,751)
Other items:
Change in pension value	N/A	5,449,910	N/A	1,931,140	N/A	103,786	N/A	894,505	N/A	2,289,243
All other compensation	N/A	373,302	N/A	101,195	N/A	170,455	N/A	131,079	N/A	111,645
Amount per Summary Compensation Table	N/A	$43,444,024	N/A	$11,682,435	N/A	$4,169,688	N/A	$4,562,861	N/A	$5,790,641

(1)	For ease of comparison, stock option amounts reported for both target and actual awards have been calculated based upon a Black-Scholes-Merton option-pricing model permitted under FAS 123(R) using the assumptions described in Note 23 “Employee Benefit Plans—Share-Based Compensation Plans” to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)	As described in our Compensation Discussion and Analysis, our PSP is based on a three-year performance cycle. As such, the target amounts shown above related to the three-year performance period ending December 31, 2006 (PSP II) reflects the initial targeted compensation that was established in December of 2003 for the 2004-2006 performance period. As also described in our Compensation Discussion and Analysis, the Performance Share Program converts targeted compensation to share units based on the Company’s stock price at the beginning of the performance period, including an adjustment for foregone dividends. Without giving effect to share price appreciation throughout the three-year performance period, the “Actual” amount reported above for PSP II would have been $7,920,000, $1,656,547 and $1,600,074 for Messrs. Mulva, Carrig and Berry, respectively. The difference between these amounts and the amounts shown in the Actual column above is attributable to stock price appreciation of 119 percent during the performance period.

(3)	Mr. Limbacher and Mr. Gallogly became employees of the company on March 31, 2006 and April 1, 2006, respectively.

Stock Performance Graph

This graph shows ConocoPhillips’ cumulative total stockholder return over the five-year period from December 31, 2001, to December 31, 2006. The graph reflects total stockholder return for Phillips Petroleum Company (Phillips) from December 31, 2001, to August 30, 2002, and for ConocoPhillips from September 3, 2002, to December 31, 2006. August 30, 2002, was the last day of trading on the NYSE for Phillips stock, and September 3, 2002, was the first day of trading on the NYSE for ConocoPhillips stock. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index and our performance peer group of companies consisting of BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. The comparison assumes $100 was invested on December 31, 2001, in Phillips stock (which was converted on a one-for-one basis into ConocoPhillips stock on August 30, 2002), in the S&P 500 Index and in ConocoPhillips’ peer group and assumes that all of the dividends were reinvested.

Year Ending

Five Years Ended December 31, 2006

	December 31
	Initial	2002	2003	2004	2005	2006
ConocoPhillips	$100.0	$82.5	$115.2	$156.1	$213.3	$269.7
Peer Group(1)	$100.0	$90.9	$113.9	$139.5	$157.5	$196.3
S&P 500	$100.0	$77.9	$100.2	$111.2	$116.6	$135.0

(1)	Performance Peer Group consists of BP, Chevron, ExxonMobil, Royal Dutch Shell and Total

Executive Compensation Tables

The following tables and accompanying narrative disclosures and footnotes provide information concerning total compensation paid to the Chief Executive Officer, the Chief Financial Officer, and certain other officers of ConocoPhillips (the “Named Executive Officers”). Please also see our discussion of the relationship between the “Compensation Discussion and Analysis” to these tables under “Compensation Decisions” beginning on page 29. The data presented in the tables that follow include amounts paid to the Named Executive Officers by ConocoPhillips or any of its subsidiaries in 2006. Information about stock and stock-based awards has been adjusted in the tables below to reflect the 2-for-1 split of the Company’s common stock that was effective on June 1, 2005.

SUMMARY COMPENSATION TABLE

As discussed in the Compensation Discussion and Analysis section of this proxy statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The Summary Compensation Table below reflects amounts earned with respect to 2006 under those arrangements. We have excluded arrangements that are generally available to our U.S.-based salaried employees, such as our medical, dental, disability, and flexible spending account arrangements, since all of our Named Executive Officers are U.S.-based salaried employees. Our Named Executive Officers each serve without an employment agreement. Salary and other compensation for these officers are set by the Compensation Committee of the Board of Directors, as described in the Compensation Discussion and Analysis. Based on the salary and total compensation amounts for Named Executive Officers for 2006 shown in the table below, salary accounted for approximately 6 percent of the total compensation of the Named Executive Officers and incentive compensation programs (stock awards, option awards, and non-equity incentive plan compensation) accounted for approximately 79 percent of the total compensation for Named Executive Officers. For the CEO alone, salary accounted for approximately 3 percent of the total compensation and incentive compensation programs accounted for approximately 83 percent of the total compensation. These numbers reflect the emphasis placed by the Company on performance-based pay, as discussed in the Compensation Discussion and Analysis section of this proxy statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
J.J. Mulva Chairman, CEO & President	2006	$1,500,000	$ —	$26,396,778	$6,340,259	$3,383,775	$5,449,910	$373,302	$43,444,024
J.A. Carrig Executive Vice President, Finance & CFO	2006	695,000	—	6,238,265	1,698,868	1,017,967	1,931,140	101,195	11,682,435
J.L. Gallogly Executive Vice President, Refining Marketing and Transportation(8)	2006	612,747	—	1,867,784	532,879	882,037	103,786	170,455	4,169,688
R.L. Limbacher Executive Vice President, Exploration and Production(9)	2006	613,668	—	2,580,936	342,673	—	894,505	131,079	4,562,861
W.B. Berry Executive Vice President, Exploration and Production	2006	817,000	—	379,629	1,388,747	804,377	2,289,243	111,645	5,790,641
J.W. Nokes Executive Vice President(10)	2006	291,168	—	4,405,730	665,545	362,643	—	106,317	5,831,403

(1)	Includes any amounts that were voluntarily deferred to the Company’s Key Employee Deferred Compensation Plan.

(2)	Because our primary bonus arrangement for salaried employees (the Variable Cash Incentive Program or VCIP) has mandatory performance measures that must be achieved before there is any payout to Named Executive Officers, amounts paid under VCIP are shown in the Non-Equity Incentive Plan Compensation column of the table, rather than the bonus column. In past years, these amounts were shown in the bonus column.

(3)	Amounts shown in the Stock Awards column represent the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, as determined under FASB Statement No. 123(R) (“FAS 123(R)”), and, thus, FAS 123(R) may require us to include amounts attributable to awards approved both in and prior to 2006. See the “Share-Based Compensation Plans” section of Note 23 in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for a discussion of the relevant assumptions used in this determination.

The amounts shown for stock awards are from our Performance Share Program (PSP), from long-term incentive programs of predecessor companies and off-cycle awards. These may include awards that were originally set as target awards as early as 1998 and may extend to actual awards that are expected to be finalized as late as 2009. No new awards were made by the Company in 2006 under long-term incentive programs of predecessor companies, but in accordance with FAS 123(R), values under these programs are taken into account for long periods of time after the actual approval of an award. The amounts shown for awards from PSP relate to performance periods that began in 2006 or earlier. Performance periods under PSP generally cover a three-year period and, as a new performance period has begun each year since the program commenced in 2003, there are three overlapping performance periods ongoing at any time. In February 2006, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2003 and ended in 2005. In December 2006, the Compensation Committee approved the commencement of a performance period covering 2007 through 2009. In February 2007, the Compensation Committee determined performance and approved final payout with regard to the performance period that began in 2004 and ended in 2006.

Awards under PSP are made in restricted stock or restricted stock units that will generally be forfeited if the employee is terminated prior to age 65 (other than for death or disability or after a change in control). In the event of termination due to layoff or early retirement after age 55 with five years of service, a value for the forfeited restricted stock or restricted stock units will generally be credited to a deferred compensation account for the employee for awards made prior to 2005; for later awards, restrictions lapse in the event of termination due to layoff or early retirement after age 55 with five years of service, unless the employee has elected to defer receipt of the stock until a later time.

We set forth the cost to the Company under FAS 123(R), modified only to reflect the modified prospective transition method required by the Securities Exchange Commission for purposes of this disclosure. Thus, if a Named Executive Officer has attained the early retirement age of 55 with 5 years of service before July of the year in which final payouts are made, amounts shown reflect a ratable portion of the FAS 123(R) value for a targeted award under PSP. If a Named Executive Officer is not projected to attain age 55 with 5 years of service before July of the year in which such awards are made, no expense is recognized when a target is established. In this circumstance, expense is recognized only with a final award, and that cost is amortized over the period remaining until the Named Executive Officer will attain age 55 with 5 years of service.

An off-cycle award was made to Mr. Limbacher shortly after the commencement of his employment by the Company on March 31, 2006. The Compensation Committee met and approved this award on April 4, 2006, which was the grant date of the award. This was made in the form of restricted stock that vests 50 percent on each anniversary of the grant date (or upon disability or death).

(4)	Amounts represent the FAS 123(R) valuation for the year ended December 31, 2006 and, thus, may include amounts attributable to awards approved in and prior to 2006. All such options were awarded under the Company’s Stock Option (and Stock Appreciation Rights) Program. Options awarded to Named Executive Officers under that program generally vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. Therefore, the amount shown for Named Executive Officers other than Messrs. Gallogly and Limbacher includes approximately one-third of the value of options granted in February 2004, one-third of the value of options granted in 2005, and one-third of the value of options granted in 2006. See the “Share-Based Compensation Plans” section of Note 23 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the relevant assumptions used in this determination. These awards are made in February of each year at a regularly-scheduled meeting of the Compensation Committee. In determining the number of shares to be subject to these option grants, the Compensation Committee used a Black-Scholes-Merton-based methodology to value the options. In February 2006, the Compensation Committee determined option awards for that year, which will vest on the anniversary date of the grant in years 2007, 2008, and 2009, so some of its value will be shown in subsequent proxy statements. Likewise, in February 2007, the Compensation Committee determined option awards for that year, which will vest on the anniversary date of the grant in years 2008, 2009, and 2010, so its value will be shown in subsequent proxy statements. With respect to Mr. Gallogly, amounts reflect the award made in connection with the commencement of his employment. With respect to Mr. Limbacher, amounts reflect the FAS 123(R) valuation recorded in the financial statements of ConocoPhillips for the period subsequent to its acquisition of Burlington Resources, Inc.

(5)	Includes amounts paid under VCIP, our primary non-equity incentive arrangement, for the 2006 program year, which were made in February 2007 and which include amounts that were voluntarily deferred to the Company’s Key Employee Deferred Compensation Plan. See also note (2) above. Mr. Limbacher was not eligible for the VCIP program in 2006.

With regard to Named Executive Officers, the Compensation Committee sets two tiers of performance criteria. First, performance criteria under VCIP applies to all eligible employees, including the Named Executive Officers. The Compensation Committee assessed individual performance of Senior Officers, including all of the Named Executive Officers, at its February 2007 meeting. Under VCIP, the amounts of individual awards are discretionary, but are expected, except in extraordinary cases, to range from 0 to 200 percent of the target amount for the award year, based on the Compensation Committee’s assessment of total Company and business unit performance, with an award for individual performance available of up to an additional 50 percent. At its February 2007 meeting, the Compensation Committee approved the individual awards for Senior Officers, including the Named Executive Officers. Individual awards for other employees were approved by the CEO effective at the same time.

In addition, in order for a Named Executive Officer to receive any award under VCIP, a second set of threshold criteria must be met. Performance criteria for the 2006 program year required that the Company meet one of the following measures as a threshold to an award being made to any Named Executive Officer: (1) Top two-thirds of specified companies in return on capital employed (adjusted to pooling accounting); (2) Top two-thirds of specified companies in total stockholder return; or (3) Cash from operations (normalized to assumptions made in our budgeting process as to price for oil equivalents and excluding non-cash working capital) of at least $9 billion. In addition to ConocoPhillips, the specified companies for this purpose were BP, Chevron, ExxonMobil, Royal Dutch Shell, and Total. At its February 2007 meeting, the Compensation Committee determined that this threshold had been achieved. This tier of performance measure and methodology is designed to meet requirements for deductibility of this item of compensation under section 162(m) of the Internal Revenue Code. Pursuant to this tier, a maximum payment for the performance period under VCIP is set, but it is subject to downward adjustment through the application of the generally applicable methodology for VCIP awards discussed in the prior paragraph, so it effectively establishes a ceiling for VCIP payments to each Named Executive Officer.

(6)	Amounts shown in the Change in Pension Value and the Nonqualified Deferred Compensation Earnings column represent the actuarial increase in the present value of the Named Executive Officer’s benefits under all pension plans maintained by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. These amounts may, therefore, include amounts which the Named Executive Officer may not currently be entitled to receive because such amounts are not vested or due to other conditions in the applicable plan; however, all Named Executive Officers shown in the current year’s Summary Compensation Table are vested. Also, for Mr. Limbacher, there is included $2,297 for above market earnings from one of the investment opportunities available under the Burlington Resources Deferred Compensation Plan. That investment opportunity provides an interest rate that is measured by the yield rate on a specific bond index, and thus is not a market-based rate since it does not have risk associated with fluctuation in value of the principal of the bonds.

(7)	As discussed in the Compensation Discussion and Analysis section of this proxy statement, ConocoPhillips provides its executives with a number of compensation and benefit arrangements. The table below reflects amounts earned with respect to 2006 under those arrangements. We have excluded arrangements that are generally available to our U.S.-based salaried employees, such as our medical, dental, disability, and flexible spending account arrangements, since all of our Named Executive Officers are U.S.-based salaried employees. All Other Compensation includes the following amounts, which were determined using actual cost paid by the Company unless otherwise noted:

	J.J. Mulva	J.A. Carrig	J.L. Gallogly	R.L. Limbacher	W.B. Berry	J.W. Nokes
Personal Use of Company Aircraft(a)	$41,154	$—	$—	$—	$—	$—
Automobile Provided by Company(b)	23,257	—	—	—	—	—
Home Security(c)	1,315	—	5,782	—	285	246
Financial Planning(d)	20,000	—	2,250	5,000	10,000	10,000
Executive Group Life Insurance Premiums(e)	11,190	1,902	1,691	1,654	2,213	1,914
Tax Reimbursement Gross-Up(f)	11,623	—	1,387	6,582	1,277	7,336
Relocation(g)	—	—	133,607	—	—	—
Director Charitable Gift Program(h)	48,342	—	—	—	—	—
Matching Gift Program(i)	18,500	15,000	—	—	250	2,000
Matching Contributions under the tax-qualified Savings Plans(j)	20,698	20,693	20,829	—	20,693	21,095
Company Contributions to non-qualified Defined Contribution Plans(k)	177,223	63,600	4,909	117,843	76,927	63,726

Total	$373,302	$101,195	$170,455	$131,079	$111,645	$106,317

(a)	The Comprehensive Security Program of the Company requires that Mr. Mulva fly on Company aircraft, unless a determination is made by the Manager of Global Security that other arrangements are an acceptable risk. Numbers above represent the approximate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or guest. Approximate incremental cost has been determined by calculating the variable costs for each aircraft during 2006, dividing that amount by the total number of miles flown by that aircraft in 2006, and multiplying the result by the miles flown for personal use during 2006. Included in incremental costs reported is $17,782 associated with flights to the Company hangar or other locations without passengers, commonly referred to as “deadhead” flights.

(b)	The value shown in the table represents the approximate incremental cost to the Company of providing and maintaining an automobile, excluding Company security personnel. Approximate incremental cost was calculated using actual expenses incurred in 2006. Other executives and employees of the Company may also be required to use Company-provided transportation and security personnel, especially when traveling or living outside of the United States, in accordance with risk assessments made by the Company’s Manager of Global Security.

(c)	The use of a home security system is required as part of ConocoPhillips’ Comprehensive Security Program for certain executives and employees, including the Named Executive Officers noted above based on risk assessments made by the Company’s Manager of Global Security. Amounts shown represent the approximate incremental cost to ConocoPhillips for the installation and maintenance of the home security system with features required by the Company in excess of the cost of a “standard” system typical for homes in the neighborhoods where the Named Executive Officers’ homes are located. The Named Executive Officer pays the cost of the “standard” system himself.

(d)	The Company has an Executive Financial Planning Program under which financial and tax planning expenses incurred by eligible executives are reimbursed by the Company up to $20,000 for the CEO and up to $10,000 for other Named Executive Officers.

(e)	The amounts shown are for premiums paid by the Company for executive group life insurance provided by the Company, with a value equal to their annual salary. In addition, certain employees of the Company, including the Named Executive Officers, are eligible to purchase group variable universal life insurance policies for which the employee pays all costs, so that there is no incremental cost to the Company.

(f)	The amounts shown are for payments by the Company relating to certain taxes incurred by the employee. These primarily occur when the Company requests family members or other guests to accompany the employee to Company functions and, as a result, the employee is deemed to make a personal use of Company assets (for example, when a spouse accompanies an employee on a Company aircraft). The Company believes that such travel is appropriately characterized as a business expense and, therefore, in such circumstances, if the employee is imputed income in accordance with the applicable tax laws, the Company will generally reimburse the employee for any increased tax costs.

(g)	Mr. Gallogly became an employee of the Company on April 1, 2006. The Company reimbursed Mr. Gallogly for certain of his relocation costs.

(h)	Mr. Mulva is a member of the Board of Directors and as such is entitled to participate in the Director Charitable Gift Program. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors are vested in the program after one year of service on the Board, and Mr. Mulva is thus eligible. Donations will be payable over five years following the death of the director. The approximate incremental cost to the Company of the program was calculated by amortizing the $1 million obligation for each eligible director over the period of time from first becoming eligible until final payout of the obligation (using a mortality assumption of age 82 for each director). The amount shown above represents Mr. Mulva’s proportionate share of the approximate total cost to the Company of the program.

(i)	The Company maintains a Matching Gift Program under which certain gifts by employees to qualified educational or charitable institutions are matched. For executives, the program matches up to $15,000 with regard to each program year. Administration of the program can cause more than $15,000 to be paid in a single fiscal year of the Company, due to processing claims from more than one program year in that single fiscal year. The amounts shown are for the actual payments by the Company in 2006.

(j)	Under the terms of its tax-qualified defined contribution plans, the Company makes matching contributions and allocations to the accounts of its eligible employees, including the Named Executive Officers.

(k)	Under the terms of its nonqualified defined contribution plans, the Company makes contributions to the accounts of its eligible employees, including the Named Executive Officers. See the narrative, table, and notes to the “Nonqualified Deferred Compensation Table” for further information.

(8)	Mr. Gallogly became an employee of ConocoPhillips on April 1, 2006. Prior to joining ConocoPhillips, Mr. Gallogly was President and Chief Executive Officer for Chevron Phillips Chemical Company L.L.C. ConocoPhillips owns a 50 percent interest in Chevron Phillips Chemical Company L.L.C. None of the compensation or benefits earned by Mr. Gallogly as an employee of Chevron Phillips Chemical Company LLC is included in the Table.

(9)	Mr. Limbacher became an employee of ConocoPhillips on March 31, 2006. Prior to joining ConocoPhillips, Mr. Limbacher was Executive Vice President and Chief Operating Officer for Burlington Resources Inc. ConocoPhillips acquired Burlington Resources Inc. effective March 31, 2006. None of the compensation or benefits earned by Mr. Limbacher as an employee of Burlington Resources Inc. prior to the acquisition is included in the Table.

(10)	Mr. Nokes retired effective April 30, 2006.

GRANTS OF PLAN-BASED AWARDS TABLE

The Grants of Plan-Based Awards Table is used to show participation by the Named Executive Officers in the incentive compensation arrangements described below.

The columns under the heading Estimated Future Payouts Under Non-Equity Incentive Plan Awards show information regarding the ConocoPhillips Variable Cash Incentive Program (VCIP), a performance-based bonus program that sets a target level and minimum and maximum cash payouts for each one-year performance cycle. These targets are set as a percentage of salary which varies by salary grade level. Minimum possible payouts are set at zero, as the Compensation Committee retains the authority to reduce any award from the target to zero. Maximum possible payouts are set at $10 million for each of the Named Executive Officers, under a limitation of the program designed to comply with section 162(m) of the Internal Revenue Code. This maximum was set at the December 2005 meeting of the Compensation Committee, at which it also approved separate performance criteria for any VCIP payment to the Named Executive Officers with regard to the 2006 program year. In practice, that limit has never been reached in the history of the program, due to the Compensation Committee exercising its discretion to reduce any award from the maximum payout level. Within the parameters of the program, a second (lower) maximum possible payout related to corporate and business unit performance is set at 200 percent of the target level, with a further possible adjustment of up to 50 percent of the target level for individual performance. This applies to all participants in VCIP, including the Named Executive Officers, although since the Compensation Committee has ultimate authority to grant awards, it is permitted to grant awards higher than the maximum set in the program. The maximum possible payouts set forth in the Table are shown at 250 percent of target. The amounts shown in the Table are those applicable to the 2006 program year using a minimum of zero and a maximum of 250 percent of VCIP target for each participant and do not represent actual payouts for that program year. Actual payouts for the 2006 program year were made in February 2007 and are shown in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

The columns under the heading Estimated Future Payouts Under Equity Incentive Plan Awards shows information regarding the ConocoPhillips Performance Share Program (PSP), a performance-based program that sets a target level and minimum and maximum restricted stock unit payouts at the conclusion of the three-year performance period. The Compensation Committee, at its annual compensation review and approval meeting in February, approves targets for each of the Senior Officers of the Company, including each of the Named Executive Officers. These targets are set as a percentage of salary, which varies by salary grade level. Minimum possible payouts are set at zero, as the Compensation Committee retains the authority to reduce any award from the target to zero. Within the parameters of the program, the maximum possible payout is set at 200 percent of the target level. This applies to all participants in PSP, including the Named Executive Officers, although since the Compensation Committee has ultimate authority to grant awards, it may grant awards higher than the maximum set in the program. The maximum possible payouts set forth in the Table for Listed Executive Officers are shown at 200 percent of target. The amounts shown in the Table are those set for 2006 compensation tied to the 2006 through 2008 program period under PSP (PSP IV) and do not represent actual payouts for that program year. Actual payouts of restricted stock or restricted stock units, if any, for PSP IV are not expected to be made until February 2009, after the close of the three-year performance period.

The All Other Stock Awards column reflects any off-cycle stock awards or any other stock awards outside of PSP for our Named Executive Officers approved in 2006.

The All Other Option Awards column reflects option awards granted in 2006 to our Named Executive Officers. Option awards are generally granted under our Stock Option (and Stock Appreciation Rights) Program (SOP), although off-cycle option awards or other option awards outside of SOP are possible under the 2004 Omnibus Plan. In 2006, there were no option awards to Named Executive Officers other than those made under SOP. Targets for option awards under SOP are set as a percentage of salary, which varies by salary grade level. The option awards shown were granted on the same day that the target was approved. For the 2006 program year under SOP, targets were set and awards granted at the regularly scheduled February 2006 meeting of the Compensation Committee, except for Mr. Gallogly, whose target was set and award granted at an April 2006 meeting, shortly after his commencement of employment.

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Options Awards (Average Price) ($/Sh)(5)		Exercise or Base Price of Options Awards (Closing Price) ($/Sh)(6)		Grant Date Fair Value of Stock and Options Awards(7)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.J. Mulva	2/10/2006 2/10/2006 2/10/2006	— — —	$2,025,000 — —	$5,062,500 — —	— — —	— 90,946 —	— 181,892 —	— — —	— — 268,800	$	— — 59.075	$	— — 59.35	$	— 5,372,635 4,330,368
J.A. Carrig	2/10/2006 2/10/2006 2/10/2006	— — —	674,150 — —	1,685,375 — —	— — —	— 26,563 —	— 53,126 —	— — —	— — 78,500		— — 59.075		— — 59.35		— 1,569,209 1,264,635
J.L. Gallogly(8)	4/4/2006 4/4/2006 4/4/2006 4/4/2006	— — — —	594,367 — — —	1,485,918 — — —	— — — —	— 28,624 24,487 —	— 57,248 48,974 —	— — — —	— — — 63,200		— — — 64.765		— — — 65.15		— 1,853,833 1,585,901 1,137,600
R.L. Limbacher(9)	4/4/2006 4/4/2006 4/4/2006	— — —	— — —	— — —	— — —	28,624 24,487 —	57,248 48,974 —	— — 64,898	— — —		— — —		— — —		1,853,833 1,585,901 4,228,105
W.B. Berry	2/10/2006 2/10/2006 2/10/2006	— — —	792,490 — —	1,981,225 — —	— — —	— 31,226 —	— 62,452 —	— — —	— — 92,300		— — 59.075		— — 59.35		— 1,844,676 1,486,953
J.W. Nokes(10)	2/10/2006 2/10/2006 2/10/2006	— — —	868,150 — —	2,170,375 — —	— — —	— 32,564 —	— 65,128 —	— — —	— — 96,300		— — 59.075		— — 59.35		— 1,923,718 1,551,393

(1)	The grant date shown is the date on which the Compensation Committee approved the target awards under the compensation programs discussed in the narrative above and reflected in the Table.

(2)	Threshold and maximum are based on the program provisions under VCIP. Actual awards earned can range from zero to 200 percent of the target awards for corporate and business unit performance, with a further possible adjustment of up to 50 percent of the target awards for individual performance. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout.

(3)	Threshold and maximum are based on the program provisions under PSP. Actual awards earned can range from zero to 200 percent of the target awards. The Compensation Committee retains the authority to make awards under the program at its discretion, including the discretion to make awards greater than the maximum payout.

(4)	These amounts represent stock options granted during 2006.

(5)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant (or on the last preceding date for which there was a reported sale, in the absence of any reported sales on the grant date); therefore, on the grant date, the option has no immediately realizable value and any potential payout reflects an increase in share price after the grant date. The Company’s stockholder-approved 2004 Omnibus Stock and Performance Incentive Plan provides for the use of such an average price in setting the exercise price on options, unless the Compensation Committee directs otherwise.

(6)	The closing price is the closing price of ConocoPhillips common stock, as reported on the NYSE, on the date of the grant.

(7)	For equity incentive plan awards, these amounts represent the grant date fair value at target level under PSP as determined pursuant to FAS 123(R). For option awards, these amounts represent the grant date fair value of the option awards using a Black-Scholes-Merton-based methodology to value the options in accordance with FAS 123(R). Actual value realized upon option exercise depends on market prices at the time of exercise. For other stock awards, these amounts represent the grant date fair value of the restricted stock or restricted stock unit award determined pursuant to FAS 123(R). See the “Share-Based Compensation Plans” section of Note 23 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for a discussion of the relevant assumptions used in this determination.

(8)	Mr. Gallogly became an employee of ConocoPhillips on April 1, 2006. The target level and maximum possible payout shown in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column for Mr. Gallogly reflect the approval by the Compensation Committee at its April 2006 meeting of participation by Mr. Gallogly in VCIP. The target level was set at a reduced level to reflect the fact that Mr. Gallogly was employed by ConocoPhillips for only nine months during the 2006 performance period of VCIP. The target level and maximum possible payout shown in the Estimated Future Payouts Under Equity Incentive Plan Awards column for Mr. Gallogly reflect the approval by the Compensation Committee at its April 2006 meeting of participation by Mr. Gallogly in PSP for the performance periods from 2005 through 2007 and from 2006 through 2008. The target was set at a reduced level to reflect the fact that Mr. Gallogly was not employed by ConocoPhillips in 2005 and was employed by ConocoPhillips for only nine months during 2006, but actual payout is expected to be determined by the Compensation Committee at the 2009 and 2010 meetings at which it makes compensation decisions, which is expected to occur in February of each year. At its April 2006 meeting, the Compensation Committee granted to Mr. Gallogly an off-cycle option award reflected in the All Other Option Awards column.

(9)	Mr. Limbacher became an employee of ConocoPhillips on March 31, 2006, at the time of the acquisition of Burlington Resources Inc., where he had served as an officer and employee. The target level and maximum possible payout shown in the Estimated Future Payouts Under Equity Incentive Plan Awards column for Mr. Limbacher reflect the approval by the Compensation Committee at its April 2006 meeting of participation by Mr. Limbacher in PSP for the performance periods from 2005 through 2007 and from 2006 through 2008. The target was set at a reduced level to reflect the fact that Mr. Limbacher was not employed by ConocoPhillips during 2005 and was employed by ConocoPhillips for only nine months during 2006, but actual payout is expected to be determined by the Compensation Committee at the 2009 and 2010 meetings at which it makes compensation decisions, which is expected to occur in February of each year. At its April 2006 meeting, the Compensation Committee granted to Mr. Limbacher an off-cycle restricted stock award reflected in the All Other Stock Awards column.

(10)	Mr. Nokes retired effective April 30, 2006. Awards under VCIP and PSP (the target award levels of which are reflected in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards and Estimated Future Payouts Under Equity Incentive Plan Awards columns) are usually reduced to reflect service for less than the full time of the relevant performance period, subject to the discretion of the Compensation Committee to set actual payout. The actual payout for VCIP for Mr. Nokes for the 2006 program year is shown in the Summary Compensation Table. The payout for PSP performance in the 2006 through 2008 performance period shown in the Table above is not expected to be determined by the Compensation Committee until the 2009 meeting at which it makes compensation decisions, which is expected to occur in February of that year. While the Compensation Committee has discretion to approve such actual payout as it chooses, under the normal operation of PSP, Mr. Nokes would not be given a payout for the 2006 through 2008 performance period reflected in the Table above, as he was not employed for at least one year of that performance period. With regard to the option awards for Mr. Nokes reflected in the All Other Option Awards column, their terms and conditions included forfeiture in the event Mr. Nokes was not employed by the Company for at least six months after their grant (except in the event of death or disability). Therefore, the options awards shown were forfeited upon Mr. Nokes’ retirement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards(1)					Stock Awards(9)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J.J. Mulva	4,612 15,660 149,000 136,204 3,796 233,600 335,600 478,000 1,500,000 1,500,000 12,738 413,062 606,000 496,800 130,933 —	— — — — — — — — — — — — — 248,400(3) 261,867(4) 268,800(5)	— — — — — — — — — — — — — — — —	21.675 21.675 23.145 26.330 26.330 23.440 31.140 27.385 25.655 32.065 23.550 23.550 24.370 32.810 47.830 59.075	1/12/2008 1/12/2008 10/12/2008 7/26/2009 7/26/2009 10/11/2009 10/9/2010 10/8/2011 11/17/2011 11/17/2011 10/22/2012 10/22/2012 2/10/2013 2/8/2014 2/4/2015 2/10/2016	— — — — — — — — — — — — — — — — 2,405,304	— — — — — — — — — — — — — — — — 173,061,623	— — — — — — — — — — — — — — — — 205,344	— — — — — — — — — — — — — — — — 14,774,501
J.A. Carrig	40,000 2,800 70,200 49,662 122,200 84,132 34,866 —	— — — — — 42,068(3) 69,734(4) 78,500(5)	— — — — — — — —	31.140 28.170 27.385 23.550 24.370 32.810 47.830 59.075	10/9/2010 2/12/2011 10/8/2011 10/22/2012 2/10/2013 2/8/2014 2/4/2015 2/10/2016	— — — — — — — — 340,420	— — — — — — — — 24,493,219	— — — — — — — — 59,194	— — — — — — — — 4,259,008
J.L. Gallogly	700 2,100 3,472 1,800 —	— — — — 63,200(6)	— — — — —	26.565 26.565 23.440 31.470 64.770	9/13/2009 9/13/2009 10/11/2009 9/26/2010 4/4/2016	— — — — — —	— — — — — —	— — — — — 53,111	— — — — — 3,821,336
R.L. Limbacher(10)	3,173 22,071 25,244 — — —	— — — 1,586(7) 20,051(7) 21,638(8)	— — — — — —	30.6506 30.6506 30.6506 62.9925 62.9925 62.9925	1/25/2015 1/26/2015 1/26/2015 1/24/2016 1/25/2016 1/25/2016	— — — — — — 77,159	— — — — — — 5,551,590	— — — — — — 53,111	— — — — — — 3,821,336

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

(Continued)

	Option Awards(1)					Stock Awards(9)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W.B. Berry	12,160 15,400 800 30,200 12,738 17,662 151,800 129,066 48,200 —	— — — — — — — 64,534(3) 96,400(4) 92,300(5)	— — — — — — — — — —	23.440 31.140 28.540 27.385 23.550 23.550 24.370 32.810 47.830 59.075	10/11/2009 10/9/2010 7/9/2011 10/8/2011 10/22/2012 10/22/2012 2/10/2013 2/8/2014 2/4/2015 2/10/2016	— — — — — — — — — — 186,692	— — — — — — — — — — 13,432,489	— — — — — — — — — — 63,594	— — — — — — — — — — 4,575,588
J.W. Nokes(11)	171,834 182,216 210,466 285,298 251,600 129,066 48,200	— — — — — 64,534(3) 96,400(4)	— — — — — — —	24.5884 22.7176 31.5373 29.9872 24.3700 32.8100 47.8300	10/20/2008 2/7/2010 2/8/2011 2/3/2012 2/9/2013 2/8/2014 2/4/2015	— — — — — — — 59,891	— — — — — — — 4,309,157	— — — — — — — 18,072	— — — — — — — 1,300,280

(1)	All options shown in the table have a maximum term for exercise of ten years from the grant date. Under certain circumstances, the terms for exercise may be shorter, and in certain circumstances, the options may be forfeited and cancelled. All awards shown in the table have associated restrictions upon transferability.

(2)	The options shown in this column vested and became exercisable in 2006 or prior years (although under certain termination circumstances, the options may still be forfeited). Following the merger of Conoco and Phillips, options become exercisable in one-third increments on the first, second and third anniversaries of the grant date. However, for Mr. Limbacher the terms of his award granted from Burlington Resources Inc. provided that all awards issued prior to December 2005 became exercisable upon ConocoPhillips’ acquisition of Burlington Resources Inc.

(3)	Represents the final one-third vesting of the February 8, 2004 grant, which became exercisable on February 8, 2007.

(4)	Represents the final two-thirds vesting of the February 4, 2005 grant, half of which became exercisable on February 4, 2007 and the other half will become exercisable on February 4, 2008.

(5)	Represents the February 10, 2006 grant, one-third of which became exercisable on February 10, 2007, one-third of which will become exercisable on February 10, 2008 and the final third will become exercisable on February 10, 2009.

(6)	Represents a stock option award granted upon employment which will become exercisable in one-third increments on the first, second and third anniversaries of the grant date, April 4, 2006.

(7)	Represents stock option awards granted from Burlington Resources Inc. which became exercisable on January 25, 2007.

(8)	Represents a stock option award granted from Burlington Resources Inc. which will become exercisable on January 25, 2008.

(9)

No stock awards were made to the Named Executive Officers, other than to Mr. Limbacher, in 2006 except as a long-term incentive award under the Company’s Performance Share Program (shown in the columns labeled “Stock Awards”) or pursuant to elections made by a Named Executive Officer to receive cash compensation in the form of restricted stock units. Amounts above include PSP awards for the three-year performance period ending December 31, 2006 (PSP II), as follows: Mr. Mulva, 261,684 shares; Mr. Carrig, 63,934 shares; and Mr. Berry, 52,868 shares. Stock awards shown in the columns entitled Number of Shares or Units of Stock That Have Not Vested (#) and Market Value of Shares or Units of Stock That Have Not Vested ($) continue to have restrictions upon transferability. Under PSP, stock awards are made in the form of restricted stock units or restricted stock, the former having been used in the most recent awards. The terms and conditions of both are substantially the same, requiring restriction on transferability until separation from service from the Company. Forfeiture is expected to occur if the separation is not the result of death, disability, layoff, retirement after the executive has reached the age of 55 with 5 years of service, or after a change of control, although the Compensation Committee has the authority to waive forfeiture. Restricted stock awards have voting rights and pay dividends. Restricted stock unit awards have no voting rights and pay dividend equivalents. Dividend equivalents, if any, on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. Neither pays dividends or dividend equivalents at preferential rates. Restricted stock held by the Named Executive Officers prior to November 17, 2001 was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. In addition to stock awards actually granted, the Table reflects potential stock awards to Named Executive Officers under ongoing performance periods for PSP, for the performance periods from 2005 through 2007 and 2006 through 2008. These are shown at target levels in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($). There is no assurance that these awards will be granted at, below, or above target after the end of the relevant performance periods, as the determination of whether to make an actual grant and the amount of any actual grant for Named Executive Officers is within the discretion of the Compensation Committee. Until an actual grant is made, these target awards have no voting rights and pay no dividends or dividend equivalents. Stock awards shown reflect closing price at the end of 2006 ($71.95 as of December 29, 2006).

Amounts presented in Number of Shares or Units of Stock That Have Not Vested and Market Value of Shares or Units of Stock That Have Not Vested represent restricted stock and restricted stock unit awards granted with respect to prior periods. The plans and programs under which such grants were made provide that awards made in the form of restricted stock and restricted stock units be held in such form until the recipient retires. If such awards immediately vested upon completion of the relevant performance period, as we are informed by our compensation consultant is more typical for restricted stock programs, the amounts reflected in this column would be zero.

(10)	Mr. Limbacher became an employee of ConocoPhillips on March 31, 2006, at the time of the acquisition of Burlington Resources Inc., where he had served as an officer and employee. At its April 2006 meeting, the Compensation Committee granted to Mr. Limbacher an off-cycle award of restricted stock reflected in the columns entitled Number of Shares or Units of Stock That Have Not Vested (#) and Market Value of Shares or Units of Stock That Have Not Vested ($). This restricted stock vests 50 percent on each of the first and second anniversaries of the grant date (or upon disability or death). This restricted stock has voting rights and pays dividends during the period of restrictions on transferability.

(11)	Mr. Nokes retired effective April 30, 2006. With regard to the option awards for Mr. Nokes reflected in the Option Awards columns, their terms and conditions included forfeiture in the event Mr. Nokes was not employed by the Company for at least six months after their grant (except in the event of death or disability). Therefore, the options awards granted in the six months prior to Mr. Nokes retirement were forfeited and are not shown in the Table. The terms and conditions of earlier option awards generally allow them to be exercised for up to 10 years from the date of the initial grant. Grants made in 2004 and 2005 became exercisable in one-third increments on the anniversary dates of the grants, and Mr. Nokes’ retirement did not accelerate or terminate that exercisability. With regard to stock awards, target awards under PSP (the target award levels of which are reflected in the columns entitled Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)) are usually reduced to reflect service for less than the full time of the relevant performance period, subject to the discretion of the Compensation Committee to set actual payout. The amounts shown reflect that expected reduction. The payout for PSP performance in the 2005 through 2007 performance period shown in the Table above is not expected to be determined by the Compensation Committee until its 2008 meeting at which it makes compensation decisions, which is expected to occur in February of that year. While the Compensation Committee has discretion to approve such actual payout as it chooses, under the normal operation of PSP, Mr. Nokes would not be given a payout for the 2006 through 2008 performance period as he was not employed for at least one year of that performance period. Therefore, no amount is shown with regard to that performance period. Restrictions on all other outstanding stock awards (including the 59,891 shares awarded in February 2007 with regard to PSP for the performance period from 2004 through 2006) lapsed due to the retirement of Mr. Nokes.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
J.J. Mulva(1)	4,370	$221,406	500,000	$30,050,000
J.A. Carrig	30,244	1,308,895	—	—
J.L. Gallogly	—	—	—	—
R.L. Limbacher	—	—	—	—
W.B. Berry	6,462	325,935	—	—
J.W. Nokes(2)	76,618	3,538,393	156,658	10,681,751

(1)	Mr. Mulva was granted an award of 500,000 restricted stock units on November 17, 2001 associated with the then pending merger of Conoco and Phillips. The restriction period ended on June 19, 2006; however, as permitted by the terms and conditions of the award, Mr. Mulva elected to defer the lapsing of restrictions until after separation from service with the Company. This award has been valued using the average of the high and low share price as of June 19, 2006.

(2)	Mr. Nokes retired on April 30, 2006. As a result, under the terms and conditions of the stock awards reflected in the Table that were in the form of restricted stock and restricted stock units, restrictions upon transferability lapsed and amounts were either delivered in unrestricted shares or the value credited to his Key Employee Deferred Compensation Plan account and valued at fair market value as determined under that plan.

PENSION BENEFITS

ConocoPhillips maintains several defined benefit plans for its eligible employees. With regard to U.S.-based salaried employees, the primary defined benefit plan that is qualified under the Internal Revenue Code is the ConocoPhillips Retirement Plan (CPRP). In addition, upon the acquisition on March 31, 2006, of Burlington Resources Inc., the Company also assumed and continues to maintain the Burlington Resources Pension Plan (BRPP), which is also a tax-qualified plan.

The CPRP is a non-contributory plan that is funded through a trust. The CPRP consists of four titles, each one corresponding to a different pension formula and having numerous other differences in terms and conditions. Employees are eligible for current participation in only one title, and eligibility is based on heritage company and time of hire. Of the Named Executive Officers, Messrs. Mulva, Carrig, Berry, and Gallogly (having been employees of Phillips) are eligible for, and vested in, benefits under Title I of the CPRP, while Mr. Nokes (having been an employee of Conoco) is eligible for, and vested in, benefits under Title IV. Both Titles I and IV provide a final average earnings type of pension benefit for eligible employees payable at normal or early retirement from the Company. Under both Titles I and IV, normal retirement occurs upon termination on or after age 65. Under Title I, early retirement can occur at age 55 with 5 years of service (or if laid off after age 50 with 5 years of service), while under Title IV, early retirement can occur at age 50 with 10 years of service. Under Title I, early retirement benefits are reduced by 5 percent per year for each year before age 60 that benefits are paid, but for benefits that commence at age 60 through age 65, the benefit is unreduced. Under Title IV, early retirement benefits are reduced by 5 percent per year for each year before age 57 and 4 percent per year between ages 57 and 60. Mr. Nokes was eligible for early retirement treatment when he retired in 2006. Mr. Mulva is eligible for early retirement. None of the other Named Executive Officers were eligible for early retirement at the end of 2006 (although Mr. Carrig has since reached the age of 55 and become eligible for early retirement). Employees become vested in the benefits after five years of service, and all of the Named Executive Officers are vested in their benefits. Both Titles I and IV allow the employee to elect the form of benefit payment from among several annuity types and a single sum payment option, but all of the options are actuarially equivalent. The election for form of benefit is made at retirement, so only Mr. Nokes has made such an election. He elected to have his benefit paid in a single sum.

For both Title I and Title IV, the benefit formula applicable to our eligible Named Executive Officers is the same. Retirement benefits are calculated as the product of 1.6 percent times years of credited service multiplied by the final annual average eligible compensation. For Title I, final annual eligible average compensation is calculated using the three highest consecutive years in the last ten years before retirement. For Title IV, final annual eligible average compensation is calculated using the higher of the highest consecutive 36 months of compensation or the highest non-consecutive 3 years of compensation. In both cases, such benefits are reduced by the product of 1.5 percent of the annual primary Social Security benefit multiplied by years of credited service. The formula below provides an illustration as to how the retirement benefits are calculated. For purposes of the formula, “pension compensation” denotes the final annual eligible average compensation described above.

[	1.6%	×	Pension Compensation	×	Years of Credited Service	]	—	[	1.5%	×	Annual Primary SS Benefit	×	Years of Credited Service	]

Eligible pension compensation generally includes salary and bonus (shown in the Summary Compensation Table under the column titled Non-Equity Incentive Plan Compensation), and years of credited service generally include only actual years of service. However, under Title I, in the event that an eligible employee receives layoff benefits from the Company, eligible pension compensation includes the annualized salary for the year of layoff, rather than actual salary, and years of credited service are increased by any period for which layoff benefits are calculated. Furthermore, certain foreign service as an employee of Phillips is counted as time and a quarter when determining the service element in the benefit formula under Title I. Eligible pension compensation under both

Titles I and IV is limited in accordance with the Internal Revenue Code. In 2006, that limit was $220,000. The Internal Revenue Code also limits the annual benefit (expressed as an annuity) available under both Titles I and IV. In 2006, that limit was $175,000 (reduced actuarially for ages below 62).

The BRPP is also a non-contributory plan that is funded through a trust. The BRPP offers alternative pension formulas with different terms and conditions, with employees eligible for only one of the formulas. Mr. Limbacher is eligible for, and vested in, the final average earnings formula. This provides benefits payable at normal or early retirement from the Company. Normal retirement occurs upon termination on or after age 65. Early retirement can occur at age 55 with 10 years of service. Early retirement benefits include a supplemental benefit, discussed further below. Mr. Limbacher is not yet eligible for early retirement. Employees become vested in the benefits after five years of service. The BRPP allows the employee to elect the form of benefit payment from among several annuity types and a single sum payment option, but all of the options are actuarially equivalent. The election for form of benefit is made at retirement, so Mr. Limbacher has not yet made such an election.

For the BRPP, the benefit formula applicable to Mr. Limbacher provides for retirement benefits to be calculated as the product of (a) 1.1 percent times final annual average eligible compensation for the three highest consecutive years in the last ten years before retirement (“pension compensation”) plus 0.5 percent times pension compensation above the Social Security breakpoint and (b) years of credited service. The Social Security breakpoint is one-third of the Social Security wage base in the year that the employee leaves the Company. In 2006, that amount was $31,400. The formula below provides an illustration as to how the retirement benefits are calculated.

[	[	1.1%	×	Pension Compensation	]	+	[	0.5%	×	Pension Compensation above Breakpoint	]	]	×	Years of Credited Service

Eligible pension compensation generally includes salary and bonus (shown in the Summary Compensation Table under the column titled Non-Equity Incentive Plan Compensation), and years of credited service generally include only actual years of service. Payments commencing prior to age 65 are reduced by one-sixth of 1 percent for each month of retirement prior to age 65. Eligible pension compensation under the BRPP is limited in accordance with the Internal Revenue Code. In 2006, that limit was $220,000. The Internal Revenue Code also limits the annual benefit (expressed as an annuity) available under the BRPP. In 2006, that limit was $175,000 (reduced actuarially for ages below 62).

Under the BRPP, employees eligible for early retirement also receive a supplemental benefit payment until reaching age 65. The benefit formula applicable to the supplemental benefit is calculated as the product of 1 percent times pension compensation up to the Social Security breakpoint and years of credited service. This is reduced by one-sixth of 1 percent for each month of early retirement prior to age 65. The Internal Revenue Code limits discussed above also apply to the supplemental benefit.

In addition, the Company maintains several nonqualified pension plans. These are funded through the general assets of the Company, although the Company also maintains trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the nonqualified pension plans. Two of these nonqualified pension plans apply to the Named Executive Officers, one in which Mr. Limbacher participates as a heritage Burlington Resources employee and the other in which the other Named Executive Officers participate. The plan available only to eligible heritage Burlington Resources employees is the Burlington Resources Inc. Supplemental Benefits Plan (BRSBP). The plan available to the other Named Executive Officers is the ConocoPhillips Key Employee Supplemental Retirement Plan (KESRP). Each of those plans is designed to replace benefits that would otherwise not be received due to limitations contained in the Internal Revenue Code that apply to qualified plans. The two such limitations that most frequently impact the benefits to employees are the limit on compensation that can be taken into account in determining benefit accruals and the maximum annual pension benefit. In 2006, the former limit was set at $220,000, while the latter was set at $175,000. Both KESRP and BRSBP determine a benefit without regard to such limits, and then reduce that benefit by the amount of benefit payable from the related qualified plan, respectively CPRP and BRPP. Thus, in operation the combined benefits payable from the related plans for the eligible employee equals the benefit that would have been paid if there had been no limitations imposed by the Internal Revenue Code. Benefits under KESRP are generally paid in a single sum the later of age 55 or six months after retirement. When payments do not begin until after retirement, interest at then current six-month T-bill rates will, under most circumstances, be credited on the delayed benefits. Under BRSBP, a participant may elect to receive a lump sum distribution after separation from service or a payout of 5 or 10 substantially equal annual payments beginning after separation from service. Distribution may also be made upon a determination of disability. Distributions may also be made if the administrator determines that the participant has incurred a severe financial hardship.

Certain foreign service as an employee of Phillips is counted as time and a quarter when determining the service element in the benefit formula under KESRP. Also under KESRP, certain incentive payments approved by the Phillips Board of Directors in 2000, are considered as pension compensation. Otherwise, the benefit formulas under both KESRP and BRSBP take into account only actual service with the employer and compensation arising from salary and bonuses (including bonuses that are performance-based and are included in the Summary Compensation Table as Non-Equity Incentive Plan Compensation for that reason). The footnotes below provide further detail on extra credited service and compensation.

Except where otherwise noted, assumptions used in calculating the present value of accumulated benefits in the Table are found in Note 23 in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)(3)
J.J. Mulva	Title I — ConocoPhillips Retirement Plan	35	$1,452,666	$ —

	ConocoPhillips Key Employee Supplemental Retirement Plan		57,129,700	—
J.A. Carrig	Title I — ConocoPhillips Retirement Plan	29	859,285	—

	ConocoPhillips Key Employee Supplemental Retirement Plan		11,535,003	—
J.L. Gallogly	Title I — ConocoPhillips Retirement Plan	23	589,195	—

	ConocoPhillips Key Employee Supplemental Retirement Plan		1,137,050	—
R.L. Limbacher	Burlington Resources Inc. Pension Plan	21	320,133	—

	Burlington Resources Inc. Supplemental Benefits Plan		2,146,623	—
W.B. Berry	Title I — ConocoPhillips Retirement Plan	30	893,783	—

	ConocoPhillips Key Employee Supplemental Retirement Plan		7,808,713	—
J.W. Nokes	Title IV — ConocoPhillips Retirement Plan	36	—	1,497,639

	ConocoPhillips Key Employee Supplemental Retirement Plan		—	16,413,182

(1)	Includes additional credited service for Messrs. Mulva, Carrig, Gallogly, and Berry of 18.25, 7.5, 8.75, and 10 months, respectively, related to foreign assignments. Please see note (2) for credited amounts related to such service.

(2)	In determining the present value of the accumulated benefit for each Named Executive Officer, the applicable pension compensation as of December 31, 2006, for each Named Executive Officer is: Mr. Mulva, $23,308,579; Mr. Carrig, $8,374,048; Mr. Gallogly, $1,626,153; and Mr. Berry, $5,710,367. In determining the present value of the accumulated benefit for Messrs. Mulva and Carrig, this takes into account as an element of pension compensation the value of an off-cycle award of restricted stock and of an off-cycle performance incentive award both approved by the Phillips Compensation Committee in 2000, but with regard to which the performance conditions were met in 2005. The value of the two off-cycle awards included as part of pension compensation for 2005 was $6,278,301 for Mr. Mulva and $3,139,151 for Mr. Carrig. With regard to the additional credited service for foreign service as noted above, the following amounts were included in the accumulated benefit shown in the pension table above: Mr. Mulva, $2,538,346; Mr. Carrig, $265,563; Mr. Gallogly, $58,233; and Mr. Berry, $229,391.

(3)	Mr. Nokes retired in 2006 and became entitled to receive his pension benefits. He elected to receive his benefits from the CPRP in the form of a single sum payment. Under the terms of the KESRP and the default election made by Mr. Nokes under that plan, he received a single sum payment for benefits due under KESRP. With these payments, the obligations under both CPRP and KESRP for pension benefits to Mr. Nokes have been fulfilled.

NONQUALIFIED DEFERRED COMPENSATION

ConocoPhillips maintains several nonqualified deferred compensation plans for its eligible employees. Those available to the Named Executive Officers are briefly described below.

The Key Employee Deferred Compensation Plan of ConocoPhillips (KEDCP) is a nonqualified deferral plan that permits certain key employees to voluntarily reduce salary and request deferral of VCIP, or other similar program payments, that would otherwise be received in the subsequent year. KEDCP permits eligible employees to defer compensation of up to 100 percent of VCIP, or other similar program payments, (if eligible) and up to 50 percent of salary. All of the Named Executive Officers are eligible to participate in KEDCP.

Under KEDCP, for amounts deferred and vested after December 31, 2004, the default distribution option in KEDCP is to receive a lump sum to be paid at least six months after separation from service. Participants may elect to defer payments from 1 to 5 years after separation, and to receive annual, semi-annual or quarterly payments for a period of up to 15 years. For elections that set a date certain for payment, the distribution will begin in the calendar quarter following the date requested and will be paid out on the distribution schedule elected by the participant.

For amounts deferred prior to January 1, 2005, a one-time revision of the 10 annual installment payments schedule is allowed from 365 days to no later than 90 days prior to retirement at age 55 or above or within 30 days after being notified of layoff in the calendar year in which the employee is age 50 or above. Participants may receive distributions in 1 to 15 annual installments, 2 to 30 semi-annual installments or 4 to 60 quarterly installments.

The Defined Contribution Make-Up Plan of ConocoPhillips (DCMP) is a nonqualified restoration plan under which the Company makes employer contributions and stock allocations that cannot be made in the qualified ConocoPhillips Savings Plan (CPSP) — a defined contribution plan of the type often referred to as a 401(k) plan — due to certain voluntary reductions of salary under KEDCP or due to limitations imposed by the Internal Revenue Code. For 2006, the Internal Revenue Code limited the amount of compensation that could be taken into account in determining a benefit under the CPSP to $220,000. Employees make no contributions to DCMP.

Under DCMP, amounts vested after December 31, 2004, will be distributed as a lump sum 6 months after separation from service, or, at a participant’s election, in 1 to 15 annual payments, no earlier than 1 year after separation from service. For amounts vested prior to January 1, 2005, participants may, from 365 days to no later than 90 days prior to termination or within 30 days of being notified of layoff, indicate a preference to defer the value into their account under the KEDCP.

Each participant directs investments of the individual accounts set up for that participant under both KEDCP and DCMP. Participants may make changes in the investments as often as daily. Investment alternatives include phantom Company stock and a broad range of mutual funds, and the value of the accounts will vary depending upon the investment choices made and their performance in the marketplace.

In addition, upon the acquisition on March 31, 2006, of Burlington Resources Inc., the Company also assumed and now maintains several plans that provide nonqualified deferred compensation for heritage Burlington Resources employees. Of the Named Executive Officers, only Mr. Limbacher is eligible to participate in these plans.

The Burlington Resources Inc. Incentive Compensation Plan (BRICP) provides for payment of incentive bonuses (of a type that would be reflected in the bonus column of the Summary Compensation Table). The BRICP allows a participant to voluntarily defer an incentive award made under it, either until separation from service or, if approved, to a specified date. A participant may elect to receive payments as a lump sum distribution after separation from service (or any approved specified date) or a payout of 5 or 10 substantially equal annual payments beginning after separation from service (or any approved specified date). Distribution may also be made upon a determination of disability or if the administrator determines that the participant has incurred a severe financial hardship.

The Burlington Resources Inc. Deferred Compensation Plan (BRDCP) is a nonqualified deferral plan that permits certain key employees to voluntarily reduce salary that would otherwise be received and defer receipt to a subsequent year. BRDCP permits eligible employees to defer compensation of up to 100 percent of salary. Mr. Limbacher, as a heritage Burlington Resources employee, is eligible to participate in BRDCP, but did not make any salary reduction elections for 2006. BRDCP also serves as the administrative framework for deferrals made under certain other plans, as described below.

The Burlington Resources Inc. Performance Share Unit Plan (BRPSUP) provides for incentive payments denominated as phantom stock of the Company (originally, as phantom stock of Burlington Resources Inc.) of the type that would appear in the Summary Compensation Table as a Stock Award. At the end of a performance cycle, subject to meeting conditions in the plan, a cash payment of the value of the award would be made. However, participants were allowed to defer receipt of the payment. The value of the deferral is credited to accounts under the BRDCP. A participant may elect to receive a lump sum distribution after separation from service or a payout of 5 or 10 substantially equal annual payments beginning after separation from service. Distribution may also be made upon a determination of disability or if the administrator determines that the participant has incurred an unforeseeable emergency. Payment to certain specified employees is required to begin no earlier than 6 months after separation from service or death, if earlier.

The Burlington Resources Inc. Supplemental Benefits Plan (BRSBP) is a nonqualified restoration plan under which the Company matches contributions that cannot be made in the qualified Burlington Resources Retirement Savings Plan (BRRSP) — a defined contribution plan of the type often referred to as a 401(k) plan — due to voluntary reduction of salary under a deferred compensation arrangement or due to limitations imposed by the Internal Revenue Code. For 2006, the Internal Revenue Code limited the amount of compensation that could be taken into account in determining a benefit under the BRRSP to $220,000. Employees make no contributions to BRSBP. Under BRSBP, a participant may elect to receive a lump sum distribution after separation from service or a payout of 5 or 10 substantially equal annual payments beginning after separation from service. Distribution may also be made upon a determination of disability. Distributions may also be made if the administrator determines that the participant has incurred a severe financial hardship.

The Burlington Resources Inc. Stock Incentive Plan (BRSIP) provides for, among other things, incentive payments denominated as restricted stock of the Company (originally, as restricted stock of Burlington Resources Inc.) of the type that would appear in the Summary Compensation Table as a Stock Award. At the end of a performance cycle, subject to meeting conditions in the plan, the restrictions lapse. However, participants are allowed to elect to forfeit the restricted stock and have the fair market value thereof deferred. The value of the deferral is credited to accounts under the BRDCP. A participant may elect to receive a lump sum distribution after separation from service or a payout of 5 or 10 substantially equal annual payments beginning after separation from service. Distribution may also be made upon a determination of disability or if the administrator determines that the participant has incurred an unforeseeable emergency. Payment to certain specified employees is required to begin no earlier than 6 months after separation from service or death, if earlier.

Deferred amounts under each of the Burlington Resources nonqualified deferred compensation plans (BRICP, BRPSUP, BRSBP, BRSIP, and BRDCP) are credited to accounts set up for the participant, who may direct the investment of the accounts to one of several investment opportunities provided under the plans. Those investment opportunities include an interest-bearing account, an account credited with phantom Company stock, and an account simulating the return of Standard & Poor’s 500® Index. The accounts are invested in the interest-bearing account by default (except for amounts which were deferred from stock-based awards, which are placed in the stock account by default), but the participant may, as often as daily, request that the administrator of the plan redirect investment of some or all of the balances of the accounts to the other investment opportunities. The interest-bearing account may, in certain years, provide a return higher than normal market-based rates, as it uses the yield rate paid on bonds in a specified index (the Moody’s Long-Term Bond Index®), but the participant does not bear the risk of loss in the value of the underlying principal.

Benefits due under each of the plans discussed above are paid from the general assets of the Company, although the Company also maintains trusts of the type generally known as “rabbi trusts” that may be used to pay benefits under the plans. The trusts and the funds held in them are assets of ConocoPhillips. In the event of bankruptcy, participants would be unsecured general creditors.

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
J.J. Mulva	Defined Contribution Make-Up Plan of ConocoPhillips	$ —	$177,223	$633,415	$ —	$3,116,856

	Key Employee Deferred Compensation Plan of ConocoPhillips	750,000	—	5,343,056	—	39,604,005

J.A. Carrig	Defined Contribution Make-Up Plan of ConocoPhillips	—	63,600	108,294	—	550,353

	Key Employee Deferred Compensation Plan of ConocoPhillips	775,556	—	588,674	—	5,755,961

J.L. Gallogly	Defined Contribution Make-Up Plan of ConocoPhillips	—	4,909	68,569	—	332,349

	Key Employee Deferred Compensation Plan of ConocoPhillips	—	—	94,618	—	2,032,210

R.L. Limbacher	Burlington Resources Inc. Incentive Compensation Plan	—	—	27,502	—	395,698

	Burlington Resources Inc. Performance Share Unit Plan	—	—	1,486	(4,117,598)	—

	Burlington Resources Inc. Supplemental Benefits Plan	—	117,843	46,969	—	759,233

	Burlington Resources Inc. Stock Incentive Plan	—	—	86,229	—	1,240,655

W.B. Berry	Defined Contribution Make-Up Plan of ConocoPhillips	—	76,927	77,726	—	413,084

	Key Employee Deferred Compensation Plan of ConocoPhillips	—	—	48,642	—	359,620

J.W. Nokes	Defined Contribution Make-Up Plan of ConocoPhillips	—	63,726	72,243	(512,412)	113,383

	Key Employee Deferred Compensation Plan of ConocoPhillips	1,059,079	—	470,609	—	5,704,728

(1)	Reflects the following amounts for each of the following named executive officers which are reported as compensation to such Named Executive Officer in the Summary Compensation Table on page 34: Mr. Mulva, $750,000; Mr. Carrig, $775,556; Mr. Berry, $0; Mr. Gallogly, $0; Mr. Limbacher, $0; and Mr. Nokes, $1,059,079. These amounts are for deferrals in 2006 only. The remainder of the aggregate balances consist of (1) contributions by our Named Executive Officers during fiscal years prior to 2006, (2) matching contributions by the Company under the DCMP (and similar plans) and by its predecessors under their plans during 2006 and prior years, and (3) earnings on the aggregate balances in 2006 and prior years.

(2)	Our primary defined contribution deferred compensation programs for executives (KEDCP and DCMP) make a variety of investments available to participants. As of December 31, 2006, there were a total of 75 investment options, of which 32 were the same as those available in the Company’s primary tax-qualified defined contribution plan for employees (its 401(k) plan, the ConocoPhillips Savings Plan) and 43 of which were other various mutual fund options approved by an administrator designated by the relevant plan.

Executive Severance and Changes in Control

Each of our Named Executive Officers serves without an employment agreement. Salary and other compensation for these officers is set by the Compensation Committee, as described in the “Compensation Discussion and Analysis” beginning on page 17 of this proxy statement. These officers may participate in the employee benefit plans and programs of the Company for which they are eligible, in accordance with their terms. The amounts earned by the Named Executive Officers for 2006 appear in the various Executive Compensation Tables beginning on page 34 of this proxy statement.

Each of our Named Executive Officers is expected to receive amounts earned during his term of employment unless he voluntarily resigns prior to becoming retirement-eligible or is terminated for cause. Such amounts include:

•	VCIP earned during the fiscal year;

•	grants pursuant to the PSP for the most-recently completed performance period and ongoing performance periods in which the executive participated for at least one year;

•	previously granted restricted stock and restricted stock units;

•	vested stock option grants under the Stock Option Program;

•	amounts contributed and vested under our defined contribution plans; and

•	amounts accrued and vested under our pension plans.

While normal retirement age under our benefit plans is 65, early retirement provisions allow benefits at earlier ages if vesting requirements are met, as discussed in the sections of this proxy statement entitled “Pension Benefits Table” and “Nonqualified Deferred Compensation Table.” For our compensation programs (VCIP, SOP, and PSP), early retirement is generally defined to be termination at or after the age of 55 with five years of service. Mr. Mulva has met the early retirement criteria under both our benefit plans and our compensation programs. Mr. Nokes met the early retirement criteria under both our benefit plans and our compensation programs, and he retired in April 2006. None of the other Named Executive Officers met the criteria as of December 31, 2006 (although Mr. Carrig met the criteria in January 2007). Therefore, as of December 31, 2006, any voluntary resignations by the Named Executive Officers other than Mr. Mulva would not have been treated as retirements. Since Mr. Mulva is eligible for early retirement under these programs, he would be able to resign and retain all awards earned under the PSP and earlier programs. As a result, Mr. Mulva’s awards under such programs are not included in the incremental amounts reflected in the tables below. Please see “Outstanding Equity Awards at Fiscal Year End” on page 41 for more information.

In addition, specific severance arrangements for executive officers, including the Named Executive Officers other than Mr. Limbacher, are provided under two severance plans of ConocoPhillips, one being the

ConocoPhillips Executive Severance Plan, available to a limited number of senior executives; and the other being the ConocoPhillips Key Employee Change in Control Severance Plan, also available to a limited number of senior executives, but only upon a change in control. These arrangements are described below. Executives are not entitled to participate in both plans as a result of a single event, that is, executives receiving benefits under the ConocoPhillips Key Employee Change in Control Severance Plan would not be entitled to benefits potentially payable under the ConocoPhillips Executive Severance Plan relating to the event giving rise to benefits under the ConocoPhillips Key Employee Change in Control Severance Plan. Mr. Limbacher is currently excluded from these arrangements because he remains subject to various change in control arrangements provided under Burlington Resources Inc. plans and programs.

ConocoPhillips Executive Severance Plan

The ConocoPhillips Executive Severance Plan (CPESP) covers executives in salary grades generally corresponding to vice president and higher. The CPESP provides that if the Company terminates the employment of a participant in the plan other than for cause, as defined in the plan, upon executing a general release of liability and, if requested by the Company, an agreement not to compete with the Company, the participant will be entitled to:

•	a lump-sum cash payment equal to one-and-a-half or two times the sum of the employee’s base salary and current target VCIP;

•

a lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-a-half or two years to the employee’s number of years of age and service under the applicable retirement plan;

•	a lump-sum cash payment equal to the Company cost of certain welfare benefits for an additional one-and-a-half or two years;

•	a pro rata portion of the annual VCIP for which the employee is eligible in the year of termination; and

•

treatment as a layoff under the various compensation and equity programs of the Company — generally, layoff treatment will allow executives to retain awards previously made and continue their eligibility under ongoing Company programs, thus, actual program grants as restricted stock or restricted stock units would vest and the executive would remain eligible for awards attributable to ongoing performance periods under the PSP in which they had participated for at least one year.

The CPESP may be amended or terminated by the Company at any time. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

ConocoPhillips Key Employee Change in Control Severance Plan

The ConocoPhillips Key Employee Change in Control Severance Plan (CICSP) covers executives in salary grades generally corresponding to vice president and higher. The CICSP provides that if the employment of a participant in the plan is terminated by the Company within two years of a “change in control” of ConocoPhillips, other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	a lump-sum cash payment equal to two or three times the sum of the employee’s base salary and the higher of current target VCIP or previous two years’ average VCIP;

•

a lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional two or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	a lump-sum cash payment equal to the Company cost of certain welfare benefits for an additional two or three years;

•	a pro rata portion of the higher of the employee’s target VCIP payment or previous two year’s average bonus;

•	vesting in all equity awards and lapsing of any restrictions, with continued ability to exercise stock options for their remaining terms; and

•

if necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to section 4999 of the Internal Revenue Code and for any taxes imposed on this additional payment, although if the applicable payments are not more than 110 percent of the “safe harbor” amount under section 280G of the Internal Revenue Code, the payments are “cut back” to the safe harbor amount rather than a gross-up payment being made.

After a change in control, the CICSP may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be offset by any payments or benefits that are payable to the severed employee under any other plan, policy, or program of ConocoPhillips relating to severance, and amounts may also be reduced in the event of willful and bad faith conduct demonstrably injurious to the Company, monetarily or otherwise.

Quantification of Severance Payments

The tables below reflect the amount of incremental compensation payable in excess of the items listed above to each of our Named Executive Officers in the event of termination of such executive’s employment other than as a result of voluntary resignation. The amount of compensation payable to each Named Executive Officer upon involuntary not-for-cause termination, for-cause termination, termination following a change-in-control (CIC) (either involuntarily without cause or for good reason) and in the event of the death or disability of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

The following tables reflect additional incremental amounts to which each of our Named Executive Officers (except for Mr. Nokes who retired in April 2006) would be entitled if their employment were terminated due to the events described above.

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.J. Mulva†
Base Salary	$3,000,000	$ —	$4,500,000	$ —	$ —
Short-term Incentive	4,050,000	—	13,350,414	—	—
Variable Cash Incentive Program	—	(2,025,000)	2,425,138	—	—
2004 — 2006 (performance period)	—	—	—	—	—
2005 — 2007 (performance period)	—	(5,487,291)	—	—	—
2006 — 2008 (performance period)	—	(2,181,188)	—	—	—
Restricted Stock/Units from prior performance	—	(2,719,710)	—	—	—
Stock Options/SARs:
Unvested and Accelerated	—	(19,499,408)	—	—	—
Incremental Pension	2,077,532	—	2,077,532	—	—
Post-employment Health & Welfare	55,429	—	86,235	—	—
Life Insurance	—	—	—	3,000,000	—
280G Tax Gross-up	—	—	9,000,689	—	—

	$9,182,961	$(31,912,597)	$31,440,008	$3,000,000	$ —

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.A. Carrig†
Base Salary	$1,390,000	$ —	$2,085,000	$ —	$ —
Short-term Incentive	1,348,300	—	3,451,116	—	—
Variable Cash Incentive Program	674,150	—	1,150,372	674,150	674,150
2004 — 2006 (performance period)	4,600,051	—	4,600,051	4,600,051	4,600,051
2005 — 2007 (performance period)	1,565,200	—	1,565,200	1,565,200	1,565,200
2006 — 2008 (performance period)	637,069	—	637,069	637,069	637,069
Restricted Stock/Units from prior performance	12,386,912	—	12,386,912	12,386,912	12,386,912
Stock Options/SARs:
Unvested and Accelerated	4,254,989	—	4,254,989	4,339,213	4,339,213
Incremental Pension	2,692,764	—	3,922,144	—	—
Post-employment Health & Welfare	16,086	—	27,499	—	—
Life Insurance	—	—	—	1,390,000	—
280G Tax Gross-up	—	—	4,448,119	—	—

	$29,565,522	$ —	$38,528,472	$25,592,596	$24,202,596

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
J.L. Gallogly†
Base Salary	$1,634,000	$ —	$2,451,000	$ —	$ —
Short-term Incentive	1,584,980	—	2,377,470	—	—
Variable Cash Incentive Program	594,368	—	594,368	594,368	594,368
2004 — 2006 (performance period)	—	—	—	—	—
2005 — 2007 (performance period)	—	—	—	1,174,560	1,174,560
2006 — 2008 (performance period)	—	—	—	686,499	686,499
Stock Options/SARs:
Unvested and Accelerated	745,892	—	745,892	813,700	813,700
Incremental Pension	1,836,731	—	2,132,788	—	—
Post-employment Health & Welfare	17,257	—	29,254	—	—
Life Insurance	—	—	—	1,634,000	—
280G Tax Gross-up	—	—	2,867,163	—	—

	$6,413,228	$ —	$11,197,935	$4,903,127	$3,269,127

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
R.L. Limbacher†
Base Salary	N/A	N/A	$2,451,000	$ —	$ —
Short-term Incentive	N/A	N/A	2,578,125	—	—
Variable Cash Incentive Program	N/A	N/A	—	—	—
2004 — 2006 (performance period)	N/A	N/A	—	—	—
2005 — 2007 (performance period)	N/A	N/A	—	1,174,560	1,174,560
2006 — 2008 (performance period)	N/A	N/A	—	686,499	686,499
Restricted Stock/Units	N/A	N/A	882,179	5,551,590	5,551,590
Stock Options/SARs:
Unvested and Accelerated	N/A	N/A	387,636	387,636	387,636
Incremental Pension	N/A	N/A	628,647	3,065,381	—
Post-employment Health & Welfare	N/A	N/A	68,315	—	—
Life Insurance	N/A	N/A	—	1,275,060	—
Outplacement Services	N/A	N/A	40,000	—	—
280G Tax Gross-up	N/A	N/A	—	—	—

	N/A	N/A	$7,035,902	$12,140,726	$7,800,285

Executive Benefits and Payments Upon Termination	Involuntary Not-for-Cause Termination (Not CIC)	For-Cause Termination	Involuntary or Good Reason Termination (CIC)	Death	Disability
W.B. Berry†
Base Salary	$1,634,000	$ —	$2,451,000	$ —	$ —
Short-term Incentive	1,584,980	—	3,754,227	—	—
Variable Cash Incentive Program	792,490	—	1,251,409	792,490	792,490
2004 — 2006 (performance period)	3,803,853	—	3,803,853	3,803,853	3,803,853
2005 — 2007 (performance period)	1,552,585	—	1,552,585	1,552,585	1,552,585
2006 — 2008 (performance period)	748,904	—	748,904	748,904	748,904
Restricted Stock/Units from prior performance	7,442,220	—	7,442,220	7,442,220	7,442,220
Stock Options/SARs:		—
Unvested and Accelerated	5,940,361	—	5,940,361	6,039,391	6,039,391
Incremental Pension	6,872,989	—	7,795,423	—	—
Post-employment Health & Welfare	17,648	—	30,426	—	—
Life Insurance	—	—	—	1,634,000	—
280G Tax Gross-up	—	—	6,780,379	—	—

	$30,390,030	$ —	$41,550,787	$22,013,443	$20,379,443

†Notes Applicable to All Termination Tables — In preparing each of the tables above, certain assumptions have been made. Benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll are not included in the amounts shown. The following additional assumptions were also made:

•

Short-Term Incentives — For the short-term incentive amounts, in the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects two times current VCIP target, while in the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects the higher of three times current VCIP target or three times the average of the prior two VCIP payouts; however, for Mr. Limbacher, who is covered under the Burlington Resources Inc. Plan, under which executives who are involuntarily terminated other than for cause within two years of the acquisition of Burlington Resources Inc. by ConocoPhillips on March 31, 2006, are entitled to a severance payment equal to three times the average of the higher of the most recent actual bonus paid and current target bonus.

•

Variable Cash Incentive Program — For the VCIP amounts, in the event of an involuntary not-for-cause termination not related to a change in control (“regular involuntary termination”), the amount reflects the employee’s pro rata current VCIP target, while in the event of an involuntary or good reason termination related to a change in control (“CIC termination”), the amount reflects the higher of the employee’s current pro rata target or the average of the prior two VCIP payouts. If the Named Executive Officer has reached retirement eligibility, the amount is only the increment between the pro rata VCIP target and or the average of the prior two VCIP payouts. Targets for VCIP are for a full year, except in the case of Mr. Gallogly, where they are prorated for the nine months employed by the Company during 2006. Mr. Limbacher was not eligible for the VCIP program in 2006.

•

Long-Term Incentives — For the performance periods related to PSP, amounts for the 2004-2006 period are shown at the payout amount that was awarded in February 2007, while amounts for other periods are prorated to reflect the portion of the performance period completed by the end of 2006. For the PSP awards, for restricted stock and restricted stock units, amounts reflect the closing price of ConocoPhillips common stock at the end of 2006 ($71.95 on December 29, 2006).

•

Stock Options — For stock options, amounts reflect intrinsic value as if the options had been exercised on December 29, 2006, but only with regard to options that the executive would have retained for the specific termination event.

•

Incremental Pension Values — For the incremental pension value, the amounts reflect the single sum value of the increment due to an additional two years of age and service with associated pension compensation in the event of regular involuntary termination (three years in the event of a CIC termination) regardless of whether the value is provided directly through a defined benefit plan or through the relevant severance plan. Executives over the age of 60 will not generally receive an increased incremental pension value from such additional age and service because it would be offset by the normal value under the Company’s defined benefit plans at such age. Due to the change in control that occurred for Burlington Resources Inc. employees in connection with that company’s acquisition in 2006 by ConocoPhillips, Mr. Limbacher is covered under various Burlington Resources Inc. plans and programs that have change in control provisions, rather than under the regular ConocoPhillips plans and programs that have change in control provisions. Amounts shown for Mr. Limbacher assume that if he were terminated at the end of 2006 other than for cause, he would have received benefits protected by the Burlington Resources Inc. change in control provisions. For Mr. Limbacher, the incremental pension value shown in the event of death is due to survivor benefit coverage of 2.5 times salary (less $50,000) with a tax gross-up paid over 30 months.

•

280G Tax Gross-up — Each Named Executive Officer is entitled, under the relevant change in control plan, to an associated “excise tax gross-up” to the extent any change in control payment triggers the golden parachute excise tax provisions under Section 4999 of the Internal Revenue Code (within certain limitations). The following material assumptions were used to estimate executive excise taxes and associated tax gross-ups:

•	Equity and PSP awards were valued at the average of the high and the low of the Company’s stock price on December 29, 2006 of $72.21;

•	Options are assumed exchanged and valued using a Black-Scholes-Merton-based option methodology;

•	Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Treas. Reg. Section 1.280G-1 Q&A 24(c); and

•	Calculations assume certain performance-based pay such as PSP awards and pro rata bonus payments are reasonable compensation for services rendered prior to the CIC.

Non-Employee Director Compensation

The primary elements of our non-employee director program consist of an equity compensation program and a cash compensation program.

Objectives and Principles

Compensation for directors is reviewed annually by the Committee on Directors’ Affairs with the assistance of such third-party consultants as the Committee deems advisable, and set by action of the Board of Directors. The Board’s goal in designing directors’ compensation is to provide a competitive package that will enable it to attract and retain highly skilled individuals with relevant experience and that reflects the time and talent required to serve on the board of a complex, multinational corporation. The Board seeks to provide sufficient flexibility in the form of delivery to meet the needs of different individuals while ensuring that a substantial portion of directors’ compensation is linked to the long-term success of ConocoPhillips. In furtherance of ConocoPhillips’ commitment to be a socially responsible member of the communities in which it participates, the Board believes that it is appropriate to extend ConocoPhillips’ matching gift program to charitable contributions made by individual directors and to provide a charitable gift program the proceeds of which are contributed at the designation of individual directors, each as more fully described below.

Equity Compensation

Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $120,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of Company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board.

ConocoPhillips’ grants issued prior to 2005 had restrictions that lapsed after three years from the date of grant or in the earlier event of retirement, disability, death, or upon a change of control. Settlement for grants before 2005 could be delayed at the election of the director and settled in either cash or stock, also at the election of the director. For grants that remained unvested at the beginning of 2005, directors were allowed to make an election prior to March 15, 2005, to set the time of settlement and whether settlement was to be in a lump sum or over a period of years. Restricted stock units granted to directors who are not from the United States may have modified terms to comply with laws and tax rules that apply to them. Thus, the restricted stock units granted to Messrs. Auchinleck and Norvik lapse only in the event of retirement, death, or loss of office.

Cash Compensation

All non-employee directors receive $100,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

•	Director presiding over meetings of the non-employee directors — $25,000

•	Chair of the Audit and Finance Committee — $20,000

•	Chair of the Compensation Committee — $15,000

•	Chair of the other committees — $10,000

•	All other Audit and Finance Committee members — $7,500

All cash fees are payable monthly. Directors may elect, on an annual basis, to receive all or part of their cash compensation in unrestricted stock or in restricted stock units (such unrestricted stock or restricted stock units are issued on the last business day of the month valued using the average of the high and the low market prices of our common stock on such date), or to have the amount credited to the director’s deferred compensation account. All restrictions placed on stock units granted in lieu of cash compensation lapse in the event of retirement, disability, death, or upon a change of control, unless the director has elected to receive the shares after a stated period of time. Directors forfeit the units if, prior to the lapse of restrictions, the Board finds sufficient cause for forfeiture (although no such finding can be made after a change of control). Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. When restrictions lapse, directors will receive unrestricted shares of Company stock as settlement of the restricted stock units, but, in the event of a change of control, settlement is not made until the director separates from service with the Board. Due to differences in the tax laws of other countries, the Board, at its July 1, 2003 meeting approved modification of the compensation for directors who are taxed under the laws of other countries. Effective in 2004, Canadian directors (then and currently, Mr. Auchinleck) were able to elect to receive cash compensation either in cash or in restricted stock units, redeemable only upon retirement, death, or loss of office. Effective in 2007, Norwegian directors (currently Mr. Norvik) receive compensation that would otherwise have been received as cash, in the form of restricted stock units.

Deferral of Compensation

Directors can elect to defer their cash compensation into the Deferred Compensation Program for Non-Employee Directors of ConocoPhillips (Director Deferral Plan). Deferred amounts are deemed to be invested in various mutual funds and similar investment choices (including ConocoPhillips common stock) selected by the director from a list of investment choices available under the Director Deferral Plan. Mr. Auchinleck (from Canada) and Mr. Norvik (from Norway) do not have the opportunity to defer cash compensation in this manner.

Compensation deferred prior to January 1, 2003, by former directors of Conoco and Phillips, continues to be deferred and is deemed to be invested in various mutual funds as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003, and by former directors of Phillips prior to January 1, 2003, may be funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003, is not funded.

Charitable Gift Programs

On July 1, 2003, the Board adopted a charitable gift program for directors. This program allows eligible directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Directors are vested in the program after one year of service. Donations will be payable over five years following the death of the director. These programs may be funded through the purchase of life insurance policies on the lives of the directors. The Company is the owner and beneficiary of all insurance policies purchased to fund the programs.

Directors’ Matching Gift Program

All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program. This provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal, or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of the United States or meet similar requirements under the applicable law of other countries.

Perquisites

The Board believes that it is important for spouses/significant others of directors and executive officers to attend certain meetings to enhance the collegiality of the Board. The cost of such attendance is treated by the Internal Revenue Service as income, and as such is taxable to the recipient. The Board believes that such costs are expenses of creating a collegial environment that enhances the effectiveness of the Board and so it reimburses directors for the cost of resulting income taxes. Amounts are contained in the “All Other Compensation” column representing this reimbursement.

Stock Ownership

Directors are expected to own as much stock as the amounts of the annual equity grants during their first five years on the Board. Directors are expected to reach this level of target ownership within five years of joining the Board. Actual shares of stock, restricted stock, or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

The Non-Employee Director Compensation Table beginning on page 61, together with the accompanying narrative disclosures and footnotes, provide information concerning total compensation paid to our Non-Employee Directors. However, further explanation is necessary to transparently show how the programs, processes and decisions described within the foregoing discussion of our Non-Employee Director Compensation programs are reflected in the Non-Employee Director Compensation Table.

SUPPLEMENT TO NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Cash Compensation	Grant Date Value of Stock Awards by Board in 2006	Total Cash and Stock Awarded in 2006	FAS 123(R) and Other Accruals on Prior Stock Awards	All Other Compensation	Total Compensation per Non-Employee Director Compensation Table
R.L. Armitage	$83,333	$20,000	$103,333	$10	$ —	$103,343
R.H. Auchinleck	107,500	120,000	227,500	180,761	49,647	457,908
N.A. Augustine	115,000	120,000	235,000	262,558	58,391	555,949
J.E. Copeland, Jr.	115,833	120,000	235,833	256,869	70,986	563,688
K.M. Duberstein	135,000	120,000	255,000	180,330	54,276	489,606
R.R. Harkin	100,000	120,000	220,000	170,017	50,342	440,359
L.R. Horner	50,000	100,000	150,000	176,823	69,781	396,604
C.C. Krulak	100,000	120,000	220,000	178,166	53,770	451,936
H.W. McGraw III	100,000	120,000	220,000	2,433	48,342	270,775
H.J. Norvik	105,625	120,000	225,625	2,433	48,342	276,400
W.K. Reilly	100,000	120,000	220,000	170,213	48,342	438,555
W.R. Rhodes	100,000	120,000	220,000	170,017	54,153	444,170
J.S. Roy	100,000	120,000	220,000	167,219	69,024	456,243
B.S. Shackouls	83,333	20,000	103,333	10	97,264	200,607
V.J. Tschinkel	110,000	120,000	230,000	259,927	50,108	540,035
K.C. Turner	107,500	120,000	227,500	242,755	84,624	554,879
W.E. Wade, Jr.	83,333	20,000	103,333	10	48,342	151,685

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table and accompanying narrative disclosures provide information concerning total compensation paid to the non-employee directors of ConocoPhillips in 2006 (for compensation paid to our sole employee director, Mr. Mulva, please see our Executive Compensation Tables beginning on page 34).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
R.L. Armitage	$83,333	$20,010	$ —	$ —	$ —	$ —	$103,343
R.H. Auchinleck	107,500	300,761	—	—	—	49,647	457,908
N.A. Augustine	115,000	382,558	—	—	—	58,391	555,949
J.E. Copeland, Jr.	115,833	376,869	—	—	—	70,986	563,688
K.M. Duberstein	135,000	300,330	—	—	—	54,276	489,606
R.R. Harkin	100,000	290,017	—	—	—	50,342	440,359
L.R. Horner(5)	50,000	276,823	—	—	—	69,781	396,604
C.C. Krulak	100,000	298,166	—	—	—	53,770	451,936
H.W. McGraw III	100,000	122,433	—	—	—	48,342	270,775
H.J. Norvik	105,625	122,433	—	—	—	48,342	276,400
W.K. Reilly	100,000	290,213	—	—	—	48,342	438,555
W.R. Rhodes	100,000	290,017	—	—	—	54,153	444,170
J.S. Roy	100,000	287,219	—	—	—	69,024	456,243
B.S. Shackouls	83,333	20,010	—	—	—	97,264	200,607
V.J. Tschinkel	110,000	379,927	—	—	—	50,108	540,035
K.C. Turner	107,500	362,755	—	—	—	84,624	554,879
W.E. Wade, Jr.	83,333	20,010	—	—	—	48,342	151,685

(1)	Reflects annual cash compensation of $100,000 payable to each non-employee director. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

°	Chair of the Audit and Finance Committee — $20,000
°	Chair of the Compensation Committee — $15,000
°	Chair of the other committees — $10,000
°	Director presiding over meetings of non-employee directors — $25,000
°	All other Audit and Finance Committee members — $7,500

Messrs. Armitage, Shackouls and Wade became directors on March 31, 2006 and, therefore, received a pro-rated portion of cash compensation. Amounts shown in the Fees Earned or Paid in Cash column include any amounts that were voluntarily deferred to the Directors’ Deferred Compensation Plan, received in ConocoPhillips common stock, or received in restricted stock units.

(2)	Value reported determined in accordance with FAS 123(R). Under our Non-Employee Director compensation program, non-employee directors receive an annual grant of restricted stock units with an aggregate value of $120,000 on the date of grant based on the average of the high and low price for our common stock on such date. Shares with a value of $100,000 were granted on January 15, 2006 to all persons who were directors on that date. Messrs. Armitage, Shackouls and Wade became directors on March 31, 2006, and, therefore, did not receive the January grant. At its October 2006 meeting, our Board of Directors approved an increase in the aggregate value of the annual grant of restricted stock units to non-employee directors by $20,000. The increase in restricted stock units for 2006 was awarded on November 1, 2006.

(3)	The following table reflects, for each director, the aggregate number of stock awards outstanding as of December 31, 2006. Although ConocoPhillips compensation programs for non-employee directors have not historically included stock options, certain directors below acquired options as directors of predecessor companies which converted to options to purchase ConocoPhillips stock.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
R.L. Armitage	—	—	—	—	—	334
R.H. Auchinleck	—	—	—	—	—	30,564
N.A. Augustine	—	—	—	—	—	47,038
J.E. Copeland, Jr.	—	—	—	—	—	10,728
K.M. Duberstein	4,014 —	— —	— —	29.9337 —	6/1/2010 —	— 31,019
R.R. Harkin	3,650 4,116 4,014 —	— — — —	— — — —	24.5884 29.0785 29.9337 —	10/20/2008 6/1/2009 6/1/2010 —	— — — 14,716
L.R. Horner	—	—	—	—	—	8,007
C.C. Krulak	4,014 —	— —	— —	29.9337 —	6/1/2010 —	— 21,388
H.W. McGraw III	—	—	—	—	—	4,016
H.J. Norvik	—	—	—	—	—	2,021
W.K. Reilly	—	—	—	—	—	29,838
W.R. Rhodes	3,650 4,116 4,014 —	— — — —	— — — —	24.5884 29.0785 29.9337 —	10/20/2008 6/1/2009 6/1/2010 —	— — — 13,141
J.S. Roy	—	—	—	—	—	13,544
B.S. Shackouls	1,586 59,721 61,308 —	— — — —	— — — —	62.9925 62.9925 62.9925 —	3/31/2009 3/31/2009 3/31/2009 —	— — — 334
V.J. Tschinkel	—	—	—	—	—	42,760
K.C. Turner	—	—	—	—	—	33,678
W.E. Wade, Jr.	14,425 5,770 5,770 5,770 5,770 —	— — — — — —	— — — — — —	13.2370 14.4415 16.6528 22.8640 34.3454 —	3/31/2009 3/31/2009 3/31/2009 3/31/2009 3/31/2009 —	— — — — — 857

(4)	Includes the amounts attributable to the following:

Name	Tax Reimbursement Gross-Up(a)	Personal Use of Company Aircraft(b)	Director Charitable Gift Program(c)	Matching Gift Amounts(d)	Total
R.L. Armitage	$ —	$ —	$ —	$ —	$ —
R.H. Auchinleck	1,305	—	48,342	—	49,647
N.A. Augustine	5,049	—	48,342	5,000	58,391
J.E. Copeland, Jr.	7,644	—	48,342	15,000	70,986
K.M. Duberstein	5,934	—	48,342	—	54,276
R.R. Harkin	—	—	48,342	2,000	50,342
L.R. Horner	6,439	—	48,342	15,000	69,781
C.C. Krulak	5,428	—	48,342	—	53,770
H.W. McGraw III	—	—	48,342	—	48,342
H.J. Norvik	—	—	48,342	—	48,342
W.K. Reilly	—	—	48,342	—	48,342
W.R. Rhodes	5,811	—	48,342	—	54,153
J.S. Roy	5,682	—	48,342	15,000	69,024
B.S. Shackouls	20,216	28,706	48,342	—	97,264
V.J. Tschinkel	766	—	48,342	1,000	50,108
K.C. Turner	1,874	24,408	48,342	10,000	84,624
W.E. Wade, Jr.	—	—	48,342	—	48,342

(a)	The amounts shown are for payments by the Company relating to certain taxes incurred by the director. These primarily occur when the Company requests spouses or other guests to accompany the director to Company functions, including Board and Committee meetings, and as a result, the director is deemed to make a personal use of Company assets (for example, when a spouse accompanies a director on a Company aircraft). In such circumstances, if the director is imputed income in accordance with the applicable tax laws, the Company will generally reimburse the director for the increased tax costs.

(b)	The amounts shown represent the approximate incremental cost to ConocoPhillips for personal use of the aircraft, including travel for any family member or guest. Approximate incremental cost has been determined by calculating the variable costs for each aircraft during 2006, dividing that amount by the total number of miles flown by that aircraft in 2006, and multiplying the result by the miles flown for personal use during 2006.

(c)	The Company maintains a Director Charitable Gift Program. This program allows an eligible director to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon his or her death. Donations will be payable over five years following the death of the director. A director becomes vested in the program after one year of service on the Board, and, therefore, all of the directors except Messrs Armitage, Shackouls, and Wade are eligible. ConocoPhillips also maintains similar programs with regard to directors of companies that it has acquired, including, most recently, Burlington Resources Inc. Messrs. Shackouls and Wade are eligible under the Burlington Resources Inc. program (and will not become eligible under the regular ConocoPhillips program). While eligibility, time of payment, and other provisions may differ under these programs, each has the same general purpose of allowing directors to designate charities and tax-exempt educational institutions to receive a donation from the Company of up to $1 million upon the director’s death. The approximate incremental cost to the Company of the program was calculated by amortizing the $1 million obligation for each eligible director over the period of time from first becoming eligible until final payout of the obligation (using a mortality assumption of age 82 for each director). The amounts shown above are for each eligible director’s proportionate share of the approximate incremental cost to the Company of the program. Due to insurance policies in place with respect to certain of our directors and other factors, the actual incremental cost may vary among directors. Mr. Mulva is also eligible for the Director Charitable Gift Program. Information on the value of his share is shown on the Summary Compensation Table on page 34 and the notes to that table. For 2006, the ConocoPhillips Director Charitable Gift Program and all of the similar programs of acquired companies that are maintained by the Company had 62 eligible directors or former directors, with a total approximate incremental cost of $3 million.

(d)	The Company maintains a Matching Gift Program under which certain gifts by directors to qualified educational institutions are matched. For directors, the program matches up to $15,000 with regard to each program year. Administration of the program can cause more than $15,000 to be paid in a single fiscal year of the Company, due to processing claims from more than one program year in that single fiscal year. The amounts shown are for the actual payments by the Company in 2006. Mr. Mulva is eligible for the Program as an executive of the Company, rather than as a director. Information on the value of matching gifts for him is shown on the Summary Compensation Table on page 34 and the notes to that table.

(5)	Mr. Horner retired from the Board on May 10, 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about ConocoPhillips’ common stock that may be issued under all existing equity compensation plans as of December 31, 2006:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders(1)	8,633,122	(3)	$52.45	61,144,635	(4)
Equity compensation plans not approved by security holders	—		—	—

Total	8,633,122		$52.45	61,144,635

(1)	Includes awards issued from the 2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips, which was approved by stockholders on May 5, 2004.

(2)	Excludes (a) options to purchase 49,835,529 shares of ConocoPhillips common stock at a weighted average price of $27.43, (b) 4,160,711 restricted stock units, and (c) 87,866 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. These awards, which were excluded from the above table, were issued from the 1998 Stock and Performance Incentive Plan of ConocoPhillips, the 1998 Key Employee Stock Performance Plan of ConocoPhillips, the 2002 Omnibus Securities Plan of Phillips Petroleum Company, the Omnibus Securities Plan of Phillips Petroleum Company, the Phillips Petroleum Company Stock Plan for Non-Employee Directors, the Incentive Compensation Plan of Phillips Petroleum Company, the 1998 and 2001 Global Performance Sharing Plans of Conoco, the 1993 Burlington Resources Inc. Stock Incentive Plan, the Burlington Resources Inc. 1997 Employee Stock Incentive Plan, the Burlington Resources Inc. 2002 Stock Incentive Plan, the Burlington Resources Inc. 1992 Stock Option Plan for Non-Employee Directors, the Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors, and The Louisiana Land and Exploration Company 1988 Long Term Stock Incentive Plan. Upon consummation of the merger, all outstanding options to purchase common stock and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase, or rights to receive, shares of ConocoPhillips common stock. No additional awards may be granted under the aforementioned plans.

(3)	Includes an aggregate of 61,824 restricted stock units issued in payment of annual awards and dividend equivalents which were reinvested with regard to existing awards received annually, and 20,560 restricted stock units issued in payment of dividend equivalents with regard to fees that were deferred in the form of stock units under our deferred compensation arrangements for non-employee members of the Board of Directors of ConocoPhillips, or, assumed in connection with the merger for services performed as a non-employee member of the Board of Directors for either Conoco or Phillips. Also includes 32,503 restricted stock units issued in payment of dividend equivalents reinvested with respect to an off-cycle award made to Mr. Mulva. Further includes 4,932 restricted stock units issued with respect to an option gain deferral election made by a retired Conoco executive pursuant to a heritage Conoco plan assumed in connection with the merger. Dividend equivalents were credited under the 2004 Omnibus Stock and Performance Incentive Plan during the time period from May 5, 2004 to December 31, 2006. Also includes 37,800 restricted stock units issued in payment of a long-term incentive award for Mr. Mulva. In addition, 2,216,692 restricted stock units that are eligible for cash dividend equivalents were issued to U.S. and U.K. payrolled employees residing in the United States or the United Kingdom at the time of the grant; 714,529 restricted stock units that are not eligible for cash dividend equivalents due to legal restrictions were issued to non-U.S. or non-U.K. payrolled employees and U.S. or U.K. payrolled employees residing in countries other than the United States or United Kingdom at the time of the grant. Both awards vest over a period of five years, the restrictions lapsing in three equal annual installments beginning on the third anniversary of the grant date. Includes 1,445,601 restricted stock units issued to executives on February 10, 2006. These restricted stock units have no voting rights, are eligible for cash dividend equivalents and have restrictions on transferability that last until separation of service from the company. In addition, 27,197 restricted stock units that are not eligible for cash dividend equivalents were issued as retention bonuses; the awards vest over a period of three years, with the restrictions lapsing in three equal annual installments beginning on the first anniversary of the grant dates. Further included are 4,071,484 nonqualified stock options with a term of 10 years, which become exercisable in three equal annual installments beginning on the first anniversary of the grant date.

(4)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units, and performance shares. Under the 2004 Omnibus Stock and Performance Incentive Plan, no more than 40,000,000 shares of common stock may be issued for incentive stock options (none have been) and no more than 40,000,000 shares of common stock may be issued with respect to stock awards (4,760,681 have been issued with 35,239,319 available for future issuance).

Stock Ownership

Holdings of Major Stockholders

The following table sets forth information regarding persons whom we know to be the beneficial owners of more than 5 percent of our issued and outstanding common stock (as of the date of such stockholder’s Schedule 13G filing with the SEC):

	Common Stock
Name and Address	Number of Shares	Percent of Class
Barclays Global Investors, NA(1) 45 Fremont Street San Francisco, California 94105	88,435,463	5.38%

Vanguard Fiduciary Trust Company(2) 500 Admiral Nelson Blvd. Malvern, Pennsylvania 19355	109,592,042	6.66%

(1)	Based on a Schedule 13G filed with the SEC on January 23, 2007, by Barclays Global Investors, NA, on behalf of itself, Barclays Global Fund Advisors, Barclays Global Investors, LTD., Barclays Global Investors Japan Limited and Barclays Global Investors Japan Trust and Banking Company Limited. The shares reported are held in trust accounts for the economic benefit of the beneficiaries of these accounts.

(2)	Based on a Schedule 13G filed with the SEC on February 5, 2007, by Vanguard Fiduciary Trust Company, in its capacity as trustee for ConocoPhillips’ Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan, and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips’ Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

Securities Ownership of Officers and Directors

The following table sets forth the number of shares of our common stock beneficially owned as of March 1, 2007, by each ConocoPhillips Director, by each Named Executive Officer and by all of our Directors and Executive Officers as a group. Together these individuals beneficially own less than one percent (1%) of our common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of our Directors and Executive Officers under various compensation and benefit plans. For purposes of this table, shares are considered to be “beneficially” owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of March 1, 2007.

	Number of Shares or Units
Name of Beneficial Owner	Total Common Stock Beneficially Owned		Restricted/Deferred Stock Units(1)	Options Exercisable Within 60 Days(2)
Richard L. Armitage	300		2,249	—
Richard H. Auchinleck	5,656		31,029	—
Norman R. Augustine	22,814		46,834	—
William B. Berry	128,661		150,162	561,527
John A. Carrig	218,376		269,570	506,962
James E. Copeland, Jr.	21,369		13,015	—
Kenneth M. Duberstein	12,945		26,530	4,014
James L. Gallogly	25,781		—	29,139
Ruth R. Harkin	10,202	(3)	16,978	11,780
Charles C. Krulak	2,524		20,912	4,014
Randy L. Limbacher	124,242		—	72,126
Harold W. McGraw, III	1,000		6,210	—
James J. Mulva	624,508		1,977,868	6,354,007
Jim W. Nokes(4)	107,729		140,241	1,355,299
Harald J. Norvik	—		4,220	—
William K. Reilly	6,159		25,780	—
William R. Rhodes	49,442		15,137	11,780
J. Stapleton Roy	2,387		13,410	—
Bobby S. Shackouls	94,005		2,249	122,616
Victoria J. Tschinkel	17,155	(5)	41,025	—
Kathryn C. Turner	12,219		31,784	—
William E. Wade, Jr.	2,242	(6)	2,904	37,505
Directors and Executive Officers as a Group (25 Persons)(7)	1,581,726		3,113,353	8,940,563

(1)	Includes restricted or deferred stock units that may be voted or sold only upon passage of time.

(2)	Includes beneficial ownership of shares of common stock which may be acquired within 60 days of March 1, 2007 through stock options awarded under compensation plans.

(3)	Includes 46 shares of common stock owned by Ms. Harkin’s daughter.

(4)	Reflects ownership information as of Mr. Nokes’ retirement date, April 30, 2006.

(5)	Includes 171 shares of common stock owned by the Erica Tschinkel Trust and 13,067 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

(6)	Includes 367 shares of common stock owned by the Wade Family Trust.

(7)	Excludes shares owned by Mr. Nokes, who retired April 30, 2006 and is no longer an executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10 percent of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file. To ConocoPhillips’ knowledge, based solely upon a review of the copies of such reports furnished to it and written representations of its officers and directors, during the year ended December 31, 2006, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis, except as follows: Due to an administrative error, one Form 4 reporting one transaction was filed late on behalf of each of Messrs. Auchinleck, Augustine, Copeland, Duberstein, Horner, Krulak, McGraw, Norvik, Reilly, Rhodes and Roy and Ms. Harkin, Tschinkel and Turner. The initial Form 3 filed on behalf of Mr. Shackouls inadvertently omitted one holding and was subsequently amended. A Form 4 reporting one transaction was filed late on behalf of Mr. Wade as a result of delayed notification from the financial manager of the trust that effected the transaction. A Form 4 filed on behalf of Mr. Nokes omitted the withholding of stock units to satisfy the tax liability associated with one reported transaction, and was subsequently amended.

Audit and Finance Committee Report

The Audit and Finance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) assists the Board in fulfilling its responsibility to provide independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee currently comprises four non-employee directors. The Board has determined that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and expertise. The Board has determined that at least one member, James E. Copeland, Jr., is an audit committee financial expert as defined by the SEC. The responsibilities of the Audit Committee are as set forth in the written charter adopted by ConocoPhillips’ Board of Directors and last amended on February 4, 2005, and which is available on our website www.conocophillips.com under the caption “Corporate Governance.” One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight of the integrity of the Company’s financial statements. The following report summarizes certain of the Committee’s activities in this regard during the year 2006.

Review with Management. The Audit Committee has reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2006, included therein.

Discussions with Independent Registered Public Accounting Firm. The Audit Committee has discussed with Ernst & Young LLP, independent registered public accounting firm for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from ConocoPhillips.

Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2006.

THE CONOCOPHILLIPS AUDIT AND FINANCE COMMITTEE

James E. Copeland, Jr., Chairman

Richard H. Auchinleck

Harald J. Norvik

Kathryn C. Turner

Proposal to Ratify the Appointment of Ernst & Young LLP

(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2007. The Audit and Finance Committee has appointed Ernst & Young to serve as independent registered public accounting firm.

What services does the independent registered public accounting firm provide?

Audit services of Ernst & Young for fiscal year 2006 included an audit of our consolidated financial statements, an audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain services related to the consolidated quarterly reports and annual and other periodic reports and other services as described in the next question. In connection with the audit of the 2006 financial statements, we entered into an engagement agreement with Ernst & Young that sets forth the terms by which Ernst & Young will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

How much was the independent registered public accounting firm paid for 2006 and 2005?

Ernst & Young’s fees for professional services totaled $21.8 million for 2006 and $15.0 million for 2005. Ernst & Young’s fees for professional services included the following:

•

Audit Services — Fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, accounting consultations, and Sarbanes-Oxley Section 404 attest services, were $19.3 million in 2006 and $12.8 million in 2005.

•

Audit-Related Services — Fees for audit-related services, which consisted of audits in connection with proposed or consummated dispositions, benefit plan audits, other subsidiary audits, special reports, and accounting consultations were $1.8 million in 2006 and $1.6 million in 2005.

•	Tax Services — Fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $0.7 million in 2006 and $0.6 million in 2005.

•	Other Services — Fees for other services were negligible in both 2006 and 2005.

The Audit and Finance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded that they did not.

The Audit and Finance Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by Ernst & Young to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit and Finance Committee in approving services to ensure that Ernst & Young’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Ernst & Young must be pre-approved by the Audit and Finance Committee. The Audit and Finance Committee has delegated to the Chair and one other member of the Committee the authority to approve permitted services. Such approval must be reported to the entire Committee at the next scheduled meeting.

Will a representative of Ernst & Young be present at the meeting?

Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Finance Committee will reconsider the appointment.

What does the Board recommend?

THE AUDIT AND FINANCE COMMITTEE RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2007.

Stockholder Proposal:

Corporate Political Contributions

(Item 3 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the Nathan Cummings Foundation. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of the Nathan Cummings Foundation are printed below verbatim from its submission.

What is the Proposal?

The Nathan Cummings Foundation has submitted the following proposal:

Corporate Political Contributions

Resolved, that the shareholders of ConocoPhillips (“Conoco”) hereby request that the Company provide a report, updated semi-annually, disclosing Conoco’s:

1.	Policies and procedures for political contributions and expenditures (both direct and indirect) made with corporate funds.
2.	Monetary and non-monetary political contributions and expenditures not deductible under section 162 (e)(1)(B) of the Internal Revenue Code, including but not limited to contributions to or expenditures on behalf of political candidates, political parties, political committees and other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code and any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution if made directly by the corporation would not be deductible under section 162 (e)(1)(B) of the Internal Revenue Code. The report shall include the following:
a.	An accounting of Conoco’s funds that are used for political contributions or expenditures as described above;
b.	Identification of the person or persons in Conoco who participated in making the decisions to make the political contribution or expenditure; and
c.	The internal guidelines or policies, if any, governing Conoco’s political contributions and expenditures.

The report shall be presented to the board of directors’ audit committee or other relevant oversight committee and posted on the company’s website to reduce costs to shareholders.

Supporting Statement

As long-term shareholders of Conoco, we support transparency and accountability in corporate spending on political activities. These activities include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of a federal, state or local candidate.

According to www.fecinfo.com, Conoco contributed at least $172,000 in soft money during the 2003-04 election cycle. However, its payments to trade associations used for political activities are un-disclosed. Disclosure is in the best interest of Conoco’s shareholders. Absent a system of accountability, company assets can be used for policy objectives that are not shared by and may be inimical to the interests of Conoco and its shareholders.

Trade Associations engage in political activity that may support or conflict with Conoco’s positions on important issues like climate change. For example, Conoco has committed to taking action to expand its business planning processes to address greenhouse gas emissions and to develop greenhouse gas targets for its operations. In contrast, the National Association of Manufacturers (NAM) — one of the largest trade associations in the United States — continues to take a strong position against action on climate change. Without disclosure, it is impossible for shareholders to know whether Conoco is a member of NAM, and if so whether Conoco’s payments to NAM are used for political purposes that conflict with company positions.

Relying on publicly available data does not provide a complete picture of political expenditures. Conoco’s Board and shareholders need complete disclosure to be able to fully evaluate the political use of corporate assets.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board has considered this proposal and believes that adoption of this resolution is unnecessary and would not be in the best interests of ConocoPhillips or its shareholders.

We continuously make efforts to provide our shareholders useful information about our political activities and have recently posted the Company’s Policies and Procedures for Political Related Activities on our Web site at www.conocophillips.com. We have also begun providing information on our Web site regarding political contributions to candidates. In addition, ConocoPhillips complies with all disclosure requirements pertaining to political contributions under federal, state and local laws and regulations. These disclosures provide ample public information about the Company’s political contributions, as demonstrated by the Proponent’s reference to figures on political contributions previously made by ConocoPhillips.

In addition, our candidate contributions are reported regularly to, and overseen by, Company senior management and the Public Policy Committee of the Board. Independent audits of the Company and Spirit PAC’s political giving are performed each year.

The Board believes it has a responsibility to shareholders and employees to be engaged in the political process to both protect and promote their shared interests. The Board believes it is in the best interest of shareholders to support the legislative process by making corporate political contributions prudently to political organizations when such contributions are consistent with business objectives and are permitted by federal, state and local laws. The Board also believes in making the Company’s political contributions transparent to interested parties.

The Board believes that disclosure of dues paid to trade associations who engage in political activity would risk misrepresenting the Company’s political activity. ConocoPhillips’ sole purpose in joining trade associations, like the National Association of Manufacturers, is not for political purposes, nor does the Company agree with all positions taken by trade associations on issues. In fact, the Company publicly acknowledges that it does take contrary positions from time to time. The greater benefits ConocoPhillips receives from trade association membership are the general business, technical and industry standard setting expertise these organizations provide.

ConocoPhillips has adopted and published its Policies and Procedures for Political Related Activities, made available information on this Web site regarding political contributions to candidates, and complies with laws regarding disclosure of political giving; therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Global Warming — Renewables

(Item 4 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Catholic Healthcare West. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Catholic Healthcare West are printed below verbatim from its submission.

What is the Proposal?

Catholic Healthcare West has submitted the following proposal:

Global Warming — Renewables

WHEREAS:

Due to the international requirements of the Kyoto Protocol, ConocoPhillips is facing unprecedented pressure to reduce emissions and meet clean energy demands, and growing public pressure to make significant emissions reductions.

To avoid the most dangerous impacts of climate change, experts believe that we must hold CO2 emissions at or near 2004 levels for the next 50 years. Some governments are implementing ambitious reduction targets, driving the demand for renewables. For example, California and New Mexico have plans to reduce greenhouse-gas emissions from 75 to 80% by 2050; the U.K., 60% by 2050. Thirty-eight states, provinces or countries have adopted renewable portfolio standards, and 49 countries have adopted targets for the electricity share provided by renewable sources.

In July 2006, the E.U. overwhelmingly approved a jet fuel tax on flights within member nations, which could potentially reduce demand.

Failure to reduce operational emissions, or to offer low-carbon products may result in the purchase of expensive carbon credits even as competitors are generating new revenue sources through the sale of excess credits.

Renewables are the fastest growing segment of the energy market. In the past ten years, wind energy worldwide has grown by around 28% per annum. President Bush said that wind energy could provide 20% of the country’s electricity supply. In 2006, US photovoltaic installations grew by 20% over 2005, among the highest growth rates in the world due to new federal and state programs to stimulate demand.

Two of our main international competitors, Royal Dutch Shell and BP, have significant renewable energy divisions. Shell is investing US $500,000 - $1 billion in new energy technologies over a five-year period. BP has been in the solar business since 2002, realizing its first profit in 2004 and currently enjoying a 20% worldwide market share. It plans to invest $8 billion in alternative and renewable energy businesses over a 10-year period.

Today’s 10,000 MW of wind power used in the U.S. displaces the equivalent of 3.5% of the natural gas used nationwide to generate electricity.

The Department of Energy estimates that by 2015, U.S. photovoltaic capacity will displace the emission of 10 million metric tons per year of CO2 emissions.

RESOLVED: Shareholders request the Board to prepare a report (at reasonable cost and omitting proprietary information) by September 1, 2007 explaining how the company will respond to rising regulatory, competitive and public pressure to significantly develop renewable energy sources.

Supporting Statement

ConocoPhillips’ Baseline Sustainable Development Report states — “We plan to continue to develop technology options with the potential to enable renewable energy and in particular, renewable fuels.” Yet the company’s portfolio currently includes no investments in renewable energy projects, nor has our company told investors how it intends to meet growing regulatory pressures for renewable energy.

Supporting this resolution will indicate shareholder desire for full disclosure of the company’s strategy to meet growing demand for diversified energy sources and to remain competitive in increasingly carbon-constrained energy markets.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

ConocoPhillips understands the importance of renewable energy and, consistent with our positions on sustainable development and climate change, is committed to evaluating and developing technologies for renewable energy. In this regard, we are leveraging our expertise, intellectual property and physical assets in pursuit of economically-viable renewable energy business opportunities.

ConocoPhillips has expressed tangible commitment to our role in development of renewable sources of energy. For example, we recently announced that, beginning in 2007, we will increase research and development spending on technology, such as renewables, carbon sequestration and alternative forms of energy, by 50 percent to more than $150 million annually.

In this regard, ConocoPhillips provides significant support for research and development efforts related to carbon dioxide emissions mitigation in all aspects of our business and in developing carbon capture and storage opportunities on a global basis. We have provided significant funding to many industry consortium efforts relating to carbon capture and storage including the Carbon Capture Project, the Co2ReMoVe and Cachet projects, the Australian CO2CRC project, and the US Department of Energy Regional Partnerships.

We realize the importance of communicating with our stakeholders about the important issues of renewable fuel development. Beginning in 2005, we published our first Sustainable Development Report, which is updated biannually. This report is a compilation of our company policies, business activities, and progress to date in meeting our sustainable development commitments, and is available on our website. We plan to augment the 2007 report and subsequent updates with information on recent developments in renewable energy. The report will also outline our sustainability strategies going forward.

We also continue to update stakeholders on our progress related to climate change on a project-by-project basis through press releases. For instance, on January 9, 2007, Governor Schwarzenegger announced he would establish a groundbreaking low carbon fuel standard in California. By 2020 the standard would reduce the carbon intensity of California’s passenger vehicle fuels by at least 10 percent. This first-of-its kind standard would support AB 32 emissions targets as part of California’s overall strategy to fight global warming. Simultaneously, ConocoPhillips publicly announced that it is committed to working with the Governor on a plan to help achieve the goals outlined in his announcement.

In addition to the foregoing, ConocoPhillips continues to meet with community members to discuss energy issues, including renewable sources of energy. We talk openly in these meetings about the company’s actions toward renewable energy and climate change mitigation including issues like energy efficiency, biofuels and environmental stewardship.

The Board believes that the Company provides, and will continue to provide, extensive disclosures regarding its commitment to, and development of, renewable sources of energy and, therefore, recommends that you vote AGAINST this proposal.

Stockholder Proposal:

Qualification for Director Nominees

(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Mr. Sydney K. Kay. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Mr. Kay are printed below verbatim from his submission.

What is the Proposal?

Mr. Kay has submitted the following proposal:

QUALIFICATIONS FOR DIRECTOR NOMINEES

WHEREAS MOST corporate Boards in the United States are currently made up of present or past Chairmen/CEOs/Presidents of other corporations having considerable executive background experiences in a wide varieties of businesses.

WHEREAS MOST of the Director Nominees come from businesses totally unrelated to the corporation to which they have been nominated to serve on its independent executive governance Board.

WHEREAS Sir J.E.E. Dalberg said, “Power tends to corrupt and absolute power corrupts absolutely.”

WHEREAS It is known, throughout the financial industry, that Director Nominees are often appointed by Chairmen/CEOs with the power and influence to create their own Boards. John Kenneth Galbraith, the renown economist, said, “Senior Executives in the great corporations of this country set their own salaries....and stock option deals....subject to the approval of the Board of Directors that they have appointed. Not surprisingly, the Directors go along.” (The Dallas Morning News, 1-16-2000, p. 1/10J)

WHEREAS Directors, nominated in such a fashion, have been called “Puppets” by the author of this Proposal; “Flunkies” by David Broder of The Washington Post, and “Rubber-stampers” by Steve Hamm of BusinessWeek magazine.

WHEREAS Currently, ALL the non-employee Directors, COMBINED, often do not own enough shares in the corporation to which they have been nominated to have genuine feelings of fiduciary responsibility to its shareholders. Their allegiance tends to be directed toward the Chairmen-CEOs who nominated them, as revealed in the enormously distorted Compensation Packages given to the Principal Executives that are totally unrelated to Performance year after year after year.

WHEREAS NO salaried employees shall qualify as a Director Nominee since their presence on the Board corrupts and destroys its function as a totally independent executive governance body.

WHEREAS To have a truly independent executive governance Board, the Nominees must come from sources over which the Chairmen-CEO, and other Principal Executives in the corporation, have no control.

THEREFORE, be it RESOLVED: That all Director Nominees must be:

1.	Individual Investors who shall, for at least the past five (5) years, have been, and currently are, the sole owner of at least five million DOLLARS ($5,000,000) of the corporation’s shares, and/or

2.	Representatives from Mutual, Pension, State Treasury Funds, Foundations or Brokerages holding at least two million (2,000,000) voting SHARES in the corporation to which they are being nominated.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board does not believe in the use of an arbitrary share-ownership criterion as a pre-determining factor in the selection of nominees for directors. In fact, it believes such a restriction would serve to severely and inappropriately limit the number and type of persons who could be considered to serve as a director of the Company.

The Board believes its members should reflect a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, domestic and international governments, leadership, and domestic and international oil and gas related industries sufficient to provide sound and prudent guidance with respect to ConocoPhillips’ operations and interests. And it has implemented this policy. Five members of our Board of Directors have professional backgrounds in the oil and gas industries, two have professional backgrounds in the environmental industry, five have professional backgrounds in government, one has a professional background in international finance, one has a professional background in accounting and three have a professional background leading large corporations. If this proposal were adopted, only very wealthy individuals could be considered as nominees, which would limit our ability to have a Board with the diversity of relevant experiences that the Board believes is in the stockholders’ best interests.

We do understand the value of share ownership in aligning the interests of our directors with those of our stockholders. To further that alignment, we have adopted share ownership guidelines that require our directors to achieve and maintain certain levels of share ownership in the Company as set forth on page 66 of this Proxy Statement.

Because the Proposal would limit the Board’s ability to select the most qualified nominees and because we have in place other mechanisms, such as our share ownership guidelines, to align the interests of our directors with the interests of our stockholders, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Drilling in Sensitive/Protected Areas

(Item 6 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by Green Century Capital Management. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of Green Century Capital Management are printed below verbatim from its submission.

What is the Proposal?

Green Century Capital Management has submitted the following proposal:

Drilling in protected/sensitive areas

WHEREAS: in the 1998 Record of Decision, Secretary of the Interior Bruce Babbitt relied on extensive scientific evaluation in making his decision to protect certain critical wildlife habitat areas in the northeast portion of the National Petroleum Reserve — Alaska;

WHEREAS: approximately 580,000 acres were not made available for oil and gas leasing because the area encompasses key goose molting habitat and critical caribou habitat, and a smaller area of adjacent lands was open for leasing with language limiting surface exploration or development activities;

WHEREAS: this protected area includes the Teshekpuk Lake region, an area that encompasses the most important and sensitive wetland complexes in the circumpolar Arctic, and supports the highest density of nesting waterfowl and shorebirds in the National Petroleum Reserve — Alaska;

WHEREAS: Babbitt stated “This is a balanced plan that carefully weighs the impacts on a fragile Arctic landscape and its abundant wildlife with the long-term economic future of Alaskans”;

WHEREAS: tens of thousands of geese, waterfowl, and caribou will be displaced by roads, pipelines, air strips, and gravel mines if this area is developed;

WHERAS: ConocoPhillips literature states, “For several decades, the company’s focus has been on preserving and protecting the habitats of birds all over the world... ConocoPhillips and its employees participate in a broad variety of projects to help refine scientific knowledge about birds, to protect and improve wildlife habitats and to provide educational programs about birds.”

WHERAS: in May 2006, over a quarter of ConocoPhillips’ shareholders asked the company to consider a policy of refraining from drilling in and around Teshekpuk Lake.

WHERAS: in September 2006, a Federal District Court blocked the Interior Department proposed lease sale in the Northeast NPRA, specifically noting that the government had “violated the National Environmental Protection Act.”

WHEREAS: pledging not to drill in sensitive ecosystems will enhance our company’s image and reputation with consumers, elected officials, current and potential employees, and investors.

RESOLVED, Shareholders request that the Board of Directors prepare a report, at reasonable cost and omitting proprietary information, on the potential environmental damage that would result from drilling for oil and gas in the area inside the National Petroleum Reserve — Alaska originally protected by the 1998 ROD. The report should consider the implications of a policy of refraining from drilling in such areas and should be available to investors by the 2008 annual meeting.

Supporting Statement

Approximately 580,000 acres of the National Petroleum Reserve were not made available for oil and gas leasing because the area encompasses key goose molting habitat.

Drilling in the area protected by the 1998 ROD would not only harm the core wildlife habitats of the caribou and waterfowl, but it will also have a significant impact on the Alaskan Natives who use the area for subsistence fishing and hunting.

Vote YES for this proposal, which will improve our Company’s reputation as a leader in environmentally responsible energy recovery.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The United States District Court in Alaska has recently ordered the U.S. Bureau of Land Management (BLM) to perform additional analysis related to the area in question based on a Record of Decision (ROD) issued in 2006 which had amended the 1998 ROD with respect to the area. ConocoPhillips is supportive of this process to complete the supplemental environmental impact statement and will provide assistance to the BLM as appropriate. This required BLM analysis will be subject to public review and comment prior to any decision-making by the agency. It would not be prudent to conduct any other studies on this area until after the BLM has satisfied the requirements of NEPA as directed by the Court.

In the nine years since the issuance of the 1998 Record of Decision, numerous government and privately-funded studies on the environmental impact of drilling in the Teshekpuk Lake region have been completed. The 2006 Record of Decision by the Department of the Interior would require numerous additional rigorous environmental studies by anyone requesting authorization for development activities in the region. Some of these would require a minimum of three years to complete, for example: wildlife surveys specifically focused on molting geese (Black brant), other waterfowl, and caribou. It should be noted that ConocoPhillips also completes additional environmental and wildlife studies and surveys as part of our integrated NPR-A environmental studies program. This work includes but is not limited to surveys of Spectacled and Stellar’s eiders, tundra swans, caribou, fox, polar and grizzly bear, and others. We, of course, would abide by any final requirements for additional studies before undertaking development in the area. In accordance with our standard practice, we would also work with federal, state, and local governments, local communities, and the appropriate non-governmental organizations to ensure all permitting activities are undertaken prior to any proposed oil and gas activities. The comprehensive permitting process, which is subject to public review, together with the stringent regulatory scheme of monitoring and reporting requirements and ConocoPhillips’ own strict standards, all require environmental protection and accountability for performance. Therefore, we believe that the additional study requested in the shareholder proposal is duplicative, not timely and not in the best interests of our shareholders.

As demonstrated by its history of operating excellence in Alaska, ConocoPhillips has a proven track record of protecting fragile arctic environments while developing oil and gas resources. As an example, ConocoPhillips consulted with the U.S. Fish and Wildlife Service to adjust development and drilling operations at our Alpine production facility in Alaska to mitigate impacts on a sea duck deemed “threatened” under the Endangered Species Act. And it should be noted that advances in drilling and extraction technologies have vastly decreased the environmental impact of our operations in Alaska and around the world.

ConocoPhillips believes development and protection are not inherently contradictory objectives. ConocoPhillips has publicly committed to set a high standard in environmental protection, and we regularly report on our performance in such publications as the corporate “Sustainability Report” and the “Alaska Charter & Sustainable Development Report.” ConocoPhillips believes that the report requested by Green Century Funds is unnecessary and not a good use of resources because it will not provide more or better information than the Company will be obtaining through the regulatory process and its own internal protection protocols.

Green Century Funds’ proposal states that the report it requests should consider the implications of a policy of refraining from drilling in the National Petroleum Reserve — Alaska, in the Teshekpuk Lake region. The National Petroleum Reserve was originally set aside specifically for oil and gas exploration in 1923. ConocoPhillips believes that in the interest of reducing U.S. dependence on imported oil, it would be a serious policy mistake to block development of areas within the NPR-A with significant hydrocarbon resource potential. Although ConocoPhillips supports oil and gas leasing in the Teshekpuk Lake region, it does believe that the most environmentally sensitive areas north of Teshekpuk Lake with the highest use by molting geese should remain off limits to development, and that there should be an appropriate buffer zone around these lakes as a further measure of protection. ConocoPhillips has shared its views with BLM management, Audubon Alaska, and The Nature Conservancy.

In summary, it should be noted that there will be more analysis of the Teshekpuk Lake area undertaken by the BLM in order for the federal government to comply with NEPA. In addition, ConocoPhillips works closely with government policymakers and regulatory agencies to ensure that its operations are environmentally responsible. Prior to new development, the Company conducts environmental studies and prepares reports that document baseline conditions. ConocoPhillips operates in protected areas only where the government has legally authorized such operations and where the Company is confident it can comply with all regulatory requirements. Technological improvements such as horizontal drilling allow development with minimal environmental impact. The Company is confident that it can simultaneously protect the environment and develop oil and gas reserves in areas like the Teshekpuk Lake area. ConocoPhillips shareholders have derived value from oil and gas production in many sensitive and protected areas. The continued global expansion of the number and size of areas where natural resource development is prohibited or severely restricted has the potential to prevent needed oil and gas production and may impact future shareholder returns.

The Board believes developing a special report on drilling in sensitive areas that would consider the policy implications of refraining from drilling in such areas is unnecessary and would not be value added; therefore, the Board recommends that you vote AGAINST this Proposal.

Stockholder Proposal:

Report on Recognition of Indigenous Rights

(Item 7 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the Brethren Benefits Trust. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of the Brethren Benefits Trust are printed below verbatim from its submission.

What is the Proposal?

The Brethren Benefits Trust has submitted the following proposal:

WHEREAS:

ConocoPhillips has declared a commitment to “conduct our business in a way that promotes economic growth, a healthy environment and vibrant communities.” “Respecting indigenous communities is an important part of addressing the company’s community impact.” (ConocoPhillips Sustainability Report 2005)

“Companies are realizing that social acceptance can be as crucial in getting barrels to markets as cutting edge technology, and that failing to take responsibilities to local communities into account can be as damaging as failing to think through the economics of a business decision.” (Energy Intelligence, 9/30/2005)

We believe our company’s efforts to secure consent of indigenous peoples in Alaska and Canada to proposed petroleum developments has contributed to long-term success for ConocoPhillips.

Emerging standards on indigenous rights, such as the principle of Free and Prior Informed Consent embedded in the draft UN Declaration on the Rights of Indigenous Peoples, and the Organization of American States’ (OAS) Proposed American Declaration on the Rights of Indigenous Peoples, could shape the laws and regulations of the countries in which we operate, and may affect our ability to access reserves.

With the acquisition of Burlington Resources, our company became a major holder of oil concessions in Latin America, particularly in blocks located in remote rainforests where indigenous peoples have expressed concern or outright opposition to oil activities on their lands.

In Ecuador, Burlington Resources faced legal challenges, protests, and accusations of using divisive tactics in attempts to obtain consent for its projects in the country’s south-central Amazon. A precedent-setting case is now before the OAS Inter-American Human Rights Commission for alleged rights violations suffered by the Kichwa community of Sarayaku at the hands of the Ecuadorian military and one of our company’s partners, as well as the failure of the state to adequately protect indigenous rights.

In Peru, ConocoPhillips is now a partner in several blocks in the northern Amazon where indigenous peoples are opposed to oil development in their territory. The indigenous federations in Block 104 have resolved to reject petroleum activities and are calling on our company to abandon its exploration plans.

Failure to obtain consent and to respect indigenous rights may threaten the viability of current and future projects. We believe our reputation as a fair player that respects indigenous rights helps us access our upstream investments and contributes to our success.

RESOLVED: Shareholders request that the Board prepare a report by November, 2007, at reasonable cost and omitting proprietary information, on ConocoPhillips’ policies and procedures regarding:

1.	Host country laws and regulations with respect to their adequacy to protect indigenous rights.

2.	Process and practice for obtaining consent of indigenous peoples affected by our operations, through their recognized and official governance structures.

SUPPORTING STATEMENT:

ConocoPhillips’ success depends not only on receiving legal permits, but also on the acceptance and cooperation of the indigenous peoples it affects. Changing norms on indigenous rights should inform our company’s policies and procedures for obtaining this consent, thereby helping us maintain our reputation for leadership and achieve long-term success.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

As the proponents correctly note, the Company is committed to respecting indigenous communities. We are proud of our record in this regard. In fact, the Proponents recognize that our interactions with indigenous communities in Alaska and Canada have contributed to our long term success.

In furtherance of our commitment, and to guide our activities, in 2006 we adopted a Human Rights Policy, which states as follows:

“Governments have the primary responsibility for protecting human rights. ConocoPhillips believes business has a constructive role to play to advance respect for human rights throughout the world as do Non-Government Organizations (NGO’s) and other representative groups in Civil Society.

We recognize the dignity of all human beings and our core values embrace these inalienable rights for all people to live their lives free from social, political, or economic discrimination or abuse.

Our Commitment…

ConocoPhillips will conduct its business consistent with the human rights philosophy expressed in the Universal Declaration of Human Rights (UDHR), and the International Labour Organization Declaration on Fundamental Principles and Rights at Work.

Our intent regarding human rights is also reflected in our Purpose and Values and in our business ethics policy and health, safety and environmental policy, found at www.conocophillips.com. These policies address how we conduct our business with respect for people and the environment, accountability and responsibility to communities, and ethical and trustworthy relationships with our stakeholders. We will maintain ongoing discussion with government, NGO and other business stakeholders through our participation in the Voluntary Principles on Human Rights and Security.”

We continue to expand our dialogue with members of communities in which we operate. One such initiative is our recent election to participate in the Extractive Industry’s Transparency Initiative. This initiative provides for improved transparency of operations in resource-rich countries through the publication and verification of a company payments to, and government revenues from, oil, gas and mining operations.

In summary, we are committed to respecting the rights of, and have a record of appropriately interacting with, indigenous peoples affected by our business activities, and that we openly discuss our record and any specific issues with legitimately interested parties. We therefore believe that the report requested by the proponents is unnecessary and not a good use of resources.

The Board believes developing a special report on policies and procedures regarding consent of indigenous peoples is unnecessary and would not be value added.

Stockholder Proposal:

Community Accountability

(Item 8 on the Proxy Card)

What am I voting on?

You are voting on a proposal submitted by the School Sisters of Notre Dame. We will provide the proponent’s address, and the number of the corporation’s voting securities that the proponent holds, to stockholders promptly upon receiving a request for the information. The text of the resolution and the supporting statement of the School Sisters of Notre Dame are printed below verbatim from their submission.

What is the Proposal?

The School Sisters of Notre Dame have submitted the following proposal:

ConocoPhillips

Community Accountability

RESOLVED, that the shareholders request the Board of Directors to report to shareholders, at reasonable cost and omitting proprietary information, on how the corporation ensures that it is accountable for its environmental impacts in all of the communities where it operates. The report should contain the following information:

1.	how the corporation makes available reports regarding its emissions and environmental impacts on land, water, and soil — both within its permits and emergency emissions — to members of the communities where it operates;

2.	how the corporation integrates community environmental accountability into its current code of conduct and ongoing business practices; and

3.	the extent to which the corporation’s activities have negative health effects on individuals living in economically poor communities.

Supporting Statement

ConocoPhillips (COP) ranks 3rd on the list of worst U.S. corporate air polluters in terms of the amount and toxicity of pollution, and the numbers of people exposed to it. http://www.peri.umass.edu/Toxic-100-Table.265.0.html

Most of this pollution is from COP’s refinery operations. In January 2005, COP entered a voluntary settlement with U.S. EPA in which our company agreed to pay a $4.5 million fine and spend $525 million to cut harmful air emissions from nine of its U.S. petroleum refineries in seven states. This was the largest of 13 EPA settlements with oil refiners.

Refineries account for 5 percent of the country’s dangerous air pollution, releasing sulfur dioxide and nitrogen oxide linked to lung and heart disease through stacks as well as cancer-causing benzene in wastewater. As a former EPA official explained, refinery pollution affects local communities more than power plants because it is released from short smokestacks and does not dissipate readily. “People are living cheek by jowl with refinery pollution.” (Washington Post 1/28/05) http://www.washingtonpost.com/wp-dyn/articles/A43014-005Jan27.html?referrer=email

We believe that corporations have a moral responsibility to be accountable for their environmental impacts — not just effects on the entire ecosystem, but also direct effects on the communities that host their facilities. Communities are often the forgotten stakeholders in terms of corporate activities and impact. No corporation can operate without the resources that local communities provide, but it is often these communities that bear the brunt of corporate activities.

The proponents of this resolution are also particularly concerned about the effects of corporate activities on low-income areas and communities of color. At several COP refineries, the majority of the residents in the “fence-line communities” are African American. One study has found that facilities like oil refineries operated in more heavily African-American counties “seem to pose greater risk of accident and injury than those in counties with fewer African-Americans.” Environmental Justice: Frequency and Severity of U.S. Chemical Industry Accidents and the Socio-economic Status of Surrounding Communities, 58 Journal of Epidemiology and Community Health, 24-30 (2004).

The report requested in this resolution would do much to assure shareholders and other stakeholders that the corporation takes seriously its ethical responsibilities to all of the communities that host its facilities.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

For ConocoPhillips, sustainable development is about conducting its business to promote economic growth, a healthy environment and vibrant communities, now and into the future. As part of its commitment to sustainable development, ConocoPhillips issued its first Sustainable Development Report in 2005. This report, which is updated biannually, is a 40-page compilation of the Company’s policies, business activities and progress to date in meeting its sustainable development commitments. It contains data on ConocoPhillips’ environmental and social performance and an overview of its progress and future objectives regarding sustainable development. Future reports will track ConocoPhillips’ performance and its evolving understanding of sustainable development as the Company continues to build on its knowledge base. Currently, ConocoPhillips is studying the issues of human rights, water management and biodiversity to weigh Company and stakeholder perspectives, benchmark best practices and determine appropriate future steps. The Company is also improving its ability to factor sustainability into its project planning and execution. Striving for sustainability and reporting on its progress will be an ongoing effort at ConocoPhillips.

Based on the fact that ConocoPhillips has publicly issued a comprehensive report on its sustainable growth objectives and its performance metrics, and that it will continue to make these reports publicly available as part of its commitment to be transparent and accountable, the Company believes it has already satisfied the intent of this stockholder proposal. The Board therefore recommends AGAINST adoption of the proposal because it would result in duplicative reporting.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired D.F. King & Co., Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying D.F. King and Co., Inc. a fee of $15,500, plus expenses.

Submission of Future Stockholder Proposals

Under SEC rules, a stockholder who intends to present a proposal, including the nomination of directors, at the 2008 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than December 3, 2007.

Stockholders who wish to propose a matter for action at the 2008 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify ConocoPhillips in writing of the information required by the provisions of ConocoPhillips’ By-Laws dealing with stockholder proposals. The notice must be delivered to ConocoPhillips’ Corporate Secretary between January 9, 2008 and February 8, 2008. You can obtain a copy of ConocoPhillips’ By-Laws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com under our “Corporate Governance” caption.

All written proposals should be directed to the Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079.

The Committee on Directors’ Affairs is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by stockholders. If you wish to have the Committee on Directors’ Affairs consider a nominee for director, you must send a written notice to ConocoPhillips’ Corporate Secretary at the address provided above and include the information required by our By-Laws as discussed beginning on page 13 of this proxy statement.

Available Information

SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional printed copies of the Annual Report, as well as our Corporate Governance Guidelines, Code of Business Ethics and Conduct, charters for each of our Board committees and our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

If you are a holder of record of our shares, you received a communication from our transfer agent, Mellon Investor Services LLC, regarding householding of the materials we send to you. Householding of your materials will take effect unless you inform them that you would prefer to receive multiple copies. You may communicate with Mellon Investor Services LLC by telephone (800-356-0066) or by facsimile (201-680-4606).

Other Matters

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel at Westside

13210 Katy Freeway

Houston, Texas 77079

(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting May 9, 2007

The undersigned hereby appoints J.J. MULVA AND STEPHEN F. GATES as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company’s Annual Stockholders’ Meeting to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on
May 9, 2007, at 10:30 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This Proxy is Continued on the Reverse Side Please Sign on the Reverse Side and Return Promptly

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù Detach here from proxy voting card. Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM EDT the day prior to Annual Meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by the Internet or telephone,

you do NOT need to mail back your proxy card.

PLEASE VOTE

You can review the Company’s 2006 Annual Report and the Company’s Notice and Proxy Statement for the 2007 Annual Meeting at www.conocophillips.com.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1 and 2; and AGAINST Proposals 3 through 8.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Signature: Dated: , 2007
Your signature on this proxy card should be exactly the same as the name imprinted hereon. Unless you vote by telephone or on the Internet, please mark, date, sign and return this proxy card for receipt by May 8, 2007.

Ù Detach here from proxy voting card. Ù

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

        HAVE YOUR PROXY CARD IN HAND.

        TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●	On a touch-tone telephone call Toll Free 1-866-540-5760 — 24 hours a day — 7 days a week.

●	Enter your eleven-digit Control Number which is indicated below.

Option 1:	To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

      When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2:	If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it. THANK YOU FOR VOTING	Annual Meeting May 9, 2007 Admission Ticket

CONOCOPHILLIPS CANADA EMPLOYEE STOCK OWNERSHIP PLAN

VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that the M.R.S. Trust Company, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

If Mellon Investor Services LLC, the Tabulator for the Trustee, M.R.S. Trust Company, does not receive this

Voting Direction card by May 2, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 2, 2007, any shares representing your part of the Canadian Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Canadian Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was delivered to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (M.R.S. Trust Company) should vote.

This Voting Direction is continued on the reverse side	0991 CP

Ù FOLD AND DETACH HERE Ù

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 2, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the CP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/ PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0991 CP

Ù FOLD AND DETACH HERE Ù

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 2, 2007. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

        HAVE YOUR VOTING DIRECTION CARD IN HAND.

        TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●	On a touch-tone telephone call Toll Free 866-540-5760 — 24 hours a day — 7 days a week.

●	Enter your eleven-digit Control Number which is indicated below.

Option 1:	To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

        When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2:	If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

BR RSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

The undersigned hereby directs that The Charles Schwab Trust Company, Trustee of the Burlington Resources Inc. Retirement Savings Plan (“BR RSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, The Charles Schwab Trust Company, does not receive this Voting Direction card by May 7, 2007, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 7, 2007, any shares in the BR RSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the BR RSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the BR RSP.

Also enclosed is ConocoPhillips Notice and Proxy Statement for the 2007 Annual Meeting. ConocoPhillips 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (The Charles Schwab Trust Company) should vote.

This Voting Direction is continued on the reverse side	0995 BR RSP

Ù FOLD AND DETACH HERE Ù

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 7, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the BR RSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.	0995 BR RSP

Ù FOLD AND DETACH HERE Ù

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 7, 2007. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

        HAVE YOUR VOTING DIRECTION CARD IN HAND.

        TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●	On a touch-tone telephone call Toll Free 866-540-5760 — 24 hours a day — 7 days a week.

●	Enter your eleven-digit Control Number which is indicated below.

Option 1:	To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

        When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2:	If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (AUSTRALIA)
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders
May 9, 2007

The undersigned hereby directs that Halifax EES Trustees International Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Australia) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Halifax EES Trustees International Limited, does not receive this Voting Direction card by May 2, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 2, 2007, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees International Limited) should vote.

This Voting Direction is continued on the reverse side	0905 OSSPA

Ù  FOLD AND DETACH HERE  Ù

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0905 OSSPA

Ù FOLD AND DETACH HERE Ù

CPSSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 7, 2007, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 7, 2007, any shares in the CPSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.
YOUR VOTE IS IMPORTANT! Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 7, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or Canada,

and follow the instructions on the reverse

side. There is NO CHARGE to you

for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side	CPSSP 0904

Ù  FOLD AND DETACH HERE  Ù

CPSSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSSP that I become a fiduciary of the CPSSP for voting such shares; that I must act in the best interests of all participants of the CPSSP when giving directions for voting shares not representing my part of the CPSSP; that I have read and understand my duties as a fiduciary as they are described on page 25 of the CPSSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 7, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or Canada,

and follow the instructions on the reverse

side. There is NO CHARGE to you

for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone, you do NOT need to mail back your Voting Direction card. This Voting Direction is continued on the reverse side	CPSSPF 0904

I direct that shares representing my part of the CPSSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.

PLEASE VOTE Ù FOLD AND DETACH HERE Ù	CPSSP 0904

I direct that my pro rata portion of all shares of stock representing the interest of CPSSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.

PLEASE VOTE	CPSSPF 0904

CPSSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“CPSSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 7, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 7, 2007, any shares representing your part of the CPSSP will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the CPSSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSSP.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side 0904 CPSSP

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 7, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or

Canada, and follow the

instructions on the reverse side.

There is NO CHARGE to you for

this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the CPSSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J.Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING -RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.	0904	CPSSP

Δ FOLD AND DETACH HERE Δ

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 7, 2007. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.
TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
● On a touch-tone telephone call Toll Free 866-540-5760 – 24 hours a day – 7 days a week.
● Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.
When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time. To vote FOR, press 1; To vote AGAINST, press 2; To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CONOCO EMPLOYEE SHARE OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

The undersigned hereby directs that Halifax EES Trustees Limited, Trustee of the Conoco Employee Share Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Halifax EES Trustees Limited, does not receive this Voting Direction card by May 2, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 2, 2007, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees Limited) should vote.

This Voting Direction is continued on the reverse side 0903 ESOP

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J.Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING -RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0903	ESOP

Δ FOLD AND DETACH HERE Δ

EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM COMPANY

UNITED KINGDOM LIMITED

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Halifax EES Trustees Limited, Trustee of the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees Limited) should vote.

This Voting Direction is continued on the reverse side 0903 PPESAS

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J.Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING -RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0903	PPESAS

Δ FOLD AND DETACH HERE Δ

CONOCO STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Halifax EES Trustees Limited, Trustee of the Conoco Stock Ownership Plan (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees Limited) should vote.

This Voting Direction is continued on the reverse side 0903 SOP

Δ FOLD AND DETACH HERE Δ

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1 and 2; and AGAINST Proposals 3 through 8.	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J.Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING -RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐
								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0903	SOP

Δ FOLD AND DETACH HERE Δ

CONOCOPHILLIPS SHARE INCENTIVE PLAN

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Halifax EES Trustees Limited, Trustee of the ConocoPhillips Share Incentive Plan (the “Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Halifax EES Trustees Limited, does not receive this Voting Direction card by May 2, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 2, 2007, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees Limited) should vote.

This Voting Direction is continued on the reverse side	0903	CPSIP

Ù FOLD AND DETACH HERE Ù

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions tot he Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicatied in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this proxy card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2007.	0903	CPSIP

Ù FOLD AND DETACH HERE Ù

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (NORWAY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Halifax EES Trustees International Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Norway) (the “Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Halifax EES Trustees International Limited, does not receive this Voting Direction card by May 2, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 2, 2007, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees International Limited) should vote.

This Voting Direction is continued on the reverse side	0906	OSSPN

Ù FOLD AND DETACH HERE Ù

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0906	OSSPN

Ù FOLD AND DETACH HERE Ù

CONOCOPHILLIPS OVERSEAS STOCK SAVINGS PLAN (EMDEN-GERMANY)

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Halifax EES Trustees International Limited, Trustee of the ConocoPhillips Overseas Stock Savings Plan (Emden-Germany) (the“ Plan”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m,. and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 9, 2007.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Halifax EES Trustees International Limited, does not receive this Voting Direction card by May 2, 2007, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by the Internet on or before May 2, 2007, any shares representing your part of the Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

This package contains your confidential Voting Direction card to instruct the Trustee of the Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Plan.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Halifax EES Trustees International Limited) should vote.

This Voting Direction is continued on the reverse side	0907	OSSPG

Ù FOLD AND DETACH HERE Ù

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Mail

24 Hours a Day, 7 Days a Week

Your Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 2, 2007. Have your Voting Direction card in hand when you access the website.	OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 2, 2007.

If you vote your Voting Direction card by the Internet,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the Plan be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet, please mark, date, sign and return this Voting Direction card for receipt by May 2, 2007.	0906	OSSPG

Ù FOLD AND DETACH HERE Ù

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders

May 9, 2007

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 7, 2007, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 7, 2007, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the CPSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CPSP.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side	0907	CPSP

Ù FOLD AND DETACH HERE Ù

ConocoPhilips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on
or before May 7, 2007, on a
touch-tone telephone in the
United States, Puerto Rico or
Canada, and follow the
instructions on the reverse side.
There is NO CHARGE to you for
this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.	0907	CPSP

Ù FOLD AND DETACH HERE Ù

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 7, 2007. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

      HAVE YOUR VOTING DIRECTION CARD IN HAND.

      TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●	On a touch-tone telephone call Toll Free 866-540-5760 – 24 hours a day – 7 days a week.

●	Enter your eleven-digit Control Number which is indicated below.

Option 1:	To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

      When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2:	If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it. THANK YOU FOR VOTING

CPSP

CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside,13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 7, 2007, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 7, 2007, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 7, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or Canada,

and follow the instructions on the reverse

side. There is NO CHARGE to you

for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side	CPSP	0907

Ù FOLD AND DETACH HERE Ù

CPSP

CONFIDENTIAL FIDUCIARY VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”), vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP that I become a fiduciary of the CPSP for voting such shares; that I must act in the best interests of all participants of the CPSP when giving directions for voting shares not representing my part of the CPSP; that I have read and understand my duties as a fiduciary as they are described on pages 33 and 34 of the CPSP Summary Plan Description/Prospectus dated October 3, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by the Internet or telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 11:59 PM EDT on May 7, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760 on

or before May 7, 2007, on a

touch-tone telephone in the

United States, Puerto Rico or Canada,

and follow the instructions on the reverse

side. There is NO CHARGE to you

for this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 7, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

This Voting Direction is continued on the reverse side	CPSPF	0907

I direct that shares representing my part of the CPSP be voted by the Trustee as follows:	Please mark your Votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.

PLEASE VOTE Ú FOLD AND DETACH HERE Ú	CPSP	0907

I direct that my pro rata portion of (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP participants who fail to give voting direction be voted by the Trustee as follows:	Please mark your Votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 7, 2007.

PLEASE VOTE	CPSPF	0907

CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION

ConocoPhillips Annual Meeting of Stockholders May 9, 2007

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by the Internet or telephone.

If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 8, 2007, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by the Internet or telephone on or before May 8, 2007, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of ConocoPhillips common stock described on the back of the card.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side	0908	CBT

Ù FOLD AND DETACH HERE Ù

ConocoPhilips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Internet http://www.proxyvoting.com/cop Use the Internet to vote your Voting Direction card through 4PM EDT on May 8, 2007. Have your Voting Direction card in hand when you access the website.	OR

Telephone

866-540-5760

Call toll-free 866-540-5760
through 4 PM EDT on May 8, 2007,

on a touch-tone telephone in the

United States, Puerto Rico or
Canada, and follow the
instructions on the reverse side.
There is NO CHARGE to you for
this call.

		OR	Mail Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope for receipt by May 8, 2007.

If you vote your Voting Direction card by the Internet or telephone,

you do NOT need to mail back your Voting Direction card.

PLEASE VOTE

Employees who direct the CBT Trustee how tovote shares heldby this trust have an important voice in matters which affect ConocoPhillips.

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Proposals 1 and 2; and AGAINST Proposals 3 through 8.	Please mark your votes as indicated in this example	☒

Proposal 1 - ELECTION OF CLASS II DIRECTORS				The Board of Directors recommends votes FOR Proposals 1 and 2				The Board of Directors recommends votes AGAINST Proposals 3 through 8
Nominees:	FOR	AGAINST	ABSTAIN	Nominees:	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 James E. Copeland, Jr.	☐	☐	☐	04 William R. Rhodes	☐	☐	☐	Proposal 3 -	CORPORATE POLITICAL CONTRIBUTIONS	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Kenneth M. Duberstein	☐	☐	☐	05 J. Stapleton Roy	☐	☐	☐	Proposal 4 -	GLOBAL WARMING - RENEWABLES	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
03 Ruth R. Harkin	☐	☐	☐	06 William E. Wade, Jr.	☐	☐	☐	Proposal 5 -	QUALIFICATION FOR DIRECTOR NOMINEES	☐	☐	☐
					FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Proposal 2 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007					☐	☐	☐	Proposal 6 -	DRILLING IN SENSITIVE/PROTECTED AREAS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 7 -	REPORT ON RECOGNITION OF INDIGENOUS RIGHTS	☐	☐	☐
										FOR	AGAINST	ABSTAIN
								Proposal 8 -	COMMUNITY ACCOUNTABILITY	☐	☐	☐

								I PLAN TO ATTEND THE ANNUAL MEETING				☐

Signature: Dated: , 2007
Your signature on this Voting Direction card should be exactly the same as the name imprinted here on. Unless you vote by the Internet or telephone, please mark, date, sign and return this Voting Direction card for receipt by May 8, 2007.	0908	CBT

Ù FOLD AND DETACH HERE Ù

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 8, 2007. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

      HAVE YOUR VOTING DIRECTION CARD IN HAND.

      TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

●	On a touch-tone telephone call Toll Free 866-540-5760 – 24 hours a day – 7 days a week.

●	Enter your eleven-digit Control Number which is indicated below.

Option 1:	To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

      When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2:	If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it. THANK YOU FOR VOTING

Dear ConocoPhillips Stockholder,

We are pleased to provide you with electronic delivery of the ConocoPhillips 2006 Annual Report, the Notice and Proxy Statement and voting instructions for the 2007 Annual Meeting of Stockholders. If you desire a printed Annual Report and/or Proxy Statement, a link to a request form is available.

For your convenience, you may vote the shares you hold as a stockholder of record electronically via the Internet. All voting instructions are submitted to an independent proxy tabulator who is obligated to hold them in confidence and not to reveal your individual votes to any person, including ConocoPhillips, except as may be required by law.

To access these documents, voting instructions and to vote your shares electronically, click here.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addressee. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Mellon immediately by returning the e-mail to the originator.

Request Annual Report and/or Proxy Statement

CONOCOPHILLIPS

2007 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

The Annual Meeting of Stockholders of ConocoPhillips will be held on Wednesday, May 9, 2007, at 10:30 a.m. Central Time at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas 77079. Stockholders are being asked to consider and vote on the following matters:

1.	The election of six (6) directors for terms of office expiring at the Annual Meeting of Stockholders in 2010;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2007; and

3.	The consideration of six (6) stockholder proposals.

You are receiving this e-mail because you hold shares of common stock of ConocoPhillips on March 12, 2007, the record date for 2007 Annual Meeting.

Your vote is important and the Company encourages you to vote your shares. To vote your shares, please follow these simple steps:

1.	Review the Proxy Statement and the Company’s 2006 Annual Report by selecting them from the ‘Contents’ list at the top of this message. The Proxy Statement contains information about the proposals on which you are being asked to vote.

2.	Decide how you want to vote on the eight items.

3.	Go to the electronic voting site by clicking ‘Vote Now’ at the top of this message and follow the prompts. Be assured your vote is confidential. Please print a copy of this notice, make a note of or copy and paste the control number below. You will need the control number to access the confidential voting site.

Control Number: 39400040000

Voting via the Internet must be completed no later than 11:59 p.m. Eastern time, May 8, 2007, the day prior to the Annual Meeting.

Mellon Investor Services

Tabulator

April 2, 2007

To: ConocoPhillips U.S. Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust (“CBT”) was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 44 million shares of ConocoPhillips common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company (“Trustee”).

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from certain U.S. and international employees of ConocoPhillips and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee’s vote of approximately 96% of the 44 million shares. The remaining CBT shares will be voted by international employees under similar arrangements.

These 44 million shares in the CBT, combined with the shares held in the plans sponsored by ConocoPhillips and its subsidiaries, give employees a strong voice in the direction of our Company.

ConocoPhillips

Enclosure

IMPORTANT VOTING INSTRUCTIONS

This package contains your confidential Voting Direction cards to instruct the Trustee how to vote shares of ConocoPhillips common stock described on the enclosed cards. The voting will take place at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 9, 2007, at 10:30 a.m.

Also enclosed is the Company’s Notice and Proxy Statement for the 2007 Annual Meeting. The Company’s 2006 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting cards that apply to you are enclosed.

YOUR VOTE IS IMPORTANT!

Participants who direct the Trustee how to vote shares held by the plan identified on the voting card have an important voice in matters which affect ConocoPhillips.

You can vote in one of three ways:

ELECTION 1	YOU MAY USE THE INTERNET AT HTTP://WWW.PROXYVOTING.COM/COP TO VOTE THROUGH 11:59 PM EDT ON MAY 7, 2007. HAVE YOUR VOTING DIRECTION CARD IN HAND WHEN YOU ACCESS THE WEBSITE.

OR
ELECTION 2	IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 7, 2007. IF YOU VOTE BY THE INTERNET OR TELEPHONE, PLEASE DO NOT RETURN YOUR CARD(S) BY MAIL.
HAVE YOUR VOTING DIRECTION CARD IN HAND.
TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:
● On a touch-tone telephone call Toll Free 866-540-5760 — 24 hours a day — 7 days a week.
● Enter your eleven-digit Control Number which is indicated in the box on the Voting Direction card.
Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.
When you press 1, your vote will be confirmed and cast as you directed. END OF CALL
Option 2: If you choose to vote separately for any Proposal, you will hear the following instructions:
You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.
Your vote will be repeated and you will have an opportunity to confirm it.

OR

ELECTION 3	MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY MAY 7, 2007. IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA, YOU MUST VOTE BY THE INTERNET OR RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.

April 2007

To:	NON-REGISTERED SHAREHOLDERS OF CONOCOPHILLIPS GROUP PLAN

Re:	PROXY VOTING INSTRUCTIONS

As a Non-Registered Shareholder you have the right to vote your common shares at the Annual Meeting of ConocoPhillips.

Enclosed in this package are the following items:

1) Voting Direction Card

2) Notice and Proxy Statement for the 2007 Annual Meeting

3) Return envelope

The Proxy Voting Response form records your name, address and the number of shares of ConocoPhillips that you hold in your account as of March 12, 2007 (record date for the Annual Meeting of Shareholders).

Please complete the Proxy Voting Response form by making an “X” in each box to direct your vote, sign and date it, and return it to Mellon Investor Services in the enclosed envelope. Note: We must receive your completed Proxy Voting Card no later than May 2, 2007.

If the Proxy Voting Response form is not returned, or if it is not signed and dated, your shares will not be voted. A Proxy Voting Response form that is returned and signed without specific voting direction for each item outlined on the Card will be voted as recommended by The Board of Directors of ConocoPhillips on the Proxy Statement enclosed.

Alternately, we also encourage you to vote by telephone at 1-866-540-5760 or via the Internet at http://www.proxyvoting.com/cop. You will require your Voting Instruction Card. Your response must be received no later than 4:00 p.m. EDT May 2, 2007.

GRS Securities Inc.

Encl.

Dear CPSP Active Employee Participant,

As an active employee participating in the ConocoPhillips Savings Plan (CPSP), you may direct The Vanguard Fiduciary Trust Company, Trustee of CPSP, to vote the shares of ConocoPhillips common stock in the CPSP treated as allocated to your account on the March 12, 2007 record date for the May 9, 2007 Annual Meeting of Stockholders. You may also direct a pro rata portion of (1) all unallocated shares of ConocoPhillips common stock in the plan and (2) all shares of stock representing the interests of CPSP participants who fail to give voting direction to the Trustee regarding allocated shares. By electing to direct the Trustee’s vote of shares which do not represent your own part of the CPSP, you become a fiduciary of the CPSP for voting such shares and you must act in the best interests of all participants of the CPSP. Fiduciary duties are described on pages 33 and 34 of the CPSP Summary Plan Description/Prospectus dated October 3, 2003.

For your convenience, you may vote electronically via the Internet through 11:59 p.m. Eastern Time, May 7, 2007. All voting instructions are submitted to an independent proxy tabulator who is obligated to hold them in confidence and not to reveal your individual votes to any person, including ConocoPhillips, except as may be required by law.

We are pleased to provide you with electronic delivery of the ConocoPhillips 2006 Annual Report and the Notice and Proxy Statement for the 2007 Annual Meeting of Stockholders. This allows us to quickly and efficiently distribute proxy materials in an environmentally-sensitive manner.

To access the proxy materials and a confidential, electronic voting direction site for the 2007 Annual Meeting of Stockholders, click here. If you desire a printed Annual Report and/or Proxy Statement, a link to a request form is provided.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addressee. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Mellon immediately by returning the e-mail to the originator.

Request Annual Report and/or Proxy Statement

CONOCOPHILLIPS

2007 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of ConocoPhillips will be held on Wednesday, May 9, 2007, at 10:30 a.m. Central Time at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas 77079. Stockholders are being asked to consider and vote on the following matters:

1.	The election of six (6) directors for terms of office expiring at the Annual Meeting of Stockholders in 2010;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2007; and

3.	The consideration of six (6) stockholder proposals.

Please follow these simple steps:

1.	Review the Proxy Statement and the Company’s 2006 Annual Report by selecting them from the ‘Contents’ list at the top of this message. The Proxy Statement contains information about the proposals on which you are being asked to vote.

2.	Decide how you want to vote on the eight items.

3.	Go to the electronic voting direction site by clicking ‘Vote Now’ at the top of this message and follow the prompts. Be assured your vote is confidential. Please print a copy of this notice, make a note of or copy and paste the control number below. You will need the control number to access the confidential voting direction site.

Control Number: 39400040000

Voting via the Internet must be completed no later than 11:59 p.m. Eastern Time, May 7, 2007.

Mellon Investor Services LLC

Tabulator

Dear BR RSP Active Employee Participant,

As a participant in the Burlington Resources Inc. Retirement Savings Plan (BR RSP), you are entitled to direct the Trustee, The Charles Schwab Trust Company, regarding the voting of the shares of ConocoPhillips common stock in the BR RSP treated as allocated to your account on the March 12, 2007 record date for the May 9, 2007 Annual Meeting of Stockholders. If you do not give the Trustee voting directions, your shares are normally voted in the same proportion as shares for which voting directions were received from other BR RSP participants.

For your convenience, you may vote electronically via the Internet through 11:59 p.m. Eastern Time, May 7, 2007. All voting instructions are submitted to an independent proxy tabulator who is obligated to hold them in confidence and not to reveal your individual votes to any person, including ConocoPhillips, except as may be required by law.

We are pleased to provide you with electronic delivery of the ConocoPhillips 2006 Annual Report and the Notice and Proxy Statement for the 2007 Annual Meeting of Stockholders. This allows us to quickly and efficiently distribute proxy materials in an environmentally-sensitive manner.

To access the proxy materials and a confidential, electronic voting direction site for the 2007 Annual Meeting of Stockholders, click here. If you desire a printed Annual Report and/or Proxy Statement, a link to a request form is provided.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addressee. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Mellon immediately by returning the e-mail to the originator.

Request Annual Report and/or Proxy Statement

CONOCOPHILLIPS

2007 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of ConocoPhillips will be held on Wednesday, May 9, 2007, at 10:30 a.m. Central Time at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas 77079. Stockholders are being asked to consider and vote on the following matters:

1.	The election of six (6) directors for terms of office expiring at the Annual Meeting of Stockholders in 2010;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2007; and

3.	The consideration of six (6) stockholder proposals.

To instruct the Trustee of the BR RSP on how to vote shares of ConocoPhillips common stock representing your interest in the BR RSP, please follow these simple steps:

1.	Review the Proxy Statement and the Company’s 2006 Annual Report by selecting them from the ‘Contents’ list at the top of this message. The Proxy Statement contains information about the proposals on which you are being asked to vote.

2.	Decide how you want to vote on the eight items.

3.	Go to the electronic voting direction site by clicking ‘Vote Now’ at the top of this message and follow the prompts. Be assured your vote is confidential. Please print a copy of this notice, make a note of or copy and paste the control number below. You will need the control number to access the confidential voting direction site.

Control Number: 39400040000

Voting via the Internet must be completed no later than 11:59 p.m. Eastern Time, May 7, 2007.

Mellon Investor Services LLC

Tabulator

Dear ConocoPhillips U.S. Employee,

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust (CBT) was established for ConocoPhillips to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 44 million shares of ConocoPhillips common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company (Trustee).

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from certain U.S. and international employees of ConocoPhillips and subsidiaries who participate in Company stock-related benefit plans and arrangements. If you direct the Trustee’s vote of ConocoPhillips common stock held in the CBT, you become a directing fiduciary of the CBT.

For your convenience, you may vote electronically via the Internet through 4:00 p.m., Eastern Time, May 8, 2007. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee’s vote of approximately 96% of the 44 million shares. The remaining CBT shares will be voted by international employees under similar arrangements.

All voting instructions are submitted to an independent proxy tabulator who is obligated to hold them in confidence and not to reveal your individual votes to any person, including ConocoPhillips, except as may be required by law.

To access the ConocoPhillips 2006 Annual Report, the Proxy Statement and voting instructions for the 2007 Annual Meeting of Stockholders, and to vote electronically, click here. If you desire a printed Annual Report and/or Proxy Statement, a link to a request form is provided.

The information contained in this e-mail may be confidential and is intended solely for the use of the named addressee. Access, copying or re-use of the e-mail or any information contained therein by any other person is not authorized. If you are not the intended recipient, please notify Mellon immediately by returning the e-mail to the originator.

Request Annual Report and/or Proxy Statement

CONOCOPHILLIPS

2007 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of ConocoPhillips will be held on Wednesday, May 9, 2007, at 10:30 a.m. Central Time at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas 77079. Stockholders are being asked to consider and vote on the following matters:

1.	The election of six (6) directors for terms of office expiring at the Annual Meeting of Stockholders in 2010;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2007; and

3.	The consideration of six (6) stockholder proposals.

You may direct the Trustee’s vote of ConocoPhillips common stock in the CBT electronically via the Internet.

Please follow these simple steps:

1.	Review the Proxy Statement and the Company’s 2006 Annual Report by selecting them from the ‘Contents’ list at the top of this message. The Proxy Statement contains information about the proposals on which you are being asked to vote.

2.	Decide how you want to vote on the eight items.

3.	Go to the electronic voting site by clicking ‘Vote Now’ at the top of this message and follow the prompts. Be assured your vote is confidential. Please print a copy of this notice, make a note of or copy and paste the control number below. You will need the control number to access the confidential voting site.

Control Number: 39400040000

Voting via the Internet must be completed no later than 4:00 p.m. Eastern Time, May 8, 2007.

Mellon Investor Services LLC

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